As filed with the Securities and Exchange Commission on February 28, 2013
Securities Act Registration Statement No. 033-66528
Investment Company Act File No. 811-07912

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment ☐
Post-Effective Amendment No. 50 ☒
and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 51 ☒
(Check appropriate box or boxes)

OLD WESTBURY FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
760 Moore Road
King of Prussia, PA 19406
(Address of Principal Executive Offices, including Zip Code)

Steven L. Williamson, Esq.
Bessemer Investment Management LLC
630 Fifth Avenue
New York, New York 10111
(Name and Address of Agent for Service)

COPY TO:

Robert M. Kurucza, Esq.
Goodwin Procter LLP
901 New York Avenue, NW
Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485; or
☒	On March 1, 2013 pursuant to paragraph (b) of Rule 485; or
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485; or
☐	On (date) pursuant to paragraph (a)(1) of Rule 485; or
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Old Westbury Funds, Inc.
Prospectus

Old Westbury Large Cap Core Fund	OWLCX
Old Westbury Large Cap Strategies Fund	OWLSX
Old Westbury Global Small & Mid Cap Fund	OWSMX
Old Westbury Global Opportunities Fund	OWGOX
Old Westbury Real Return Fund	OWRRX
Old Westbury Fixed Income Fund	OWFIX
Old Westbury Municipal Bond Fund	OWMBX

March 1, 2013

Bessemer Investment Management llc

Investment Adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OLD WESTBURY FUNDS, INC.

Prospectus

March 1, 2013

Bessemer Investment Management LLC—the Investment Adviser (the “Adviser”) to the Funds listed on the front cover of this Prospectus (each a “Fund” and collectively, the “Funds”)

CONTENTS

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FUND SUMMARIES

Old Westbury Large Cap Core Fund

Investment Goal

          The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.37%

Total Annual Fund Operating Expenses(1)	1.07%

Less Fee Waiver(1)	(0.07)%

Total Annual Fund Operating Expenses After Fee Waiver,(1)	1.00%

(1) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2014, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.00%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

          This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$102	$329	$579	$1,295

Portfolio Turnover

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

          The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world, including in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the S&P Global Broad Market Index. The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2012, the smallest market capitalization in this group was $8.04 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

          The Fund invests in a portfolio of securities the Adviser believes has the potential for long-term capital appreciation with overall lower volatility than the general equity markets. The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, exchange-traded funds (“ETFs”), and a variety of derivatives, including futures, options and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets.

Principal Risks

          All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

          The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

          Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

          Foreign Risk — Investing in securities of foreign issuers in the form of depositary receipts, such as ADRs, European Depositary Receipts (“EDRs”) and GDRs, which typically are issued by local financial institutions and evidence ownership of the underlying securities, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets.

          Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

          U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

          Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Performance Information

          The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the S&P Global LargeCap Index (Net). The Net version of the index reflects no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

          Prior to November 16, 2011, the Fund was named the Old Westbury U.S. Large Cap Fund and operated under a different investment strategy of investing at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Prior to October 2, 2008, the Fund was named the Old Westbury Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Old Westbury Core Equities Fund and operated under a different investment strategy. The performance information shown below largely represents the Fund’s prior investment strategies and may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 13.19% (quarter ended 6/30/2009) and the lowest return for a quarter was (26.05)% (quarter ended 12/31/2008).

Average Annual Total Returns (for the periods ended 12/31/2012)	1 Year	5 Years	10 Years
Fund Return Before Taxes	8.93%	(3.49)%	2.99%
Fund Return After Taxes on Distributions	8.77%	(3.63)%	2.85%
Fund Return After Taxes on Distributions and Sale of Shares	6.37%	(2.90)%	2.62%
S&P Global LargeCap Index (Net) (reflects no deduction for fees, expenses or income taxes)	15.86%	(1.40)%	7.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

          Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. and located at 630 Fifth Avenue, New York, New York 10111.

          Portfolio Managers.

          Mr. John Alexander Christie, Principal of the Adviser, has shared responsibility for the day-to-day investment management of the Fund. Mr. Christie has been a member of the investment team responsible for managing the Fund since November 16, 2011and joined the Adviser in 2006.

          Mr. Alexander I. B. Lloyd, Principal of the Adviser, has shared responsibility for the day-to-day investment management of the Fund. Mr. Lloyd has been a member of the investment team responsible for managing the Fund since November 16, 2011and joined the Adviser’s affiliate Bessemer Group (UK) Limited in 2009 and the Adviser in 2010.

Purchase and Sale of Fund Shares

          For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 33 of this Prospectus.

Tax Information

          For important information about taxes, please turn to the section entitled “Tax Information” on page 33 of this Prospectus.

Financial Intermediary Compensation

          For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 33 of this Prospectus.

Old Westbury Large Cap Strategies Fund

Investment Goal

          The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.33%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(1),(2)	1.19%
Less Fee Waiver(2)	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.16%

(1) Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2014, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.15%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

          This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$118	$373	$649	$1,439

Portfolio Turnover

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

          The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world, including in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the S&P Global Broad Market Index. The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2012, the smallest market capitalization in this group was $8.04 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

          The Fund employs multiple investment strategies which the Adviser believes are complementary. The Fund invests in securities the Adviser believes have potential for above average returns and active currency strategies. The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, exchange-traded funds (“ETFs”), and a variety of derivatives, including futures, options, swap contracts, and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, currency value fluctuations or movements in the securities markets. In addition, the Fund may engage in short sales.

          The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

          All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser and sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

          The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

          Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

          Foreign Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

          Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

          U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

          Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

          Multi-Style Management Risk — Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

          Growth Style Investment Risk — Growth stocks can perform differently from the market as a whole and from other types of stocks. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short-term.

          Value Style Investment Risk — Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Performance Information

          The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the S&P Global LargeCap Index (Net). The Net version of the index reflects no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

          Prior to November 16, 2011, the Fund was named the Old Westbury Non-U.S. Large Cap Fund and operated under a different investment strategy of investing at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization non-U.S. companies. Prior to July 29, 2008, the Fund was named the Old Westbury International Fund and operated under a different investment strategy. The performance through July 28, 2008 represents performance of the Fund’s prior strategy of investing in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which were listed on recognized foreign securities exchanges. The performance information shown below largely represents the Fund’s prior investment strategies and may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 20.35% (quarter ended 9/30/2010) and the lowest return for a quarter was (21.36)% (quarter ended 9/30/2011).

Average Annual Total Returns (for the periods ended 12/31/2012)	1 Year	5 Years	10 Years
Fund Return Before Taxes	15.09%	(2.76)%	6.92%
Fund Return After Taxes on Distributions	14.97%	(2.89)%	6.60%
Fund Return After Taxes on Distributions and Sale of Shares	9.98%	(2.27)%	6.25%
S&P Global LargeCap Index (Net) (reflects no deduction for fees, expenses or income taxes)	15.86%	(1.40)%	7.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

          Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. and located at 630 Fifth Avenue, New York, New York 10111.

          Portfolio Managers and Sub-Advisers.

          An investment team consisting of Messrs. Michael Crawford, Harry Hagey, Jr. and Jeffrey Rutledge, and led by Mr. Crawford, is responsible for the overall portfolio management of the Fund, as well as the day-to-day management of the portion of the Fund managed by the Adviser, including the formulation of investment strategies, and the implementation and monitoring of those strategies.

          Mr. Michael Crawford, Principal of the Adviser, leads the investment team responsible for managing the Fund and has been a member of the investment team since January 9, 2012. Mr. Crawford joined the Adviser in January 2012.

          Mr. Harry Hagey, Jr., Principal of the Adviser, has been a member of the investment team responsible for managing the Fund since November 16, 2011. Mr. Hagey joined the Adviser in 2007.

          Mr. Jeffrey A. Rutledge, Principal of the Adviser, has been a member of the investment team responsible for managing the Fund since November 16, 2011. Mr. Rutledge joined the Adviser in 2004.

          Oldfield Partners LLP (“Oldfield”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Mr. Richard Oldfield has been the portfolio manager of Oldfield’s portion of the Fund since November 16, 2011. Mr. Oldfield founded Oldfield in 2005.

          Sands Capital Management, LLC (“Sands”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. David Levanson and Sunil Thakor have been the portfolio managers of Sands’ portion of the Fund since November 16, 2011. Mr. Levanson worked for Sands from 1992-1994 and rejoined Sands in 2002. Mr. Thakor joined Sands in 2004.

Purchase and Sale of Fund Shares

          For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 33 of this Prospectus.

Tax Information

          For important information about taxes, please turn to the section entitled “Tax Information” on page 33 of this Prospectus.

Financial Intermediary Compensation

          For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 33 of this Prospectus.

Old Westbury Global Small & Mid Cap Fund

Investment Goal

          The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses(1), (2)	1.19%
Less Fee Waiver(2)	(0.06)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.13%

(1) Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waiver in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2014, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.11%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

          This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$115	$368	$645	$1,434

Portfolio Turnover

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

          The Fund invests in a broad, diversified portfolio of securities of small and medium capitalization companies traded on a principal U.S. exchange or U.S. over-the-counter market, and securities of small and medium capitalization non-U.S. companies in foreign countries, including emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies. The Adviser currently defines small and mid capitalization companies as companies having, at the time of initial investment, a market capitalization not greater than the smallest 40% by market capitalization of the companies that comprise the S&P Global Broad Market Index. The Fund may continue to hold securities whose market capitalizations exceed or fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2012, the largest market capitalization in this group was $13.5 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

          The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund also may invest in U.S. Government fixed income securities, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and REIT-like entities, corporate bonds, and a variety of derivatives, including futures, options, swap contracts and other derivative instruments, to increase return, to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. The Fund invests at least 80% of its total assets in at least three countries, and may invest 50% or more of its assets in a single country. Emerging-market companies may represent up to 33% of the Fund’s assets.

          The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

          All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

          The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

          Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

          Smaller Company Risk — Smaller companies may be more vulnerable to market downturns and adverse business or economic events and may be less liquid than securities in larger companies.

          Foreign Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

          Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

          Real Estate Investment Trusts Risk — Real estate investment trusts or REITs and REIT-like entities carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT or REIT-like entity and adverse changes to the tax laws.

          U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

          Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

          Multi-Style Management Risk — Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

Performance Information

          The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the S&P Global MidSmall Cap Index (Net). The Net version of the index reflects no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

          Prior to October 2, 2008, the Fund was named the Old Westbury Global Small Cap Fund and operated under a different investment strategy. The performance through October 1, 2008 represents performance of the Fund’s prior strategy of investing at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 15.96% (quarter ended 9/30/2010) and the lowest return for a quarter was (19.83)% (quarter ended 9/30/2011).

Average Annual Total Returns (for the periods ended 12/31/2012)	1 Year	5 Years	Since Inception (4/5/05)
Fund Return Before Taxes	17.32%	6.09%	9.20%
Fund Return After Taxes on Distributions	16.07%	5.53%	8.56%
Fund Return After Taxes on Distributions and Sale of Shares	12.84%	5.20%	7.99%
S&P Global MidSmallCap Index (Net) (reflects no deduction for fees, expenses or income taxes)	18.02%	0.57%	6.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

          Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111.

          Portfolio Managers and Sub-Advisers.

          Mr. John Hall, Managing Director and Portfolio Manager Mid Cap Equities of the Adviser, has been primarily responsible, since 2008, for the day-to-day investment management of the Adviser’s portion of the Fund and is responsible for implementing and monitoring the overall management of the Fund. Mr. Hall joined Bessemer in 1998.

          Dimensional Fund Advisors LP (“Dimensional”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Dimensional manages its portion of the Fund’s portfolio using a team approach which includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel. Messrs. Joseph H. Chi, Jed S. Fogdall and Henry F. Gray are jointly responsible for day-to-day management of domestic equity portfolios and together with Ms. Karen E. Umland are jointly responsible for day-to-day management of non-U.S. equity portfolios. Mr. Chi joined Dimensional in 2005, Mr. Fogdall joined Dimensional in 2004, Mr. Gray joined Dimensional in 1995 and Ms. Umland joined Dimensional in 1993.

          Champlain Investment Partners, LLC (“Champlain”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Champlain’s portion of the Fund has been managed by Mr. Scott T. Brayman, CFA since January 1, 2006. Mr. Brayman joined Champlain in 2004.

          Mondrian Investment Partners Limited (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Mondrian’s portion of the Fund has been managed by a team of investment professionals led by Dr. Ormala Krishnan, PhD, who heads Mondrian’s developed and emerging markets small cap teams. Mondrian has managed a portion of the Fund’s portfolio since January 21, 2011 and, due to a technical change of control of Mondrian that resulted in the automatic termination of the prior sub-advisory agreement, from July 20, 2011. Dr. Krishnan joined Mondrian in 2000.

Purchase and Sale of Fund Shares

          For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 33 of this Prospectus.

Tax Information

          For important information about taxes, please turn to the section entitled “Tax Information” on page 33 of this Prospectus.

Financial Intermediary Compensation

          For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 33 of this Prospectus.

Old Westbury Global Opportunities Fund

Investment Goal

          The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.04%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(1),(2)	1.36%
Less Fee Waiver	(0.15)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.21%

(1) Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2014 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.20%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

          This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$123	$406	$720	$1,613

Portfolio Turnover

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Investment Strategies

          The Fund pursues its investment goal by investing throughout the world in a broad range of equity securities, securities that have equity-like characteristics and fixed-income securities. Investments may include common stocks, preferred stocks, convertible securities, corporate bonds, asset-backed securities, including mortgage-backed obligations, real estate investment trusts (“REITs”), structured notes, depository receipts, U.S. and non-U.S. Government fixed-income securities, inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., and commodity-linked instruments. The Fund may seek to capture the return potential created by market dislocations. The Fund invests in securities issued by companies of any capitalization size in several different countries. The Fund, as a general matter, intends to invest its assets in at least three countries, one of which may be the U.S., and to have at least 40% of its assets invested outside the U.S. However, based on the global opportunistic investment focus of the Fund, the Fund may be invested in a smaller number of countries and have a lesser percentage of its assets outside the U.S. Securities held by the Fund may be of any maturity or quality, including below investment grade rated securities (sometimes referred to as “junk bonds”) and unrated securities determined by the Adviser or sub-advisers to be of comparable quality. The Fund invests in different types of securities and asset classes to the extent permitted by applicable laws, regulations and orders.

          The Fund’s portfolio may include investments in both domestic and foreign securities, including securities issued by companies or governments in emerging market countries. The relative attractiveness of particular currencies may be a factor in the Adviser’s or sub-advisers’ investment decisions with respect to security selection. The Fund also may invest in a variety of derivatives, including among others, futures, options, swap contracts, forward contracts, including forward foreign currency exchange contracts, and other derivative instruments, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets (including relevant indexes) and currency value fluctuations. In addition, the Fund may invest in private placements and exchange-traded funds (“ETFs”). The Fund may engage in short selling and other investment techniques.

          The Adviser employs sub-advisers for some asset classes, or segments of specific asset classes, and allocates the Fund’s portfolio investments on an opportunistic basis intended to achieve attractive relative returns among asset classes and investments. The Adviser’s investment process consists of fundamental research as well as the use of proprietary quantitative models that evaluate a universe of equity securities based on a number of factors which could include valuation, revenues, earnings, capital discipline, financial leverage and volatility.

Principal Risks

          All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

          The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

          Non-Diversified Risk—The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund which may cause the Fund to be more volatile.

          Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

          Smaller Company Risk — Smaller companies may be more vulnerable to market downturns and adverse business or economic events and may be less liquid than securities in larger companies.

          Foreign Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

          Currency Management Strategies Risk — Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser or sub-advisers expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates and, when used for purposes other than hedging, may further increase the Fund’s exposure to foreign investment losses.

          Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

          Real Estate Investment Trusts Risk — Real estate investment trusts or REITs carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT and adverse changes to the tax laws.

          Fixed Income Securities Risk — Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.

          Developing Market Countries Risk — The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

          Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

          High-Yield, Lower-Grade Debt Securities Risk — High-yield and lower-grade debt securities are high risk investments and may cause principal and investment losses to the Fund.

          U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

          Mortgage-Backed and Asset-Backed Securities Risk — Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets, and delinquencies and losses of the underlying mortgage or assets.

          Municipal Securities Risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities.

          Convertible Securities Risk — Convertible Securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

          Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying security, currency, index or instrument, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates or volatility. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

          Structured Notes Risk — Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates.

          Inflation-Protected Securities Risk — The value of an inflation-protected debt security generally will fall when real interest rates rise.

          Restricted Securities Risk — Restricted securities carry the risk that few potential purchasers for such securities may exist.

          Short Sales Risk — Short sales involve the risk that losses may be exaggerated, potentially causing the Fund to lose more money than the actual cost of the investment.

          Loan Participations and Assignments Risk — Loan participations and assignments of portions of loans involve special types of risk, including credit risk, interest rate risk, liquidity risk and the risks of being a lender.

          Multi-Style Management Risk — Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

Performance Information

          The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the S&P Global LargeMidCap Index (Gross). The Gross version of the index reflects no deductions for fees, expenses or income and withholding taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 11.13% (quarter ended 9/30/2009) and the lowest return for a quarter was (15.12)% (quarter ended 12/31/2008).

Average Annual Total Returns (for the periods ended 12/31/2012)	1 Year	5 Years	Since Inception (11/28/07)
Fund Return Before Taxes	15.07%	(0.12)%	(0.23)%
Fund Return After Taxes on Distributions	13.92%	(1.82)%	(1.92)%
Fund Return After Taxes on Distributions and Sale of Shares	9.88%	(1.12)%	(1.20)%
S&P Global LargeMidCap Index (Gross) (reflects no deduction for fees, expenses or income and withholding taxes)	16.80%	(0.46)%	(0.38)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

          Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111.

          Portfolio Managers and Sub-Advisers.

          Mr. Gregory M. Lester, Managing Director of the Adviser and Portfolio Manager of the Adviser’s portion of the Fund since its inception, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. Mr. Lester joined the Adviser in 2003.

          Mr. Edward N. Aw, Principal and Head of Quantitative Strategies of the Adviser, has shared responsibility for the day-to-day investment management of the Adviser’s portion of the Fund since inception, with particular emphasis on quantitative driven investments. Mr. Aw joined the Adviser in 2004.

          Franklin Advisers, Inc. (“Franklin”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Dr. Michael Hasenstab has been the portfolio manager of Franklin’s portion of the Fund since inception. Dr. Hasenstab joined Franklin Templeton Investments in 1995.

          Shenkman Capital Management, Inc. (“SCM”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. SCM’s portion of the Fund’s portfolio is managed under an investment team structure by Mark R. Shenkman, Steven N. Schweitzer, Mark J. Flanagan, Justin W. Slatky and Eric Dobbin. Mark Shenkman, as Chief Investment Officer of SCM, has the ultimate authority and accountability with respect to decisions made by SCM’s high yield bond team. Mr. Schweitzer is the lead portfolio manager for SCM’s portion of the Fund’s portfolio and is responsible for reviewing the overall composition of SCM’s portion of the Fund’s portfolio and implementing trades based on the credit decisions made by the high yield bond team. Messrs. Flanagan, Slatky and Dobbin are the remaining members of SCM’s high yield bond team. Together with Messrs. Shenkman and Schweitzer, they generate investment ideas and provide ongoing evaluation of SCM’s portion of the Fund’s portfolio. Mr. Shenkman has been the President and Chief Investment Officer of SCM since he founded the company in 1985. Mr. Schweitzer, Senior Vice President and Portfolio Manager of SCM, joined the firm in 1996. Mr. Flanagan, Executive Vice President and Portfolio Manager of SCM, joined the firm in 1992. Mr. Slatky, Senior Vice President and Senior Portfolio Manager of SCM, joined the firm in 2011. Mr. Dobbin, Senior Vice President and Portfolio Manager of SCM, joined the firm in 2006.

          BlackRock Financial Management, Inc. (“BlackRock”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Mr. Akiva Dickstein has been the portfolio manager of BlackRock’s portion of the Fund since September 25, 2009. Mr. Dickstein joined BlackRock in 2009. Mr. John Vibert has been a portfolio manager of BlackRock’s portion of the Fund since 2010. Mr. Vibert joined Blackrock in 2008.

Purchase and Sale of Fund Shares

          For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 33 of this Prospectus.

Tax Information

          For important information about taxes, please turn to the section entitled “Tax Information” on page 33 of this Prospectus.

Financial Intermediary Compensation

          For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 33 of this Prospectus.

Old Westbury Real Return Fund

Investment Goal

          The Fund’s goal is to seek real capital appreciation in inflationary environments.

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.31%

Total Annual Fund Operating Expenses(1)	1.16%
Less Fee Waiver(1)	(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver(1), (2)	1.11%

(1) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2014 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.10%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

(2) When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income, and the interest expense is included in a Fund’s overall expense ratio. The Real Return Fund’s overall expense ratio, excluding such interest expense, would be 1.10%.

Example

          This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$113	$360	$630	$1,401

Portfolio Turnover

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

          The Fund invests in a portfolio of instruments that the Adviser believes should benefit in environments of increasing inflation. Under normal circumstances, the Fund primarily invests its assets among the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level of inflation: inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S.; floating-rate bonds issued by various government and corporate entities;

commodities; real estate investment trusts or REITs; securities and derivatives, including swaps, options and futures linked to the price of other assets (such as commodities, stock indexes and real estate); and equity securities of domestic and foreign companies within the commodities-related industries. The Fund also may invest in exchange-traded funds (“ETFs”), convertible securities, structured notes and private placements. The Adviser attempts to manage the Fund’s “real return” (which equals total return less the estimated cost of inflation) by investing in instruments that the Adviser believes should perform better than other instruments during a period of time when inflation is rising. The Fund also attempts to hedge against inflationary pressures by investing in non-traditional instruments such as derivative instruments and commodities. Derivatives may be used to increase returns and/or to hedge or protect the Fund’s exposure to, for example, interest rate movements, movements in the commodities or securities markets (including relevant indexes) and currency value fluctuations. In addition, the Fund may engage in short selling and other investment techniques.

          The Fund seeks to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in OWF Real Return Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment goal as the Fund. In addition, the Subsidiary (like the Fund) will limit its investment in illiquid assets to 15% of its net assets. In this regard, the Fund’s investment in the Subsidiary is considered liquid. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these investments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Fund’s investment in the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other investments in which the Subsidiary invests, which are discussed elsewhere in the Prospectus.

Principal Risks

          All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

          The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

          Non-Diversified Risk — The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund which may cause the Fund to be more volatile.

          Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

          Smaller Company Risk — Smaller companies may be more vulnerable to market downturns and adverse business or economic events and may be less liquid than securities in larger companies.

          Foreign Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

          Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

          Real Estate Investment Trusts Risk — Real estate investment trusts or REITs carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT and adverse changes to the tax laws.

          Fixed Income Securities Risk — Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.

          U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

          Inflation-Protected Securities Risk — The value of an inflation-protected debt security generally will fall when real interest rates rise.

          Convertible Securities Risk — Convertible Securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

          Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

          Structured Notes Risk — Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates.

          Commodities Risk — The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The operations and financial performance of companies in the agricultural, natural resources and related industries may be directly affected by commodity prices. This risk is exacerbated for those companies that own the underlying commodity.

          Restricted Securities Risk — Restricted securities carry the risk that few potential purchasers for such securities may exist.

          Short Sales Risk — Short sales involve the risk that losses may be exaggerated, potentially causing the Fund to lose more money than the actual cost of the investment.

          Certain Tax Risk — The tax treatment and characterization of the Fund’s distribution may vary significantly from time to time because of the varied nature of the Fund’s investments. The Subsidiary is treated as a “controlled foreign corporation” and the Fund is treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, the Fund is required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary, and there will be a corresponding adjustment to the Fund’s tax basis in the subsidiary. This reporting disparity may give rise to differences when calculating distributable earnings or deficits under U.S. GAAP and U.S. federal income tax rules, and such differences could be material.

          Subsidiary Risk — Because the Fund will invest a portion of its assets in the Subsidiary, which may hold commodities, commodities-related instruments, derivatives and other investments described in this Prospectus, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary generally is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodities, commodities-related instruments, derivatives and other investments.

Performance Information

          The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the Dow Jones UBS Commodity Index. The Fund also compares its performance to the Barclays Capital U.S. TIPS Index, the Fund’s secondary benchmark. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 16.70% (quarter ended 12/31/2010) and the lowest return for a quarter was (28.95)% (quarter ended 12/31/2008).

Average Annual Total Returns (for the periods ended 12/31/2012)	1 Year	5 Years	Since Inception (4/28/05)*
Fund Return Before Taxes	(0.08)%	(4.37)%	3.01%
Fund Return After Taxes on Distributions	(0.12)%	(5.06)%	2.07%
Fund Return After Taxes on Distributions and Sale of Shares	(0.00)%	(3.95)%	2.29%
Dow Jones UBS Commodity Index (reflects no deduction for fees, expenses or income and withholding taxes)	(1.06)%	(5.17)%	0.49%
Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or income and withholding taxes)	6.98%	7.04%	6.28%

*Barclays U.S. TIPS Index since inception returns from 4/30/05.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

          Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111. The Adviser also serves as the investment adviser for the Subsidiary.

          Portfolio Managers.

          Mr. W. Preston Stahl, Managing Director of the Adviser and Portfolio Manager of the Fund since inception, is primarily responsible for the day-to-day investment management of the Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. Mr. Stahl joined Bessemer in 2000.

          Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has shared responsibility for the day-to-day investment management of the Fund, with particular emphasis on investments in inflation-linked bonds. Mr. Rossmiller joined the Adviser in May 2010.

Purchase and Sale of Fund Shares

          For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 33 of this Prospectus.

Tax Information

          For important information about taxes, please turn to the section entitled “Tax Information” on page 33 of this Prospectus.

Financial Intermediary Compensation

          For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 33 of this Prospectus.

Old Westbury Fixed Income Fund

Investment Goal

          The Fund’s goal is to seek total return (consisting of current income and capital appreciation).

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.31%

Total Annual Fund Operating Expenses(1)	0.76%
Less Shareholder Servicing Fee Waiver(2)	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver(1), (2)	0.66%

(1) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2014, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any) and after the application of the shareholder servicing fee commitment, at 0.70%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

(2) Bessemer Trust Company, N.A. has contractually committed through October 31, 2014, to waive its shareholder servicing fee for the Fund to the extent necessary to maintain a maximum shareholder servicing fee for the Fund at 0.10%. The shareholder servicing fee commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

          This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$67	$226	$406	$926

Portfolio Turnover

          The Fund pays transaction costs, such as commission, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

          The Fund invests primarily in a diversified portfolio of investment-grade bonds and notes. The Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. Government securities. The Adviser attempts to manage the Fund’s “total return” (which includes both changes in principal value of the Fund’s securities and income earned) by lengthening or shortening the average maturity of the Fund’s securities according to whether the Adviser expects market interest rates to rise or decline. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. In addition, the Fund may invest in exchange-traded funds (“ETFs”), convertible securities, municipal securities, and inflation-protected securities such as TIPS and similar bonds issued by governments outside of the U.S.

Principal Risks

          All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

          The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

          Fixed Income Securities Risk — Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.

          Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

          Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

          U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

          Inflation-Protected Securities Risk — The value of an inflation-protected debt security generally will fall when real interest rates rise.

          Mortgage-Backed and Asset-Backed Securities Risk — Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets and delinquencies and losses of the underlying mortgage or assets.

          Municipal Securities Risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities.

          Convertible Securities Risk — Convertible Securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

          Foreign Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

          Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

Performance Information

          The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index. On March 1, 2013, the Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index replaced the Barclays Government/Credit Total Index as the Fund’s benchmark to more closely reflect the Fund’s current investment strategy. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 7.61% (quarter ended 12/31/2008) and the lowest return for a quarter was (1.99)% (quarter ended 6/30/2008).

Average Annual Total Returns (for the periods ended 12/31/2012)	1 Year	5 Years	10 Years
Fund Return Before Taxes	3.19%	5.18%	4.45%
Fund Return After Taxes on Distributions	2.32%	3.89%	3.13%
Fund Return After Taxes on Distributions and Sale of Shares	2.14%	3.75%	3.07%
Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (reflects no deduction for fees, expenses, or income and withholding taxes)	3.30%	4.71%	4.25%
Barclays Government/Credit Total Index (reflects no deduction for fees, expenses or income and withholding taxes)	4.82%	6.06%	5.25%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

          Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111.

          Portfolio Manager. Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, is the Portfolio Manager of the Fund since November 30, 2012. Mr. Rossmiller joined the Adviser in May 2010.

Purchase and Sale of Fund Shares

          For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 36 of this Prospectus.

Tax Information

          For important information about taxes, please turn to the section entitled “Tax Information” on page 36 of this Prospectus.

Financial Intermediary Compensation

          For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 36 of this Prospectus.

Old Westbury Municipal Bond Fund

Investment Goal

          The Fund’s goal is to seek total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%
Other Expenses	0.31%

Total Annual Fund Operating Expenses(1)	0.73%
Less Shareholder Servicing Fee Waiver(2)	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver(1), (2)	0.63%

(1) Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2014, to waive its advisory fee to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any) and after the application of the shareholder servicing fee commitment, at 0.70%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

(2) Bessemer Trust Company, N.A. has contractually committed through October 31, 2014, to waive its shareholder servicing fee for the Fund to the extent necessary to maintain a maximum shareholder servicing fee for the Fund at 0.10%. The shareholder servicing fee commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

          This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$64	$216	$389	$890

Portfolio Turnover

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

          The Fund invests primarily in a diversified portfolio of investment-grade municipal securities, which includes tax-free debt securities of states, territories, and possessions of the U.S. and political subdivisions and taxing authorities of these entities, with a goal of seeking total return (consisting of current income that is exempt from regular federal income tax and capital appreciation). At least 80% of the Fund’s income from investments in municipal securities will be exempt from regular federal income tax. Interest from the Fund’s investments may be subject to the federal alternative minimum tax. The Fund invests, as a non-fundamental policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds. The Fund also may invest in exchange-traded funds (“ETFs”).

Principal Risks

          All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

          The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

          Fixed Income Securities Risk — Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.

          Focus Risk — To the extent that the Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly.

          Municipal Securities Risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities.

          Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

          Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable time or price.

          Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Performance Information

          The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index. The Fund also compares its performance to the Lipper Short-Intermediate Municipal Debt Funds Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance shown below reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 6.15% (quarter ended 9/30/2009) and the lowest return for a quarter was (3.99)% (quarter ended 12/31/2010).

Average Annual Total Returns (for the periods ended 12/31/2012)	1 Year	5 Years	10 Years
Fund Return Before Taxes	2.57%	4.53%	3.92%
Fund Return After Taxes on Distributions	2.36%	4.46%	3.82%
Fund Return After Taxes on Distributions and Sale of Shares	2.34%	4.22%	3.70%
Bank of America Merrill Lynch 1-12 Year Municipal Bond Index (reflects no deduction for fees, expenses or income and withholding taxes)	3.40%	5.15%	4.46%
Lipper Short-Intermediate Municipal Debt Funds Index (reflects no deduction for fees, expenses or income and withholding taxes)	2.86%	3.90%	3.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

          Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111.

          Portfolio Manager. Mr. Bruce A. Whiteford, Managing Director of the Adviser, is the Portfolio Manager of the Fund. Mr. Whiteford joined Bessemer in 1996 and has managed the Fund since its inception.

Purchase and Sale of Fund Shares

          For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 33 of this Prospectus.

Tax Information

          The Fund will pass on to its shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

          Distributions of the Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Fund generally will be taxed as described in the paragraph above. For additional information, see the section entitled “Taxes” on page 33 of this Prospectus.

Financial Intermediary Compensation

          For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 33 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

          To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent (as defined below). Shares of a Fund will be sold at its next determined net asset value.

          For additional information regarding the purchase and sale of Fund shares, please turn to the sections entitled “What Do Shares Cost?” on page 47, “How Do I Purchase Shares?” on page 48 and “How Do I Redeem Shares?” on page 49 of this Prospectus.

TAX INFORMATION

          A Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

FINANCIAL INTERMEDIARY COMPENSATION

          Each Fund pays Bessemer Trust Company, N.A. (“Bessemer”) a shareholder servicing fee for certain shareholder support services. Bessemer may in turn engage other parties including broker/dealers, banks, trust companies, investment advisers and other financial institutions and intermediaries to provide such shareholder support services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. For additional information, please turn to the section entitled “Distribution and Shareholder Servicing of Fund Shares” on page 55 of this Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Goals

          The investment goal of each Fund described above is not fundamental and may be changed without shareholder approval by the Board of Directors (the “Board”).

Risks of Investing in the Funds

          Following is a description of the principal risks specific to an investment in a particular Fund or Funds. The Funds’ Statement of Additional Information (“SAI”) includes further information about the Funds, their investments and related risks.

          Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

          Foreign Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return. Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time. Although depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary receipts (“NVDRs”) are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

          Currency Management Strategies Risk — Currency management strategies may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce a Fund’s exposure to currency risks, may also reduce a Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases a Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

          Smaller Company Risk — Smaller companies may be more vulnerable to market downturns and adverse business or economic events. Smaller companies may also have more limited financial resources and business operations than larger, more established companies. Smaller company securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies.

          Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to market risk that the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector in which the ETF invests. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks. See the section entitled “Investments in Other Investment Companies” for further information on fees changed to ETFs and other matters.

          Non-Diversified Risk — The Global Opportunities Fund and Real Return Fund are non-diversified, which means that they may invest their assets in a smaller number of issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by one of these Funds could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Non-diversified funds may be subject to greater volatility than diversified funds.

          Fixed Income Securities Risk — Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. Fixed income securities also may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. You can expect the net asset value of a Fund to fluctuate accordingly. Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer’s ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of a Fund holding the security to go down. Fixed income securities also may be subject to call risk. If interest rates decline, an issuer may repay (or “call”) a debt security held by a Fund prior to its maturity.

          Developing Market Countries Risk — A Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

          Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

          U.S. Government Obligations Risk — Some U.S. Government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Other U.S. Government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. Government securities may be subject to varying degrees of credit risk and all U.S. Government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

          Mortgage-Backed and Asset-Backed Securities Risk — Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including: sensitivity to changes in interest rates, prepayment and contraction risk, risk of default of the underlying mortgage or assets, delinquencies and losses of the underlying mortgage or assets, a decline in or flattening of housing values and limited liquidity in the secondary market. Delinquencies and losses on residential mortgage loans may increase as a result of various economic and other factors, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

          Growth Style Investment Risk — Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long-term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general. Thus, a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

          Value Style Investment Risk — Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

          Municipal Securities Risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

          Convertible Securities Risk — The value of convertible securities may fall when interest rates rise. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because it is convertible into or exercisable for common stock at a stated price or rate. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt. Certain convertible securities may be illiquid and therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

          Derivatives Risk — Gains or losses involving derivatives such as futures, options, swap agreements and forward foreign currency exchange contracts may be substantial, because a relatively small price movement in the underlying security, instrument, currency or index may result in a substantial gain or loss for a Fund. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

The following sets forth more detailed information regarding specific risks associated with certain derivatives expected to be used by a Fund. These may be in addition to the risks associated with investing in derivatives generally, described above. The derivatives described below may not be the only derivatives that may be used by the Funds (please see the Funds’ principal investment strategies). Importantly, as is indicated above, the Funds’ SAI includes also additional disclosure regarding the Funds’ investments and related risks, including concerning derivatives.

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Forward Foreign Currency Exchange Risk. Forward foreign currency exchange transactions may decline in value as a result of foreign market downswings or foreign currency fluctuations and a Fund may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of governments or central banks, the imposition of currency controls and speculation. Use of such instruments, therefore, can have the effect of reducing returns and minimizing opportunities for gain.

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Futures Risk. The loss that may be incurred in entering into futures transactions may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s net asset value. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to a Fund. Furthermore, exchanges may limit fluctuations in futures transaction prices during a trading session by imposing a maximum permissible price movement on each futures transaction. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures transactions executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

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Options Risk. Options trading entails additional risks than those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund that purchases options is subject to the risk of a complete loss of the amounts paid as premiums to the writer of the option. A Fund that writes options is subject to the risk that its forecast of market value or other relevant factors is incorrect, which could cause the Fund to be in a worse position than it would have been had if it had not written the option.

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Swaps Risk. Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different market factors or types of investments, including a specified reference security, basket of securities, securities market index or index component. Swaps may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, securities market indexes, or other factors such as security prices or inflation rates.

          The Adviser has claimed an exclusion from the definition of a commodity pool operator with respect to its management of the Funds pursuant to Commodity Futures Trading Commission Rule 4.5. Therefore, the Adviser is not subject to regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, the Funds must limit their investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures transactions). The Adviser has registered as a CPO with respect to its management of the Subsidiary.

          Structured Notes Risk — Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. The terms of structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. These securities may be less liquid than other types of securities, and may be more volatile than their underlying instruments. The percentage by which the value of a structured note decreases may be far greater than that of its underlying instruments.

          Commodities Risk — Commodities may subject a Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The operations and financial performance of companies in the agricultural, natural resources and related industries may be directly affected by commodity prices. This risk is exacerbated for those companies that own the underlying commodity.

          Inflation-Protected Securities Risk — The risk that the value of inflation-protected debt securities will change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

          Restricted Securities Risk — Restricted securities also carry the risk that few potential purchasers for such securities may exist. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

          Short Sales Risk — Short sales involve the risk that losses may be exaggerated, potentially causing a Fund to lose more money than the actual cost of the investment. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

          Credit Risk — A Fund may lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. This risk is increased when a portfolio security is downgraded or the perceived creditworthiness of an issuer or counterparty deteriorates.

          Liquidity Risk — A chance that a Fund may not be able to sell securities or other instruments timely at desired prices. During periods of reduced market liquidity, the difference between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a security readily at a price that reflects what the Fund believes it should be worth. Less liquid securities can also become more difficult to value.

          Real Estate Investment Trusts Risk — Real estate investment trusts or REITs and REIT-like entities carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT or REIT-like entity and adverse changes to the tax laws. REIT and REIT-like investments also typically generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates.

          Loan Participations and Assignments Risk — Loans that are below investment grade entail default and other risks greater than those associated with higher rated loans. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Investments in loans through a direct assignment of the financial institution’s interests with respect to a loan may involve additional risks to the Fund, including, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender, or the Fund bearing the costs and liabilities associated with owning and disposing of the collateral upon a foreclosure of the loan. Loans in which the Fund may invest may not be readily marketable and may be subject to restrictions on resale.

          Certain Tax Risk — The tax treatment and characterization of a Fund’s distribution may vary significantly from time to time because of the varied nature of the Fund’s investments. In addition, certain Fund investments may generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. The ultimate tax characterization of a Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. While a portion of a Fund’s income distributions may qualify as tax-advantaged dividends, enabling certain investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of a Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the portion, if any, of a Fund’s distributions that qualifies for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code of 1986, as amended the (“Code”), and future changes in tax laws and regulations.

          OWF Real Return Fund Ltd., a wholly-owned subsidiary of the Real Return Fund organized under the laws of the Cayman Islands (the “Subsidiary”), is treated as a “controlled foreign corporation” and the Fund is treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, that Fund is required to include currently in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary, and there will be a corresponding adjustment to the Fund’s tax basis in the subsidiary. The reporting disparity may give rise to differences when calculating distributable earnings or deficits under U.S. GAAP and U.S. federal income tax rules, and such differences could be material. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

          Subsidiary Risk — Because the Real Return Fund will invest a portion of its assets in the Subsidiary, which may hold commodities, commodities-related instruments, derivatives and other investments described in this Prospectus, the Real Return Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Real Return Fund; however, the Subsidiary (unlike the Real Return Fund) may invest without limitation in commodities, commodities-related instruments, derivatives and other investments. There can be no assurance that the investment goal of the Subsidiary will be achieved. By investing in the Subsidiary, the Real Return Fund will gain exposure to commodities and commodity-linked instruments within the limits of Subchapter M of the Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). The IRS has issued a private letter ruling to the Real Return Fund confirming that “subpart F income” derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute

“qualifying income” under Subchapter M of the Code. However, the status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Fund’s investment in the Subsidiary does not constitute qualifying income to the Real Return Fund. Please see the section entitled “Taxes” for additional information regarding the Subsidiary. Furthermore, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Real Return Fund and/or the Subsidiary to operate as expected and could adversely affect the Real Return Fund.

          Multi-Style Management Risk — Because certain portions of the Large Cap Strategies Fund’s, Global Small & Mid Cap Fund’s and Global Opportunities Fund’s assets are managed by different portfolio managers using different styles, the Funds could experience overlapping investments. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

          Focus Risk — To the extent that the Municipal Bond Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly. Factors affecting a state, such as significant fiscal difficulties, an economic downturn, court rulings, increased expenditures, or reduced monetary support from the federal government, could impair the ability of issuers within that state to repay their obligations.

          High-Yield Debt Securities Risk — High-yield debt securities (including loans) and unrated securities of similar credit quality (“high-yield debt instruments” or “junk bonds”) involve greater risk of a complete loss of a Fund’s investment, or delays of interest and principal payments, than higher-quality debt securities. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and a Fund could lose its entire investment.

          The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit a Fund’s ability to obtain recourse.

          High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield debt instruments generally pose greater illiquidity and valuation risks.

          Debt Securities Ratings Risk — The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

          Unrated Debt Securities Risk — Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which a Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Investments in Other Investment Companies

          The Funds may invest their assets in securities of other investment companies, including exchange-traded funds (“ETFs”), as an efficient means of carrying out their investment policies. Investment companies, including ETFs, incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such additional expenses. To the extent a Fund invests in the securities of other investment companies, the acquired investment companies’ fees and expenses are reflected in the Fund’s fees and expenses.

          The Funds may invest in investment companies, including exchange-traded funds (“ETFs”), in excess of 1940 Act limitations on investments in other investment companies in reliance on SEC exemptive orders obtained by such investment companies. The limitation in the foregoing sentence does not apply to the Real Return Fund’s investment in the Subsidiary.

Temporary Investments

          Each Fund may temporarily depart from its principal investment strategies by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.) in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons. This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment objective.

Disclosure of Portfolio Holdings

          A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

WHO MANAGES THE FUNDS?

          The Board governs the Funds. The Board oversees Bessemer Investment Management LLC, the Funds’ investment adviser (the “Adviser”) and a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”).

Adviser

          The Adviser either manages the Funds’ assets, including buying and selling portfolio securities, or supervises the sub-advisers who are responsible for the day-to-day management of the Funds. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111. The Adviser also serves as the investment adviser to the Subsidiary.

          Bessemer is a subsidiary of The Bessemer Group Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services with total assets under supervision of approximately $77.9 billion as of December 31, 2012.

          For its services under the Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion

Large Cap Core Fund	0.70%	0.65%	0.60%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Average net assets

Global Small & Mid Cap Fund	0.85%
Real Return Fund	0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion

Global Opportunities Fund	1.10%	1.05%	1.00%
Large Cap Strategies Fund	0.90%	0.85%	0.80%

          For the fiscal year ended October 31, 2012, the Funds each paid the actual net advisory fee as a percentage of its average net assets as follows: 0.63% for the Large Cap Core Fund; 0.82% for the Large Cap Strategies Fund; 0.79% for the Global Small & Mid Cap Fund; 0.89% for the Global Opportunities Fund; 0.80% for the Real Return Fund; 0.45% for the Fixed Income Fund; and 0.42% for the Municipal Bond Fund.

          Information regarding the factors considered by the Board in connection with the most recent approvals of the Investment Advisory and Sub-Advisory Agreements is provided in the Funds’ Annual Report for the fiscal year ended October 31, 2012.

          As discussed in its Fund Summary under the caption “Principal Investment Strategies,” the Real Return Fund may, in part, pursue its investment goal by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser an annual advisory fee at the rate of 0.85% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed to exclude from the advisory fee calculation for the Real Return Fund the amount of the Fund’s assets invested in the Subsidiary. The Subsidiary also pays directly all of its other expenses.

Sub-Advisers

          Dimensional Fund Advisors LP (“Dimensional”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, is responsible for the day-to-day management of a portion of the Global Small & Mid Cap Fund’s portfolio subject to the oversight of the Adviser. Dimensional was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors and clients of independent financial advisers. Dimensional is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2012, assets under management for all Dimensional affiliated advisors totaled approximately $262 billion. The fee of Dimensional is based on the assets that Dimensional is responsible for managing. The fee Dimensional receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee rate set forth above.

          Champlain Investment Partners, LLC (“Champlain”), located at 180 Battery Street, Burlington, Vermont 05401, is responsible for the day-to-day management of a portion of the Global Small & Mid Cap Fund’s portfolio subject to the oversight of the Adviser. Champlain had approximately $4.4billion in assets under management as of December 31, 2012. The fee of Champlain is based on the assets that Champlain is responsible for managing. The fee Champlain receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee rate set forth above.

          Mondrian Investment Partners Limited (“Mondrian”), located at Fifth Floor, 10 Gresham Street, London EC2V 7JD, is responsible for the day-to-day management of a portion of the Global Small & Mid Cap Fund’s portfolio subject to the oversight of the Adviser. Mondrian is owned by its employees. As of December 31, 2012, assets under management totaled approximately $68.2 billion. Mondrian’s fee is based on the assets that Mondrian is responsible for managing. The fee Mondrian receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee rate set forth above.

          Franklin Advisers, Inc. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, is responsible for the day-to-day management of a portion of the Global Opportunities Fund’s portfolio subject to the oversight of the Adviser. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly-traded global investment organization operating as Franklin Templeton Investments. As of December 31, 2012, assets under management totaled approximately $781.8 billion. The fee of Franklin is based on the assets that Franklin is responsible for managing. The fee Franklin receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee rate set forth above.

          Shenkman Capital Management, Inc. (“SCM”), located at 461 Fifth Avenue, New York, New York 10017, is responsible for the day-to-day management of a portion of the Global Opportunities Fund’s portfolio subject to the oversight of the Adviser. SCM is independently owned by 19 senior team members, one outside director and the Shenkman Family. Mr. Mark R. Shenkman is SCM’s majority shareholder and serves as the firm’s President and Chief Investment Officer. As of December 31, 2012, SCM’s assets under management totaled approximately $23.1billion. The fee of SCM is based on the assets that SCM is responsible for managing. The fee SCM receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee rate set forth above.

          BlackRock Financial Management, Inc. (“BlackRock”), located at 40 East 52nd Street, New York, NY 10022, is responsible for the day-to-day management of a portion of the Global Opportunities Fund’s portfolio subject to the oversight of the Adviser. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc., a publicly-traded global investment services company. As of December 31, 2012, assets under management totaled approximately $3.79 trillion. BlackRock’s fee is based on the assets that BlackRock is responsible for managing. The fee BlackRock receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee rate set forth above.

          Oldfield Partners LLP (“Oldfield”), located at 130 Buckingham Palace Road, London SW1W 9SA, United Kingdom, is responsible for the day-to-day management of a portion of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Oldfield is owned 77.09% by its executive partners and 22.91% by outside investors. As of December 31, 2012, assets under management totaled approximately $5.7billion. Oldfield’s fee is based on the assets that Oldfield is responsible for managing. The fee Oldfield receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee rate set forth above.

          Sands Capital Management, LLC (“Sands”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, is responsible for the day-to-day management of a portion of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Sands is owned by Sands Capital Management LP (“Sands LP”). Frank Sands, Sr., Marjorie R. Sands, Frank M. Sands, Jr. and Jessica K. Sands own indirectly a majority interest in Sands LP with the remaining minority interest held by officers and employees of Sands. As of December 31, 2012, assets under management totaled approximately $27billion. Sands’ fee is based on the assets that Sands is responsible for managing. The fee Sands receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee rate set forth above.

          As described above, the Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Large Cap Strategies, Global Small & Mid Cap and Global Opportunities Funds. The Funds may in the future engage one or more additional sub-advisers. While a sub-adviser makes the day-to-day investment decisions for a Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and performance on an ongoing basis. Based on its evaluation, the Adviser may, at any time, recommend to the Board that a Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser. The Adviser and the Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about the hiring, termination and replacement of unaffiliated sub-advisers of the Funds without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the affected Fund’s shareholders of any actions taken in reliance on this relief.

          The SAI contains additional information about the Adviser and the sub-advisers, as well as the Funds’ other service providers.

Portfolio Managers

          Certain of the Funds are managed by individual portfolio managers, while others are managed by an investment team of co-managers. The individuals primarily responsible for the day-to-day investment management of the Funds are identified below. Information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the Funds they manage is available in the SAI.

     Large Cap Core Fund

          Mr. John Alexander Christie, Principal of the Adviser, shares responsibility for the day-to-day investment management of the Fund. Mr. Christie joined the Adviser in March 2006. Prior to his current role, he served as a senior analyst for the Old Westbury Real Return Fund and prior to that as a research analyst covering the energy and utilities sectors for Large Cap U.S. Equities portfolios. Prior to joining the Adviser, he was a senior associate analyst at UBS from 2004-2006. He previously worked as an equity analyst for Banc One Investment Advisors from 2002 to 2004. Mr. Christie received his BS in Mechanical Engineering from the University of California (Santa Barbara) in 1997 and his MBA from Duke University Fuqua School of Business in 2002.

          Mr. Alexander I. B. Lloyd, Principal of the Adviser, shares responsibility for the day-to-day investment management of the Fund. Mr. Lloyd joined the Adviser’s affiliate in July 2009 and joined the Adviser in January 2010. Prior to his current role, he served as an Associate Portfolio Manager with analytical responsibility for the consumer sector for Global Large Cap Equities portfolios. Mr. Lloyd was at AXA Investment Managers from October 2003 to May 2009 in various positions, including serving as an equity analyst, head of research and portfolio manager for UK Equities. He previously worked as a Pan-European equity analyst at Fidelity Investments from September 2000 to September 2003. His experience also includes working as a strategy consultant in a wide range of industries at Mercer Management Consulting from March 1994 to May 1999. Mr. Lloyd received his MA degree in Economics from Cambridge University, United Kingdom in 1993 and his MBA from INSEAD, France in 2000.

     Large Cap Strategies Fund

          An investment team consisting of Mr. Michael Crawford, Mr. Harry Hagey, Jr. and Mr. Jeffrey Rutledge, and led by Mr. Crawford, is responsible for the overall portfolio management of the Fund, as well as the day-to-day management of the portion of the Fund managed by the Adviser, including the formulation of investment strategies, and the implementation and monitoring of those strategies.

          Mr. Michael Crawford, Principal of the Adviser, is the lead member of the investment team responsible for managing the Fund. He joined the Adviser in January 2012, having previously served as Principal and Head of European and UK Equities for Bessemer Group (U.K.) Limited, an affiliate of the Adviser, from 2005 through 2007. From 2007 to 2011, Mr. Crawford served as Director and Portfolio Manager at Credit Suisse Asset Management and, subsequently, Senior Fund Manager at Liverpool Victoria Portfolio Managers Limited. Mr. Crawford received his BSc from University of Exeter in 1985 and an MBA from Cranfield School of Management in 1996. He is a Fellow of the Institute of Chartered Accountants and of the Securities Institute.

          Mr. Harry Hagey, Jr., Principal of the Adviser, is a member of the investment team responsible for managing the Fund. Prior to his current role, Mr. Hagey served as the Global Sector Team Leader of the energy and materials sectors for Global Large Cap Equities portfolios. He also served as a research analyst for the consumer discretionary sector for Mid Cap U.S. Equities portfolios. He joined the Adviser in 2007. Prior to joining the Adviser, Mr. Hagey was a Portfolio Manager, Small Cap Generalist, at Artemis Investment Management from 2005 to 2007. Prior to Artemis he was a research analyst for the technology sector from 2000 to 2004 at Citigroup Asset Management. Mr. Hagey received his BA degree in Economics in 1990 from Middlebury College and his MBA in 1997 from the Darden School at University of Virginia.

          Mr. Jeffrey Rutledge, Principal of the Adviser, is a member of the investment team responsible for managing the Fund. He has previously served as a research analyst for the transportation and utilities sectors for Mid Cap Equities portfolios. He joined the Adviser in August 2004. Prior to joining the Adviser, Mr. Rutledge was a research associate for the aerospace and telecommunication sectors at Bear Sterns & Co. from April 2000 to July 2004. Mr. Rutledge received his BA degree in Industrial Engineering from Lehigh University in 1989 and his MS in Management and Finance in 1989 from the United States Naval Postgraduate School. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

          Mr. Richard Oldfield is the portfolio manager of Oldfield’s portion of the Fund. Mr. Oldfield is CEO and a Partner of Oldfield. Prior to founding Oldfield he was chief executive of Alta Advisers Ltd (“Alta”) from 1997 to 2005, where one of his roles was to manage the global equities portfolios. Before joining Alta he was a director of

Mercury Asset Management plc, head of the global team, and managing director of Mercury Asset Management International Ltd. Mr. Oldfield joined S.G. Warburg & Co in 1977 upon graduating from Oxford University. He received a BA (Honours) in History from Oxford University in 1977.

          Mr. David Levanson is a portfolio manager of Sands’ portion of the Fund. Mr. Levanson, Executive Managing Director, Senior Research Analyst and Senior Portfolio Manager of Sands, worked for Sands from 1992-1994 and rejoined Sands in 2002. From 1996 to 1999 he was a Vice President and Research Analyst at State Street Research & Management and from 1999 to 2002 he worked as a Research Analyst at MFS Investment Management. Prior to joining Sands in 1992, Mr. Levanson was a Research Analyst at the Capital Management Group, Folger Nolan Fleming Douglas, Inc. from 1990 to 1992. Mr. Levanson received his BS degree in Finance from the University of Florida and his MBA in 1996 from the Darden School at University of Virginia.

          Mr. Sunil Thakor is a portfolio manager of Sands’ portion of the Fund. Mr. Thakor, Senior Research Analyst and Senior Portfolio Manager of Sands, has worked for Sands since 2004. Previous to his current positions, Mr. Thakor served as a Research Analyst and an intern at Sands from 2004-2005. Prior to joining Sands, he worked as an Associate and Analyst at Charles River Associates, Inc. from 1999 to 2004. Mr. Thakor received his BA degree in Economics-Mathematics from Colby College in 1999 and his MBA in 2006 from the Columbia Business School at Columbia University.

     Global Small & Mid Cap Fund

          Mr. John Hall, Managing Director and Portfolio Manager Mid Cap Equities for the Adviser, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund’s assets and is responsible for implementing and monitoring the overall portfolio management of the Fund. Previously, Mr. Hall served as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer in 1998, he was a portfolio accountant at Jennison Associates. Mr. Hall received a BS cum laude in Business Administration from Villanova University and MBA from the Columbia Business School at Columbia University.

          Dimensional manages its portion of the Fund’s portfolio using a team approach. The investment team includes the Investment Committee of Dimensional (the “Investment Committee”), portfolio managers and trading personnel. The Investment Committee, currently consisting of eleven members, is composed primarily of certain officers and directors of Dimensional. Investment strategies for the portion of the Fund managed by Dimensional are set by the Investment Committee, which also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

          In addition to implementing the policies and procedures established by the Investment Committee, the portfolio managers and traders make daily investment decisions regarding the portfolios based on the parameters established by the Investment Committee. The individuals named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of the category of portfolios indicated.

Domestic equities	Joseph H. Chi, CFA
Jed S. Fogdall
Henry F. Gray

Non-U.S. equities	Karen E. Umland, CFA
Joseph H. Chi, CFA
Jed S. Fogdall
Henry F. Gray

          Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. She received her BA from Yale University and her MBA from the University of California at Los Angeles. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

          Mr. Chi is Co-Head of Portfolio Management, a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California. Mr. Chi joined Dimensional in

2005 and has been responsible for the international equity portfolios since 2010 and the domestic equity portfolios since 2012.

          Mr. Fogdall is Co-Head of Portfolio Management, a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional in 2004 and has been responsible for the international equity portfolios since 2010 and the domestic equity portfolios since 2012.

          Mr. Henry F. Gray is Head of Global Equity Trading and a Vice President of Dimensional and a member of the Investment Committee. Mr. Gray received his MBA from the University of Chicago and his AB from Princeton University. Mr. Gray joined Dimensional in 1995, was a Portfolio Manager from 1995 to 2005, has been Head of Global Equity Trading since 2006, and has been responsible for the domestic equity and the international equity portfolios since 2012.

          Mr. Scott T. Brayman, CFA, is the portfolio manager of Champlain’s portion of the Fund. Mr. Brayman has served as Chief Investment Officer and Managing Partner of Champlain since September 2004 and has led Champlain’s investment team since such time. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. and served as a Portfolio Manager with Sentinel Advisors, Inc. where he was employed from June 1995 to September 2004. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He earned his Chartered Financial Analyst designation in 1995 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 27 years of investment experience.

          Dr. Ormala Krishnan, PhD, is the head portfolio manager of Mondrian’s portion of the Fund. Dr. Krishnan joined Mondrian in 2000. Prior to joining Mondrian, Dr. Krishnan was an investment consultant with William M Mercer. She received her BSc in Pure and Applied Mathematics from the National University of Singapore and her MSc in Actuarial Science from City University, London. In 2006, Dr. Krishnan completed her Doctoral program in Investment and Finance from Sir John Cass Business School, City of London. She has more than 17 years of investment experience.

     Global Opportunities Fund

          Mr. Gregory M. Lester, Managing Director of the Adviser and Portfolio Manager of the Adviser’s portion of the Fund, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. From 2005 to 2007, Mr. Lester was the Adviser’s Director of Research for U.S. Large Cap portfolios. Prior to joining the Adviser in 2003, Mr. Lester was an investment analyst at American Century Investment Management, Inc., covering healthcare stocks for its American Century Growth Fund. Mr. Lester began his career as a mergers and acquisitions associate at PaineWebber, where he spent five years. Mr. Lester earned a BS from Georgetown University and an MBA from New York University Leonard N. Stern School of Business. He is a Chartered Financial Analyst.

          Mr. Edward N. Aw, Principal and Head of Quantitative Strategies of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund, with particular emphasis on quantitative driven investments. Prior to joining the Adviser in 2004, Mr. Aw was a quantitative analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

          Dr. Michael Hasenstab, Ph.D., is a Senior Vice President of Franklin Advisers, Inc. and Co-Director of the International Bond Department, overseeing the global fixed income portfolio management team. The group offers a variety of investment vehicles ranging from retail mutual funds to unregistered, privately offered hedge funds. In addition, he is a member of the group’s Fixed Income Policy Committee and is a portfolio manager for a number of Franklin Templeton funds, including Templeton Global Bond Fund and Templeton Global Total Return Fund. Dr. Hasenstab has won numerous awards globally, including being named Morningstar’s 2010 Fixed Income Manager of the Year and recognized as one of the most influential fund managers by Investment News in 2010. Bloomberg Markets named him Top Global Bond Fund Manager in 2010 and Top U.S. and Global Bond Fund Manager in 2009. Additionally, he was named Global Bond Manager of the Year by Investment Week in 2008, 2010, and 2011,

and also Best Global Manager by Standard & Poor’s/Business Week in 2006. Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his doctor of philosophy (Ph.D.) degree, he rejoined the company in April 2001. He specializes in global macroeconomic analysis with a focus on currency, interest rate and sovereign credit analysis of developed and emerging market countries. Dr. Hasenstab has worked and traveled extensively abroad, with a special focus on Asia. Dr. Hasenstab holds a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master’s degree in economics of development from the Australian National University and a B.A. in international relations/political economy from Carleton College in the U.S.

          Mr. Mark R. Shenkman is a portfolio manager of SCM’s portion of the Fund. Mr. Shenkman, President and Chief Investment Officer of SCM, founded SCM in 1985. He has 43 years of investment experience, and 34 years of high yield investment experience. Mr. Shenkman received a BA from the University of Connecticut (1965) and an MBA from The George Washington University (1967). He also received a Doctor of Humane Letters, honoris causa, from the University of Connecticut (2007).

          Mr. Steven N. Schweitzer is a portfolio manager of SCM’s portion of the Fund. Mr. Schweitzer, Senior Vice President and Portfolio Manager of SCM, joined the firm in 1996. He has 16 years of high yield investment experience. Mr. Schweitzer earned a BA from the State University of New York at Binghamton (1989) and an MBA from Bernard Baruch College (1996).

          Mr. Mark J. Flanagan is a portfolio manager of SCM’s portion of the Fund. Mr. Flanagan, Executive Vice President and Portfolio Manager of SCM, joined the firm in 1992. He has 20 years of high yield investment experience. Mr. Flanagan earned a BS from the State University of New York at Albany (1984) and an MS from the State University of New York at Albany (1986).

          Mr. Justin W. Slatky is a portfolio manager of SCM’s portion of the Fund. Mr. Slatky, Senior Vice President and Senior Portfolio Manager of SCM, joined the firm in 2011. He has 13 years of high yield investment experience. Mr. Slatky earned a BS from the University of Pennsylvania (1998) and an MBA from The Wharton School of the University of Pennsylvania (1999).

          Mr. Eric Dobbin is a portfolio manager of SCM’s portion of the Fund. Mr. Dobbin, Senior Vice President and Portfolio Manager of SCM, joined the firm in 2006. He has 25 years of high yield investment experience. Mr. Dobbin earned a BA from Duke University (1984) and an MBA from Duke University’s Fuqua School of Business (1985).

          Mr. Akiva Dickstein is a portfolio manager of BlackRock’s portion of the Fund. Mr. Dickstein, a Managing Director of BlackRock, joined BlackRock’s Fixed Income Portfolio Management Group in 2009 as the lead portfolio manager for mortgages. From 2001 to 2009, he served as a Managing Director and head of U.S. Rates & Structured Credit Research Group at Merrill Lynch. Mr. Dickstein earned a BA in Economics, summa cum laude, from Yale University, and an MA in Physics from Princeton University.

          Mr. John Vibert is a portfolio manager of BlackRock’s portion of the Fund. Mr. Vibert, a Managing Director of BlackRock, joined the Securitized Assets Investment Team within BlackRock’s Fundamental Fixed Income Portfolio Management Group in 2008. Prior to joining BlackRock, Mr. Vibert was a Managing Director, head of adjustable-rate mortgage trading and co-head of non-agency mortgage trading at Credit Suisse. From 2003 to 2005, he was an Executive Director at Morgan Stanley where he was responsible for non-agency mortgage backed securities trading. Previously, Mr. Vibert held trading and research roles at Credit Suisse and Salomon Brothers. Mr. Vibert earned his BS in Operations Research and Industrial Engineering from Cornell University (1993).

     Real Return Fund

          Mr. W. Preston Stahl, Managing Director of the Adviser and Portfolio Manager of the Fund, is primarily responsible for the day-to-day investment management of the Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. He has worked as an analyst since 1996, initially with Brundage, Story and Rose, LLC, which was acquired by Bessemer in 2000. Mr. Stahl graduated with a BS from Vanderbilt University, an MBA from Tulane University, and an M. Sc. from the London School of Economics and Political Science. He is a Chartered Financial Analyst.

          Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, shares responsibility for the day-to-day investment management of the Fund, with particular emphasis on investments in inflation-linked bonds. Mr. Rossmiller’s background and experience are described in the “Fixed Income Fund” sub-section below.

     Fixed Income Fund

          Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, and Portfolio Manager of the Fund, is primarily responsible for the day-to-day investment management of the Fund. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, received a Bachelor of Arts in Music in 1980 from the Hartt School of Music at the University of Hartford, and a Master of Public and Private Management in 1985 from Yale University.

     Municipal Bond Fund

          Mr. Bruce A. Whiteford, Managing Director of the Adviser and Portfolio Manager of the Fund, is primarily responsible for the day-to-day investment management of the Fund. Prior to joining Bessemer in 1996, Mr. Whiteford oversaw $5 billion in fixed income investments as Vice President, Manager - U.S. Fixed Income Funds Group, Chase Asset Management, a division of Chase Manhattan Bank, N.A., from 1986 to 1996. Mr. Whiteford graduated from the University of South Carolina with a BS in Finance.

WHAT DO SHARES COST?

          You can buy shares of a Fund at net asset value (“NAV”), without a sales charge, on any day the New York Stock Exchange (“NYSE”) is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. Your purchase order must be received in proper form by 4:00 p.m. (Eastern time) in order to receive that day’s NAV.

          Each Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of a Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued in such manner as the Board, in good faith, deems appropriate to reflect their fair value. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; or (5) any other security which the Adviser, sub-advisers or the Funds’ Pricing Committee feel does not represent a reliable current price. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single factor for determining the fair value of a security, but rather several factors are used, including an evaluation of the forces that influence the market in which the security is purchased or sold, in determining whether a market price is readily available and, if not, the security’s fair value.

          In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a

Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

          The Board has adopted pricing and valuation procedures for determining the value of Fund shares. The Board receives and reviews quarterly reports regarding any valuation issues that arose during the preceding quarter.

          To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion.

HOW DO I PURCHASE SHARES?

          Each prospective investor in the Funds must first submit an account application in proper form. An account application may be rejected at the discretion of the Funds and/or Adviser at any time and for any reason. Once an application is approved, shares of each Fund may be purchased by mail or by wire directly with the transfer agent of the Funds, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), or through broker/dealers or other financial institutions that have an agreement with the Funds’ distributor, Foreside Funds Distributors LLC (the “Distributor”) (a “Selling Agent”). The Funds and the Adviser reserve the right to reject any purchase request at any time, for any reason. See also “Market Timing Policies.”

          If you purchase shares directly with the Transfer Agent, your account will be maintained by the Transfer Agent. For account balance information and shareholder services, you may call the Transfer Agent at (800) 607- 2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. All applications for purchase must be approved by the Adviser. Please review your account application for additional information.

     By Mail

          Through a Selling Agent

          Contact your Selling Agent for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing (see “Additional Conditions—Transactions Through Intermediaries”).

          Directly with the Transfer Agent

•	Contact the Transfer Agent to request a Purchase Application;

•	Complete the Purchase Application;

•	Obtain written Adviser approval; and

•	Mail it together with a check payable to Old Westbury Funds, to the following address:

Old Westbury Funds, Inc. P.O. Box 9767 Providence, RI 02940-9767

          Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder’s account number and Fund name must be clearly marked on the check to ensure proper credit.

          The Funds will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency. All checks should be made payable to Old Westbury Funds.

     By Wire

          Investments may be made directly through the use of wire transfers of federal funds after an account has been established. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor.

          Through a Selling Agent

          Contact your Selling Agent for instructions.

          Directly with the Transfer Agent

          If you do not have a relationship with a Selling Agent, you may purchase shares directly by federal funds wire to the Transfer Agent, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy to the Transfer Agent. No Purchase Application is required for subsequent investments.

          Complete applications should be directed to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

          Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

          Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent. Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed or sent electronically the following business day, but in no event more than seven days, after the request is made. Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of a Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

     By Telephone

          Through your Selling Agent

          Contact your Selling Agent for complete instructions. Your Selling Agent may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

          Through the Transfer Agent

          For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

     By Mail

          Through your Selling Agent

          Send a letter to your Selling Agent, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

          Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

          Through the Transfer Agent

          For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc. P.O. Box 9767 Providence, RI 02940-9767

For additional assistance, call (800) 607-2200.

     Additional Conditions

          Transactions Through Selling Agents

          Selling Agents are authorized to accept purchase orders on behalf of a Fund at the Fund’s NAV next determined after your order is received by a Selling Agent in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the Selling Agent. Selling Agents may be authorized to designate other intermediaries to act in this capacity. Selling Agents may charge you a transaction fee on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. Selling Agents may be the shareholders of record of your shares. Selling Agents are responsible for transmitting requests and delivering funds on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the Selling Agents carry out their obligations to their customers.

          Signature Guarantees

          You must have a signature guarantee on the following written redemption requests:

•	when you want a redemption to be sent to you at an address other than the one you have on record with the Fund;

•	when your account address has changed within the last 10 business days;

•	when the redemption proceeds are being transferred to another Fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

          A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

          Limitations on Redemption Proceeds

          Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

•	during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the SEC, or by other order of the SEC.

          You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of shares that were purchased by check may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

          Telephone Transactions

          The Funds make every effort to ensure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

HOW DO I EXCHANGE SHARES?

          You may exchange shares of a Fund for shares of any of the other Funds offered in this Prospectus free of charge, provided you meet the $1,000 minimum initial investment requirement. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Funds reserve the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See “Additional Conditions—Telephone Transactions” for information regarding exchanging shares by telephone.

          Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 9767 Providence, RI 02940-9767 or by calling 1-800-607-2200. Please provide the following information:

•	your name and telephone number;

•	the exact name on your account and account number;

•	taxpayer identification number (usually your Social Security number);

•	dollar value or number of shares to be exchanged;

•	the name of the Fund from which the exchange is to be made; and

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

          The Funds are not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Funds. The Funds’ Board has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares that are intended to detect and deter market timing. Frequent purchases, and subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets of a Fund in accordance with its objectives and policies. Such trading practices may also cause dilution in value of a Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

          The Funds reserve the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Funds reserve the right to reject any purchase request at any time, for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Funds and their shareholders, the Funds reserve the right to permanently refuse purchase and/or exchange requests.

          The Funds do not knowingly accommodate excessive trading of shares and do not tolerate excessive trading when detected. In addition, the Funds have not created any arrangements, such as an automated exchange or redemption program that would permit frequent trading. The Board receives periodic net asset inflow and outflow information reflecting purchase, exchange and redemption activities. The Board may determine to impose additional restrictions as they deem necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

          There can be no assurances that the Funds will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Funds may not be able to identify trading by a particular beneficial owner through omnibus accounts held by financial intermediaries since trading activity in the omnibus account is generally aggregated. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

ACCOUNT AND OTHER INFORMATION

Confirmations and Account Statements

          You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

          Distributions (if any) are paid to shareholders invested in the Funds on the record date. Distributions of any net investment income (dividends and interest less net expenses) are paid quarterly for the Fixed Income and Municipal Bond Funds and at least annually for the Large Cap Core, Large Cap Strategies, Global Small & Mid Cap, Global Opportunities and Real Return Funds. Realized net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

          If you purchase shares just before a Fund declares a taxable distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Householding

          In order to reduce shareholder expenses, we may mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Important Note Regarding “Lost Shareholders”

          If you have elected to have your account dividends and/or distributions paid in cash, the Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable.” In such event, the Fund would then purchase additional Fund shares with any dividend or distribution payments. In order to change the option back to “cash” you would need to send the Transfer Agent written instructions as described above.

Taxes

          The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in a Fund. Please see the SAI for additional federal income tax information.

          A Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

          Distributions of the Municipal Bond Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Municipal Bond Fund generally will be taxed as described in the paragraph above.

          Corporate shareholders of certain Funds may be able to deduct a portion of their distributions when determining their taxable income.

          Currently, an individual’s net long-term capital gain is subject to a maximum tax rate of 20%. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by certain Funds from their investments in certain U.S. and foreign corporations is currently subject to a maximum tax rate of 20%, as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends. These rules should apply for tax years beginning after December 31, 2012.

          For taxable years beginning on or after January 1, 2013, a 3.8% Medicare contribution tax will be imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by a Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

          Taxable distributions from a Fund generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will report to you the federal income tax status of your distributions for the year.

          If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS that would require you to include a pro rata portion of the Fund’s foreign taxes in your gross income and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Large Cap Strategies

Fund, Global Small & Mid Cap Fund and Global Opportunities Fund may be eligible for this election, but we cannot assure you that they will make the election for any particular taxable year. It is not expected that any other Fund in this Prospectus will be eligible for this election.

          As a regulated investment company for federal income tax purposes, each Fund must derive at least 90 percent of its gross income from certain qualifying sources. Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a pair of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a regulated investment company. The Real Return Fund and other Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their qualification as regulated investment companies under the Code. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized. Future developments in this area could necessitate a future change to the Real Return Fund’s principal investment strategies. The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter M of the Code. However, the status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Real Return Fund’s investment in the Subsidiary does not constitute qualifying income to the Real Return Fund. The IRS has announced an internal review of its position with respect to the tax treatment of a regulated investment company subsidiary that invests in commodities or commodity-related investments, and a moratorium on the issuance of new private letter rulings with respect to them. While the Real Return Fund’s private letter ruling remains in effect, it is possible that a change in the IRS’s position with respect to such subsidiaries could cause the IRS to withdraw that private letter ruling.

          Your redemptions (including redemptions-in-kind) and exchanges of Fund shares generally will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

          In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

          Cost Basis Reporting

          The Funds are required to report to the IRS and furnish to you annually on Form 1099-B the cost basis information for a Fund’s shares purchased or acquired on or after January 1, 2012, and sold on or after that date. In addition to the requirement that the Funds report the gross proceeds from the sale of a Fund’s shares, the Funds also are required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of a Fund’s shares, a Fund will permit you to elect from among several IRS-accepted cost basis methods, including average cost basis. In the absence of an election, cost basis will be calculated using the Funds’ default method of average cost. The cost basis method elected by you (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. At any time, you may designate a new election for future cost basis calculations.

          You should carefully review the cost basis information provided by a Fund and make any adjustments that are required when reporting these amounts on federal income tax returns. If your account is held by an investment representative (financial advisor, broker or other nominee), you should consider contacting that representative with respect to reporting of cost basis and available elections for your account. You are encouraged to refer to the appropriate IRS regulations or consult your tax advisor to obtain more information about cost basis reporting and, in particular, to determine the best IRS-accepted cost basis method for your personal tax situation.

          For shares of a Fund purchased or acquired on or before December 31, 2011, and sold on or after that date, the Funds are required to report only the gross proceeds from the sale of the Fund’s shares.

DISTRIBUTION AND SHAREHOLDER SERVICING OF FUND SHARES

          Foreside Funds Distributors LLC (the “Underwriter”) serves as principal underwriter to the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds. The Funds have adopted a shareholder servicing plan. Under this plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays an annual fee of 0.20% of its average daily net assets. With respect to the Fixed Income Fund and Municipal Bond Fund, Bessemer has contractually committed to waive its shareholder servicing fee to the extent necessary to maintain a maximum shareholder servicing fee at 0.10% through October 31, 2014. These shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board of Directors. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Because the shareholder servicing fees paid to Bessemer are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Bessemer may make payments from time to time from its own resources for certain enumerated purposes.

INDEX DESCRIPTIONS

          Below are descriptions of the various indices for the Funds. You cannot invest directly in an index.

          S&P Global LargeMidCap Index: The S&P Global LargeMidCap Index is an unmanaged, capitalization weighted index which includes companies in the top 85% of the S&P Global Broad Market Index (“S&P Global BMI”), by capitalization. The S&P Global BMI is a comprehensive, rules-based index designed to measure global stock market performance and covers all publicly listed equities with float-adjusted market values of at least US $100 million in float market capitalization, and a value traded of at least US $50 million for the last 12-months at the time of the annual reconstitution.

          Barclays U.S. TIPS (Treasury Inflation-Protected Securities) Index: The Barclays U.S. TIPS Index tracks the performance of inflation-protected securities issued by the U.S. Treasury with at least one year to maturity and $200 million in par amount outstanding.

          Barclays Government/Credit Total Index: The Barclays Government/Credit Total Index is an unmanaged index composed of all bonds that are investment grade.

          Bank of America Merrill Lynch 1-12 Year Municipal Bond Index: The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years.

          S&P Global MidSmallCap Index: The S&P Global MidSmallCap Index is comprised of a combination of mid-cap and small-cap companies across developed and emerging market countries, representing the bottom 30% of the market’s cumulative available capital.

          Dow Jones UBS Commodity Index: The Dow Jones UBS Commodity Index is an unmanaged index composed of futures contracts on physical commodities.

          S&P Global LargeCap Index: The S&P Global LargeCap Index includes securities from all global markets. The LargeCap size range encompasses the top 70% of securities (measured by float adjusted market cap) of the broad market index from each country. The S&P Global LargeCap Index is a member of the S&P Global BMI, a rules-based set of indices measuring global stock market performance. The S&P Global BMI includes all securities with float-adjusted market capitalizations above US $100 million and annual value traded above US $50 million.

          Lipper Short-Intermediate Municipal Debt Funds Index: The Lipper Short-Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. The Lipper index includes the expenses of the mutual funds included in the index.

          S&P Global Broad Market Index: The S&P Global BMI, comprised of the S&P Developed Broad Market Index and S&P Emerging Broad Market Index, is a rules-based index measuring global stock market performance. The S&P Global BMI covers approximately 10,000 companies in 46 countries and includes all securities with float-adjusted market capitalizations above US $100 million and annual valued traded above US $50 million.

          Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index: The Bank of America (“BOfA”) Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index is comprised of all securities in the BOfA Merrill Lynch US Corporate & Government Index with a remaining term to final maturity less than 10 years and rated AAA through A3, inclusive. The BOfA Merrill Lynch US Corporate & Government Index tracks the performance of US dollar denominated investment grade debt (based on an average rating of Moody’s, S&P and Fitch) publicly issued in the US domestic market (including US Treasury, US agency, foreign government, supranational and corporate securities) with at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for US Treasuries and $250 million for all other securities.

FINANCIAL INFORMATION

Financial Highlights

          The following financial highlights are intended to help you understand each Fund’s financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all distributions.

          Information for the past five fiscal years ended October 31, 2012 has been audited by Ernst & Young LLP, whose report, along with the Funds’ audited financial statements, is included in the Annual Report which is available upon request free of charge.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–LARGE CAP CORE FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of period	$11.13	$11.48	$10.67	$9.99	$15.89

Investment Operations:
Net investment income	0.19 [a]	0.06 [a]	0.05 [a]	0.07 [a]	0.09
Net realized and unrealized gains/(losses) on investments	0.25	(0.35)	0.79	0.65	(5.18)

Total from investment operations	0.44	(0.29)	0.84	0.72	(5.09)

Distributions:
Net investment income	(0.04)	(0.06)	(0.03)	(0.04)	(0.09)
Net realized gains	—	—	—	—	(0.72)

Total distributions	(0.04)	(0.06)	(0.03)	(0.04)	(0.81)

Net asset value, end of period	$11.53	$11.13	$11.48	$10.67	$9.99

Total return	3.9%	(2.6)%	7.9%	7.3%	(33.6)%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$569,710	$511,286	$533,919	$417,298	$337,109
Ratio of expenses to average net assets before expense waivers	1.07%	1.00%[b]	1.01%	1.03%	1.03%
Ratio of expenses to average net assets after expense waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.69%	0.46%	0.41%	0.75%	0.63%
Portfolio turnover rate	86%	72%	64%	68%	95%

[a]	Calculated using the average shares method for the period.
[b]	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–LARGE CAP STRATEGIES FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of period	$9.12	$10.11	$8.95	$7.96	$15.04

Investment Operations:
Net investment income	0.09 [a]	0.13 [a]	0.09 [a]	0.11 [a]	0.19 [a]
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.63	(1.04)	1.20	1.08	(5.69)

Total from investment operations	0.72	(0.91)	1.29	1.19	(5.50)

Distributions:
Net investment income	(0.15)	(0.08)	(0.13)	(0.20)	(0.17)
Net realized gains	—	—	—	—	(1.41)

Total distributions	(0.15)	(0.08)	(0.13)	(0.20)	(1.58)

Net asset value, end of period	$9.69	$9.12	$10.11	$8.95	$7.96

Total return	8.0%	(9.1)%	14.6%	15.5%	(40.5)%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$4,145,804	$2,444,714	$2,598,797	$2,044,236	$1,699,942
Ratio of expenses to average net assets before expense waivers	1.18%	1.08%	1.09%	1.11%	1.11%
Ratio of expenses to average net assets after expense waivers	1.15%	1.05%	1.05%	1.05%	1.10%
Ratio of net investment income to average net assets	0.93%	1.29%	1.02%	1.36%	1.72%
Portfolio turnover rate	55%	158%[b]	64%	86%	66%

[a]	Calculated using the average shares method for the period.

[b]	The significant increase in rate is due to repositioning in October 2011 to reflect change in investment strategy.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–GLOBAL SMALL & MID CAP FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of period	$14.34	$14.78	$12.05	$9.83	$15.45

Investment Operations:
Net investment income	0.11 [a]	0.09 [a]	0.04 [a]	0.02 [a]	0.08 [a]
Net realized and unrealized gains/(losses) on investments, foreign currency transactions and deferred taxes	0.95	0.14	2.79	2.23	(4.53)

Total from investment operations	1.06	0.23	2.83	2.25	(4.45)

Distributions:
Net investment income	(0.10)	(0.08)	(0.10)	(0.03)	(0.07)
Net realized gains	(0.66)	(0.59)	—	—	(1.10)

Total distributions	(0.76)	(0.67)	(0.10)	(0.03)	(1.17)

Net asset value, end of period	$14.64	$14.34	$14.78	$12.05	$9.83

Total return	8.0%	1.3%	23.7%	22.9%	(30.4)%

Annualized Ratios/Supplemental Data:

Net assets at end of period (000’s)	$4,876,907	$4,737,627	$4,147,915	$3,219,533	$2,941,943
Ratio of expenses to average net assets before expense waivers	1.17%[b]	1.18%[b]	1.14%[b]	1.11%[b]	1.12%
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.11%	1.11%	1.11%	1.11%	1.11%
Ratio of net investment income to average net assets	0.78%	0.62%	0.34%	0.21%	0.66%
Portfolio turnover rate	28%	37%	39%	30%	36%

[a]	Calculated using the average shares method for the period.
[b]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–GLOBAL OPPORTUNITIES FUND
(For a share outstanding throughout each period)

	Year Ended October 31,				Period Ended October 31, 2008[a]

	2012	2011	2010	2009

Net asset value, beginning of period	$7.23	$7.99	$6.98	$6.58	$10.00

Investment Operations:
Net investment income	0.22 [b]	0.32 [b]	0.40 [b]	0.30 [b]	0.16 [b]
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	0.41	(0.48)	0.78	0.65	(3.56)

Total from investment operations	0.63	(0.16)	1.18	0.95	(3.40)

Distributions:
Net investment income	(0.35)	(0.60)	(0.17)	(0.55)	(0.02)

Total distributions	(0.35)	(0.60)	(0.17)	(0.55)	(0.02)

Net asset value, end of period	$7.51	$7.23	$7.99	$6.98	$6.58

Total return	9.4%	(2.4)%	17.2%	16.3%	(34.0)%[c]

Annualized Ratios/Supplemental Data:

Net assets at end of period (000’s)	$7,023,142	$4,383,994	$4,033,365	$3,017,633	$1,168,551
Ratio of expenses to average net assets before expense waivers	1.35%[d]	1.36%[d]	1.30%[d]	1.33%[d]	1.36%[e]
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.20%	1.20%	1.20%	1.22%	1.35%[e]
Ratio of net investment income to average net assets	3.09%	4.07%	5.46%	4.70%	1.98%[e]
Portfolio turnover rate	122%	84%	62%	111%	145%[c]

[a]	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.
[b]	Calculated using the average shares method for the period.
[c]	Not Annualized.
[d]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

[e]	Annualized.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–REAL RETURN FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2012 [a]	2011[a]	2010[a]	2009[a]	2008

Net asset value, beginning of period	$10.23	$10.50	$9.52	$8.34	$13.73

Investment Operations:
Net investment income	0.03 [b]	0.00 [b,c]	0.02 [b]	0.00 [b,c]	0.21 [b]
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options and foreign currency transactions	(0.65)	0.42	1.05	1.39	(4.50)

Total from investment operations	(0.62)	0.42	1.07	1.39	(4.29)

Distributions:
Net investment income	(0.03)	(0.69)	(0.09)	(0.21)	(0.11)
Net realized gains	—	—	—	—	(0.99)

Total distributions	(0.03)	(0.69)	(0.09)	(0.21)	(1.10)

Net asset value, end of period	$9.58	$10.23	$10.50	$9.52	$8.34

Total return	(6.1)%	3.9%	11.3%	17.1%	(34.2)%

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$2,136,928	$2,747,871	$1,972,934	$1,605,227	$1,371,944
Ratio of expenses to average net assets before expense waivers	1.16%[d]	1.15%[d]	1.10%[d]	1.10%[d]	1.25%[d]
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.10%	1.10%	1.08%	1.10%	1.08%
Ratio of net investment income to average net assets	0.31%	(0.03)%	0.18%	0.00%[e]	1.54%
Portfolio turnover rate	83%	109%	64%	75%	88%

[a]	Consolidated Financial Highlights.

[b]	Calculated using the average shares method for the period.
[c]	Less than $0.01 or $(0.01) per share.

[d]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

[e]	Less than 0.01%.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–FIXED INCOME FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of period	$11.80	$11.94	$11.77	$11.08	$10.88

Investment Operations:
Net investment income	0.20 [a]	0.27 [a]	0.31 [a]	0.38 [a]	0.44
Net realized and unrealized gains/(losses) on investments	0.20	(0.06)	0.45	0.83	0.22

Total from investment operations	0.40	0.21	0.76	1.21	0.66

Distributions:
Net investment income	(0.28)	(0.32)	(0.48)	(0.39)	(0.44)
Net realized gains	(0.26)	(0.03)	(0.11)	(0.13)	(0.02)

Total distributions	(0.54)	(0.35)	(0.59)	(0.52)	(0.46)

Net asset value, end of period	$11.66	$11.80	$11.94	$11.77	$11.08

Total return	3.5%	1.9%	6.7%	11.1%	6.2%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$491,311	$457,065	$427,445	$306,888	$171,444
Ratio of expenses to average net assets before expense waivers	0.76%	0.76%	0.78%	0.80%	0.82%
Ratio of expenses to average net assets after expense waivers	0.66%	0.66%	0.68%	0.70%	0.70%
Ratio of net investment income to average net assets	1.69%	2.29%	2.63%	3.31%	3.92%
Portfolio turnover rate	64%	76%	26%	37%	36%

[a]	Calculated using the average shares method for the period.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of period	$11.96	$12.19	$11.76	$10.82	$11.21

Investment Operations:
Net investment income	0.19 [a]	0.21 [a]	0.37 [a]	0.37 [a]	0.37 [a]
Net realized and unrealized gains/(losses) on investments	0.40	(0.16)	0.49	0.91	(0.41)

Total from investment operations	0.59	0.05	0.86	1.28	(0.04)

Distributions:
Net investment income	(0.19)	(0.22)	(0.43)	(0.34)	(0.35)
Net realized gains	(0.03)	(0.06)	—	—	—

Total distributions	(0.22)	(0.28)	(0.43)	(0.34)	(0.35)

Net asset value, end of period	$12.33	$11.96	$12.19	$11.76	$10.82

Total return	5.0%	0.5%	7.4%	12.1%	(0.5)%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,098,750	$936,056	$787,486	$527,042	$226,504
Ratio of expenses to average net assets before expense waivers	0.73%	0.73%	0.76%	0.79%	0.81%
Ratio of expenses to average net assets after expense waivers	0.63%	0.63%	0.66%	0.69%	0.70%
Ratio of net investment income to average net assets	1.55%	1.79%	3.09%	3.21%	3.32%
Portfolio turnover rate	34%	64%	20%	10%	47%

[a]	Calculated using the average shares method for the period.

OLD WESTBURY FUNDS, INC.

Shareholder Privacy

Below is a summary of the non-public personal information that we may collect and maintain during the course of our relationship, our policy regarding the use of that information, and the measures we take to safeguard that information. We do not sell non-public personal information to anyone and only share it with others as described below.

Information We Collect

In the course of our business relationship, we may obtain non-public personal information about you, including:

•	Information we receive from you in applications, forms, or other documents (such as your name, address, and social security number, driver’s license number, and state identification card number).

•	Information about your investments or transactions with us.

Disclosure Policy

We will not disclose your non-public personal information except as permitted or required by law. For example, we may disclose such non-public personal information to affiliated or unaffiliated service providers that provide assistance in servicing or maintaining your account or other business relationship such as, mailing shareholder reports or providing periodic account statements, or to third parties in response to a subpoena or regulatory inquiry. We may also disclose your non-public personal information to governmental entities such as sending annual income statement to the U.S. Internal Revenue Service.

Information Security

We require our service providers with whom your non-public personal information is shared to adopt policies and procedures reasonably designed to restrict access to and use of your non-public personal information and to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

This information is being provided in accordance with the provisions of Section V of the Gramm-Leach-Bliley Act and the regulations of Securities and Exchange Commission issued thereunder.

A Statement of Additional Information (SAI) dated March 1, 2013 is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-607-2200. The Funds do not make their SAI or Annual and Semi-Annual Reports available through the internet because the Funds do not have a web site.

Information from the SEC: You can obtain copies of Fund documents from the SEC as follows:

In person: Public Reference Room in Washington, D.C. (For information about their operation, call 1-202-551-8090.)

By mail:	Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet: http://www.sec.gov

By electronic request: publicinfo@sec.gov (The SEC charges a fee to copy any documents.)

Cusip 680414307
Cusip 680414109
Cusip 680414406
Cusip 680414505
Cusip 680414604
Cusip 680414703
Cusip 680414802

Investment Company Act file no. 811-07912

A21-13PROS	Old Westbury Funds, Inc.	03/13

OLD WESTBURY FUNDS, INC.

Statement of Additional Information

March 1, 2013

Old Westbury Large Cap Core Fund (OWLCX)

(“Large Cap Core Fund”)

Old Westbury Large Cap Strategies Fund (OWLSX)

(“Large Cap Strategies Fund”)

Old Westbury Global Small & Mid Cap Fund (OWSMX)

(“Global Small & Mid Cap Fund”)

Old Westbury Global Opportunities Fund (OWGOX)

(“Global Opportunities Fund”)

Old Westbury Real Return Fund (OWRRX)

(“Real Return Fund”)

Old Westbury Fixed Income Fund (OWFIX)

(“Fixed Income Fund”)

Old Westbury Municipal Bond Fund (OWMBX)

(“Municipal Bond Fund”)

(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Funds’ Prospectus dated March 1, 2013. This SAI incorporates by reference the Funds’ Annual Report dated October 31, 2012 and Semi-Annual Report dated April 30, 2012. You may obtain the Prospectus, Annual Report or Semi-Annual Report without charge by calling 1-800-607-2200.

Bessemer Investment Management LLC – the

Funds’ Investment Adviser (the “Adviser”)

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HOW ARE THE FUNDS ORGANIZED?

Old Westbury Funds, Inc. (the “Corporation”) is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993.

Prior to November 16, 2011, the Large Cap Core Fund was named the Old Westbury U.S. Large Cap Fund. Prior to October 2, 2008, it was named the Old Westbury Large Cap Equity Fund, and prior to February 16, 2004, it was named the Old Westbury Core Equities Fund. Prior to November 16, 2011, the Large Cap Strategies Fund was named the Old Westbury Non-U.S. Large Cap Fund, and prior to July 29, 2008, it was named the Old Westbury International Fund. Prior to October 2, 2008, the Global Small & Mid Cap Fund was named the Old Westbury Global Small Cap Fund.

With the exception of the Real Return Fund and the Global Opportunities Fund, the Funds are diversified portfolios of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST

The Funds invest in a variety of securities and other instruments and employ a number of investment techniques that involve certain risks. The Prospectus highlights the Funds’ principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. Following the table is further information describing the investments and techniques listed in the table, as well as others.

Securities and Investment Techniques	Large Cap Core Fund	Large Cap Strategies Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
Asset-Backed Securities				Ö	Ö	Ö
Bank Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Below Investment Grade/ High Yield Securities	Ö	Ö	Ö	Ö	Ö	Ö
Borrowing	Ö	Ö	Ö	Ö	Ö	Ö	Ö

Callable Securities				Ö			Ö

Collateralized Debt Obligations				Ö	Ö	Ö
Collateralized Mortgage Obligations				Ö	Ö	Ö
Collectibles					Ö
Commercial Paper	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Commodities					Ö

Common Stocks	Ö	Ö	Ö	Ö	Ö

Convertible Securities	Ö	Ö	Ö	Ö	Ö	Ö
Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö

Defaulted Debt Securities				Ö

Fixed and Floating Rate Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Foreign Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Inverse Floaters				Ö	Ö	Ö	Ö

Pre-Refunded Bonds				Ö			Ö

Depository Receipts	Ö	Ö	Ö	Ö	Ö
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American Depository Receipts	Ö	Ö	Ö	Ö	Ö
Global Depository Receipts	Ö	Ö	Ö	Ö	Ö
European Depository Receipts	Ö	Ö	Ö	Ö	Ö

Non-Voting Depositary Receipts	Ö	Ö	Ö	Ö	Ö

Derivative Instruments	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Futures and Options Transactions	Ö	Ö	Ö	Ö	Ö	Ö	Ö

Foreign Currency Transactions	Ö	Ö	Ö	Ö	Ö	Ö

Hybrid or Linked Instruments	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Structured Notes				Ö	Ö	Ö
Swap Transactions	Ö	Ö	Ö	Ö	Ö	Ö
Emerging Growth Companies	Ö	Ö	Ö	Ö	Ö
Emerging Market Securities	Ö	Ö	Ö	Ö	Ö

Exchange-Traded Funds	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Exchange-Traded Notes	Ö	Ö	Ö	Ö	Ö	Ö	Ö

Foreign Securities	Ö	Ö	Ö	Ö	Ö	Ö
Illiquid Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Inflation-Protected Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Investment Grade Debt Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Investment in Other Investment Companies	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Investment in the Wholly-Owned Subsidiary					Ö
Loan Participations and Assignments				Ö	Ö	Ö
Money Market Instruments	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Mortgage-Backed Securities				Ö	Ö	Ö

Adjustable Rate Mortgage Securities (ARMS)				Ö
Mortgage Dollar and U.S. Treasury Rolls				Ö

Municipal Securities				Ö	Ö	Ö	Ö

Municipal Bonds							Ö
Municipal Housing Bonds							Ö
Municipal Leases							Ö
Municipal Notes							Ö

Precious Metals					Ö
Preferred Stocks	Ö	Ö	Ö	Ö	Ö	Ö
Private Placements and Other Restricted Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Real Estate Investment Trusts	Ö	Ö	Ö	Ö	Ö
Royalty Trusts	Ö	Ö	Ö	Ö	Ö
Repurchase Agreements	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Reverse Repurchase Agreements	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Short Sales	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Small and Medium Capitalization Stocks	Ö	Ö	Ö	Ö	Ö
Standby Commitments							Ö

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Stripped Securities				Ö	Ö	Ö	Ö

Structured Investments				Ö

U.S. Government Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Temporary Investments	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Variable Rate Demand Notes				Ö	Ö	Ö	Ö
Warrants and Rights	Ö	Ö	Ö	Ö	Ö
When-Issued and Delayed Delivery Transactions	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Zero Coupon, Pay-in-Kind and Step-Coupon Securities				Ö	Ö	Ö	Ö

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following describes the types of securities a Fund may purchase, as well as certain investment techniques a Fund may use that are in addition to those described in the Prospectus. The following also describes certain additional risks associated with such securities and investment techniques.

ASSET-BACKED SECURITIES. Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time such as car loans and credit card receivables. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. A Fund will not invest in obligations for which the Adviser, or any of its affiliates, is the ultimate obligor or accepting bank. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

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BELOW INVESTMENT GRADE/HIGH YIELD SECURITIES. Below investment grade or high yield securities are securities rated lower than BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or not rated by any rating agency but determined to be of comparable quality by the Adviser or the sub-advisers. There are certain risks involved in applying credit ratings as a method of evaluating below investment grade securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The market prices of such securities (commonly known as “junk bonds”) may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser and sub-advisers have no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments.

The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for a Fund in the disposal of such nonrated securities. The limited market for these securities may affect the amount actually realized by a Fund upon such sale. Such sale may result in a loss to a Fund.

BORROWING. A Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by a Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities, even at a loss, to restore the coverage.

CALLABLE SECURITIES. Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security’s interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

COLLATERALIZED DEBT OBLIGATIONS (CDOs). A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to

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defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.

In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus, CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. Because cash flow is distributed sequentially instead of pro rata with CMOs, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal pay downs.

COLLECTIBLES. The Real Return Fund and its wholly-owned subsidiary, OWF Real Return Fund Ltd. (“Subsidiary”), may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The Real Return Fund does not currently intend to invest more than 5% of its total assets in Collectibles.

COMMERCIAL PAPER. The commercial paper in which a Fund may invest must be rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody, or F-1 or F-2 by the Fitch Group (“Fitch”). Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

COMMODITIES. Commodities are assets that have tangible properties, such as oil, agricultural products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject a Fund’s investments to greater volatility than investments in traditional securities. In order to gain exposure to the commodities markets the Real Return Fund and its Subsidiary may invest directly in physical commodities in addition to indirect investments in commodities-linked or related instruments.

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COMMON STOCKS. Common stock represents an equity (ownership) interest in a company. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most common stocks, even those issued by strong companies, likely will decline in value. Market conditions add significantly to the risk of short term volatility of a Fund.

CONVERTIBLE SECURITIES. Convertible securities are a combined form of equity security and debt security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually, a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities.

DEBT OBLIGATIONS. A Fund may invest in the following type of debt obligations, including bills, bonds, notes, debentures, money market instruments and similar instruments and securities of U.S. and non-U.S. corporate issuers or governments. Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by a Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Defaulted Debt Securities. If the issuer of a debt security in a Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s net asset value may be adversely affected before an issuer defaults. The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities will be considered speculative and expose the Fund to similar risks as an investment in high-yield debt.

A Fund may buy defaulted debt securities if, in the opinion of the Adviser or Sub-adviser, they present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. A Fund is not required to sell a debt security that has defaulted if the Adviser or sub-adviser believes it is advantageous to continue holding the security.

Fixed and Floating Rate Debt Obligations. Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility. Floating rate obligations provide

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for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Floating rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Floating rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. A Fund may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Inverse Floaters. A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Pre-Refunded Bonds. Pre-Refunded Bonds are outstanding debt securities that are not immediately callable (redeemable) by the issuer but have been “pre-refunded” by the issuer. The issuer “pre-refunds” the bonds by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called. Generally, an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bonds. Due to the substantial “collateral” held in escrow, pre-refunded bonds often receive the same rating as obligations of the United States Treasury. Because pre-refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase. However, as the pre-refunded bond approaches its call or ultimate maturity date, the bond’s market value will tend to fall to its call or par price.

DEPOSITARY RECEIPTS. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are generally not traded in the same market as the underlying securities and may not be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are traded in the U.S. ADRs provide a way for a Fund to gain exposure to foreign-based companies in the U.S. rather than purchasing shares in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. The foreign securities underlying GDRs and EDRs are traded globally or outside the U.S. Depositary Receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Some depositary receipts may be non-voting. Non-Voting Depositary Receipts (“NVDRs”) are typically issued by an exchange affiliate and represent a non-voting equity interest in an issuer.

DERIVATIVE INSTRUMENTS. Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. The use of derivatives may enhance returns and be useful in hedging portfolios. The use of certain derivatives may have a leveraging effect on a Fund, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate the Fund’s losses. Some common types of derivatives include futures;

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options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; swap transactions and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) for any other reason deemed appropriate by the Adviser or sub-advisers in achieving a Fund’s investment objective; and/or (vii) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting or with changes in the value of a Fund’s holdings. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Adviser’s or sub-advisers’ derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the “SEC”) or its staff, a Fund may be required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. To the extent a Fund maintains asset coverage in the amount prescribed, such assets cannot be sold while the derivative transaction is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Adviser has claimed an exclusion from the definition of a commodity pool operator with respect to its management of the Funds pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Therefore, the Adviser is not subject to regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, the Funds must limit their investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures contracts).

The Adviser has registered as a CPO with respect to its management of the Subsidiary.

FUTURES AND OPTIONS TRANSACTIONS. A Fund may buy and sell futures contracts and options on futures contracts, buy put and call options on portfolio securities and securities indices or write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. A Fund’s ability to establish and close out futures and options positions depends on this secondary market. When a Fund uses futures and options on futures, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund’s portfolio. Futures contracts and options may react differently to market changes and be more volatile than the foreign currency or underlying instruments and may increase the volatility of a Fund’s net asset value. In addition, the Adviser or sub-advisers could be incorrect in their expectations about the direction or

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extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, a Fund may lose money on the futures contracts or options, including losses that exceed the amount of the premium paid and the complete loss of the amounts paid as premiums to the writer of an option, with respect to futures and options, respectively. In addition, futures exchanges may impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures Contracts. A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat or corn) or a financial asset (such as a security). A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements.

Margin in Futures Contracts. Since a Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S. Government securities or highly-liquid debt securities as a good faith deposit. The margin is returned to a Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions. As the value of the underlying futures contract changes daily, a Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by a Fund. It may be viewed as a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When a Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to “collateralize” the position and insure that the futures contracts are covered. As a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may lead to a substantial loss for a Fund. A Fund is also required to deposit and maintain margin when it writes call options on futures contracts. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.

Put Options on Financial and Stock Index Futures Contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

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A Fund may also write (sell) listed put options on financial or stock index futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying futures contract normally increases. When the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by a Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

In order to avoid the exercise of an option sold by it, a Fund may cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund’s interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by a Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by a Fund for the initial option.

Call Options on Financial and Stock Index Futures Contracts. A Fund may write (sell) listed and over-the-counter call options on financial and stock index futures contracts. When a Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of futures to go down, a Fund’s obligation to sell a futures contract costs less to fulfill, causing the value of the Fund’s call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can substantially offset the drop in value of a Fund’s portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the decrease in value of the hedged securities.

A Fund may buy a listed call option on a financial or stock index futures contract to hedge against decreases in market interest rates or increases in stock price. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer’s) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of a Fund’s option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, a Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, a Fund has completed a successful hedge.

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Purchasing Put and Call Options on Securities. A Fund may purchase put options on portfolio securities to protect against price movements in the Fund’s portfolio. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

Writing Covered Call and Put Options on Securities. A Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund’s portfolio securities. As a writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.

Stock Index Options. A Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Adviser and sub-advisers correctly predicting movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Over-the-Counter Options. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. A Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund’s portfolio securities or securities indices are not traded on an exchange.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions or to exchange one currency for another. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. Currency exchange rates may be volatile and a Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, market or economic downswings, or other relevant factors, such as the actions of governments or central banks, the imposition of currency controls, and speculation. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks.

Forward Foreign Currency Exchange Contracts. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a currency

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instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). Forward Foreign currency exchange contracts are subject to counterparty risk.

A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Some of the forward non-U.S. currency contracts entered into by the Funds are classified as non-deliverable forwards (NDF). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

Put and Call Options on Foreign Currencies. Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, such Fund may forfeit the entire amount of the premium plus related transaction costs. These options are traded on U.S. and foreign exchanges or over-the-counter.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of government actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

HYBRID OR LINKED INSTRUMENTS. Hybrid or linked instruments typically combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable

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upon maturity or redemption, or interest rate of a hybrid instrument is tied to the price of some commodity, currency or securities index or another interest rate or some other economic factor (a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark.

These instruments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a linked hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a linked or hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denomination bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of linked or hybrid instruments also exposes a Fund to the credit risk of the issuer of the linked or hybrid instrument. These risks may cause significant fluctuations in the net asset value of a Fund. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed so that appreciation of the reference may produce an increase or decrease in the interest rate or the value of the structured note; therefore, the value of these securities may be volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

SWAP TRANSACTIONS. Swaps are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different market factors or types of investments, including a specified reference security, basket of securities, securities market index or index component. Depending on their structure, swaps may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, securities market indexes, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swaps, including interest rate, index, volatility, commodity, equity, credit default and currency exchange rate swaps, and other types of swaps such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap.

Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency), or in a “basket” of securities representing a particular index. The “notional amount” of the swap is only a fictitious basis on which to calculate the obligations which the parties to a swap have agreed to exchange. A Fund’s obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the swap based on the relative values of the positions held by each party to the swap. A Fund’s obligations under a swap will be accrued daily (offset against any amounts owing to the Fund).

Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the ability of the Adviser or sub-advisers correctly to predict whether certain types of investments are likely to produce greater returns than other investments. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. The swap market is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps,

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including potential government regulation, could adversely affect a Fund’s ability to terminate existing swaps, to realize amounts to be received under such swaps, or to enter into swaps, or could have adverse tax consequences.

Swaps may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a Fund’s limitation on investments in illiquid securities. Like most other investments, swap transactions are subject to the risk that market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Adviser or sub-advisers will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser or sub-advisers attempt to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

EMERGING GROWTH COMPANIES. Emerging growth companies are companies that are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The nature of investing in emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, have a special area of expertise or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Therefore, a Fund that invests in emerging growth companies may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

EMERGING MARKET SECURITIES. The Adviser or sub-advisers may invest in emerging markets. Most of these markets have a relatively low gross national product per capita, compared to the world’s major economies, but may exhibit potential for rapid economic growth. Securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks), warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. A Fund may also invest in the depositary receipts of such issuers. There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

EXCHANGE-TRADED FUNDS. As discussed under “Investment in Other Investment Companies” below, other investment companies may include exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, a Fund’s investments in certain ETFs may exceed certain of the limits described herein.

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EXCHANGE-TRADED NOTES. A Fund may invest in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FOREIGN SECURITIES. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Amounts realized on foreign securities may be subject to high levels of foreign withholding and other taxes which may decrease the net return on foreign investments as compared to amounts realized by a Fund on domestic securities.

The value of a Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer.

Since investments in foreign securities often involve foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

ILLIQUID SECURITIES. Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Each Fund intends to limit the purchase of restricted securities which have not been determined by the Adviser or sub-advisers to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

The Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Real Return Fund, the Fund’s investment in the Subsidiary is considered to be liquid.

INFLATION-PROTECTED SECURITIES. Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the

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negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

INVESTMENT GRADE DEBT SECURITIES. Investment grade securities have received one of the four highest ratings of a NRSRO. The ratings of AAA, AA, A and BBB by S&P or Fitch denote investment grade securities. The ratings of Aaa, Aa, A and Baa by Moody’s denote investment grade securities. Securities receiving the fourth highest rating (BBB by S&P or Fitch or Baa by Moody’s) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The credit ratings assigned to investment grade securities may not accurately reflect the true risks of an investment. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. In the event any debt obligation held by a Fund is downgraded below the lowest permissible grade, the Fund is not required to sell the security.

INVESTMENT IN OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC. The limitation in the foregoing sentence shall not apply to the Real Return Fund’s investment in the Subsidiary. The Funds may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Adviser or sub-advisers believe share prices of other investment companies offer attractive values. A Fund may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track, as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

INVESTMENTS IN THE WHOLLY-OWNED SUBSIDIARY. The Real Return Fund may invest up to 25% of its assets in the Subsidiary. Investments in the Subsidiary are expected to provide the Real Return Fund with exposure to commodities, commodity-linked instruments and derivatives within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed below under “How are the Funds Taxed.” The Subsidiary is an exempted limited company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary.

It is expected that the Subsidiary will invest in commodities, commodity-linked instruments, including swaps and exchange-traded notes, options, futures and options on futures. The Subsidiary will also invest in inflation-indexed securities, ETFs, and other fixed income instruments which may also serve as margin or collateral for the Subsidiary’s derivative position. The Real Return Fund may also invest in these types of instruments, subject to certain limitations. To the extent that the Real Return Fund invests in the Subsidiary, it indirectly will be subject to the risks associated with the instruments in which the Subsidiary invests, which are discussed in the Prospectus and elsewhere in this SAI.

While the Subsidiary may be considered, in some ways, as an investment company, it is not registered under the 1940 Act and is therefore not subject to the provisions of the 1940 Act, including investor protections sections, and other U.S. regulations. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the

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Real Return Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Real Return Fund and its shareholders.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the LIBOR, the CD rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any NRSRO. Loans that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Loans to corporations or governments may be originated, negotiated, and structured by a lead bank, insurance company, finance company, or other financial institutions (the “Agent”) for a lending syndicate of financial institutions. A Fund may participate in such loan syndicates by buying a fractional interest in the loan, or by purchasing an assignment of all of a portion of a loan previously attributable to a different lender. A Fund that purchases a participation interest does not have any direct contractual relationship with the borrower. The Fund will rely on the lender who sold the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due under the loan. The Fund may not directly benefit from any collateral supporting the loan in which it purchased the participation interest. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In the event of the insolvency of the lender selling a participation interest, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participation interests may be structured in a manner designed to avoid purchasers of participation interests being subject to the credit risk of the lender with respect to the participation; but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation interest may be delayed and the assignability of the participation interest impaired.

Generally, a Fund purchases an assignment of a loan from a lender it will step into the shoes of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. The Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

In the event a borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent. If an Agent declares bankruptcy, or has a receiver, conservator, or a similar official appointed for it by a regulatory authority, assets held by the Agent for a loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent for the benefit of the purchasers of the loans are subject to the claims of the Agent’s general or secured creditors, the purchasers, including the Fund, may incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.

Loans that are secured by specific collateral of the borrower generally are senior to most other securities of the borrower. The collateral typically has a market value, at the time the loan is made, that equals or exceeds the principal amount of the loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a loan may not be fully collateralized and can decline significantly in value.

Generally, a loan is subject to legal or contractual restrictions on resale. Loans that a Fund may purchase are typically not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for certain loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The supply of loans may be

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limited from time to time due to a lack of sellers in the market for existing loans or the number of new loans currently being issued. As a result, the loans available for purchase may be lower quality or higher priced.

Currently, the Global Opportunities Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans.

MONEY MARKET INSTRUMENTS. Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) U.S. Government obligations (i.e., a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government); (ii) certain corporate debt securities (e.g., commercial paper and master notes (which are generally understood to be unsecured obligations of a firm, often private and/or unrated, privately negotiated by borrower and lender)); (iii) bank obligations (e.g., certificates of deposit, time deposits and bankers’ acceptances); (iv), pass-through certificates or participation interests; (v) short-term taxable municipal securities; (vi) repurchase agreements; and (vii) money market funds (i.e., funds that comply with Rule 2a-7 under the 1940 Act). Money market instruments are generally regarded to be of high quality. However, except for certain U.S. Government obligations, they generally are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, the creditworthiness of an issuer, or guarantees of that issuer, supports such instruments.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) (“FHLMC”), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

On September 7, 2008, FHLMC and FNMA were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FHLMC’s and FNMA’s assets and property and to put them in a sound and solvent condition. The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities under stock purchase agreements with the FHFA, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the

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operations, ownership, structure, and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by FHLMC and FNMA.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) may continue to increase as a result of various economic and other factors, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS).   ARMS, like traditional fixed rate mortgage-backed securities, represent an ownership interest in a pool of mortgage loans and are issued, guaranteed or otherwise sponsored by governmental or by private entities. Unlike traditional mortgage-backed securities, the mortgage loans underlying ARMS generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. An adjustable interest rate may be passed-through or otherwise offered on certain ARMS. Investing in ARMS may permit a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the interest rate payments on mortgages underlying the pool on which the ARMS are based. ARMS generally have lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.

The interest rates paid on ARMS generally are readjusted at intervals of one year or less to a rate that is an increment over some predetermined interest rate index, although some securities may have reset intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index (indicating the cost of borrowing) or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates.

In a changing interest rate environment, the reset feature may act as a buffer to reduce sharp changes in the ARMS’ value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the prevailing market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage-backed securities.

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As a result, ARMS also have less risk of a decline in value during periods of rising interest rates than if a Fund invested in more traditional long-term, fixed-rate mortgage-backed securities. However, during such periods, this reset lag may result in a lower net asset value until the interest rate resets to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage-backed security. See “Caps and floors” below. This is because borrowers with the adjustable rate mortgage loans that are pooled into ARMS generally see an increase in their monthly mortgage payments when interest rates rise which in turn increases their rate of late payments and defaults.

Because an investor is “locked in” at a given interest rate for the duration of the interval until the reset date, whereas interest rates continue to fluctuate, the sensitivity of an ARMS’ price to changes in interest rates tends to increase along with the length of the interval. To the extent a Fund invests in ARMS that reset infrequently, the Fund will be subject to similar interest rate risks as when investing in fixed-rate debt securities. For example, a Fund can expect to receive a lower interest rate than the prevailing market rates (or index rates) in a rising interest rate environment because of the lag between daily increases in interest rates and periodic readjustments.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to a Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities do. During periods of rising interest rates, ARMS will be subjected to greater extension risk than fixed-rate mortgage-backed securities. This is because borrowers with adjustable rate loans will generally see their monthly payment obligations increase along with interest rates, with the result being an increase in late payments and defaults.

Caps and floors.   The underlying mortgages that collateralize ARMS will frequently have caps and floors that limit the maximum amount by which the interest rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Fluctuations in interest rates above the applicable caps or floors on the ARMS could cause the ARMS to “cap out” and to behave more like long-term, fixed-rate debt securities.

Negative amortization.   Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.

MORTGAGE DOLLAR AND U.S. TREASURY ROLLS.

Mortgage dollar rolls.   In a mortgage dollar roll, a Fund sells or buys mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase or sell substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest payments that it would otherwise have received on the securities sold. A Fund is compensated by the difference between the current sales price, which it receives, and the lower forward price that it will pay for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.

For each roll transaction, a Fund will segregate assets as described under “Borrowing” above.

A Fund is exposed to the credit risk of its counterparty in a mortgage dollar roll or U.S. Treasury roll transaction. A Fund could suffer a loss if the counterparty fails to perform the future transaction or otherwise meet its obligations and the Fund is therefore unable to repurchase at the agreed upon price the same or substantially similar mortgage-backed securities it initially sold. A Fund also takes the risk that the mortgage-backed securities that it repurchases

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at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

A Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks as determined by the Adviser or sub-adviser. Although rolls could add leverage to a Fund’s portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

U.S. Treasury rolls.   In U.S. Treasury rolls, a Fund sells U.S. Treasury securities and buys back “when-issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when-issued” U.S. Treasury security. Two potential advantages of this strategy are (1) a Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, a Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Funds generally enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

MUNICIPAL SECURITIES. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

Municipal securities can be classified into two principal categories: “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. Although Fund distributions attributable to interest on private activity bonds generally are not subject to regular federal income tax, such distributions generally are subject to the federal alternative minimum tax. Tax increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

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Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

A Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest (but not the value of the bonds before they mature) on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund. The premiums for the policies may be paid by the Fund and the yield on the Fund’s investments may be reduced thereby.

A Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund’s quality standards. A Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Adviser or sub-advisers, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the policies purchased by the Fund.

Specific types of municipal securities include municipal bonds, municipal notes and municipal leases:

MUNICIPAL BONDS. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

MUNICIPAL NOTES. Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a

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bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

MUNICIPAL LEASES. Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser or sub-advisers to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

MUNICIPAL HOUSING BONDS.  Municipal Housing Bonds are Municipal Bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds used to purchase mortgages that are either insured by the Federal Housing Administration (the “FHA”) or guaranteed by the U.S. Department of Veterans Affairs (the “VA”) will have less risk of loss of principal than bonds used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA. Although a Fund will attempt to diversify its holding of Municipal Housing Bonds geographically, there may be similar factors affecting the mortgagor’s ability to maintain payments under the underlying mortgages. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insurance and welfare, and adverse economic developments, particularly those affecting less skilled and low income workers.

PRECIOUS METALS. The Real Return Fund and its Subsidiary may invest in precious metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. The Real Return Fund and its Subsidiary may incur higher custody and transactions costs for precious metals than for securities. Also, precious metals investments do not pay income.

PREFERRED STOCKS. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

PRIVATE PLACEMENTS AND OTHER RESTRICTED SECURITIES. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other

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“restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts, or REITs, are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. REITs are subject to management fees and other expenses, and so a Fund that invest in REITs will bear its proportionate share of the costs of the REITs’ operations. REITs are not diversified and are heavily dependent on cash flow.

An investment in a REIT is subject to the risks that impact the value of the underlying assets of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for preferential treatment under the Code. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended, inflation, and changes in market interest rates.

ROYALTY TRUSTS. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A part or all of the income distributed to investors may be tax deferred.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights.

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REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Pursuant to regulations and/or published positions of the SEC or its staff, a Fund may be required to maintain asset coverage or offsetting positions in connection with reverse repurchase agreements. To the extent a Fund maintains asset coverage in the amount prescribed, such assets cannot be sold while the reverse repurchase agreement is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

SHORT SALES. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

To the extent that a Fund engages in short sales, it will provide collateral to the broker/dealer. A Fund will not sell securities short unless it (1) maintains, or has a right to acquire, an offsetting long position in an equal amount of such securities, or (2) maintains a segregated account consisting of cash or other liquid assets in accordance with applicable laws and regulations. While in a short position, a Fund will retain the securities, rights, or segregated assets. Short selling may accelerate the recognition of gains.

SMALL AND MEDIUM CAPITALIZATION STOCKS. Many small capitalization companies (“Small Cap Companies”) will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company’s business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries, markets or the economy generally.

STANDBY COMMITMENTS. Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

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Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

STRIPPED SECURITIES. Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (“STRIPs”) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (“TIGERs”) are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal. Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

STRUCTURED INVESTMENTS.   Structured investments are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of a security or securities and then issuing that restructured security. Restructuring involves the deposit with, or purchase by, an entity (such as a corporation or trust) of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments.

Subordinated classes typically have higher yields and present greater risks than unsubordinated classes. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. The risks associated with investing in a structured investment are usually tied to the risks associated with investing in the underlying instruments and securities. The risks will also depend upon the comparative subordination of the class held by a Fund, relative to the likelihood of a default on the structured investment. To the extent that a Fund is exposed to default, the Fund’s structured investment may involve risks similar to those of high-yield debt securities. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are deemed to be illiquid, they will be subject to a Fund’s restrictions on investments in illiquid securities.

These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. A Fund will indirectly pay its portion of these fees in addition to the fees associated with the creation and marketing of the underlying instruments and securities. If an active investment management component is combined with the underlying instruments and securities in the structured investment, there may be ongoing advisory fees which the Fund’s shareholders would indirectly pay.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
•	notes, bonds and discount notes issued or guaranteed by U.S. Government agencies and instrumentalities supported by the full faith and credit of the U.S.;
•	notes, bonds and discount notes of U.S. Government agencies or instrumentalities which receive or have access to federal funding; and

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•	notes, bonds and discount notes of other U.S. Government instrumentalities supported by the credit of the instrumentalities.

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as securities issued by FHLMC, FNMA and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. However, these securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.  As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the conservator of  FHLMC and  FNMA for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent, and the U.S. Department of Treasury has attempted to enhance the ability of these entities to meet their obligations.

TEMPORARY INVESTMENTS. A Fund may hold cash or money market instruments, or take other defensive investment positions, when the Adviser or sub-advisers: (i) are unable to locate favorable investment opportunities; (ii) determine that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, in order to manage large cash inflows, or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons; or (iii) are implementing a revised investment strategy for a given Fund. When a Fund engages in such strategies, it may not achieve its investment objective and such strategies may be inconsistent with a Fund’s principal investment strategies. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

WARRANTS AND RIGHTS. Warrants give a Fund the option to buy the issuer’s stock or other equity securities at a specified price. A Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on a Fund’s records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

ZERO COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES. Zero coupon bonds are bonds sold at a discount to their stated value and do not pay any periodic interest.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a

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greater degree than other types of debt securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

RECENT REGULATORY EVENTS. Legal, tax and regulatory changes could occur that may adversely affect each Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Federal Reserve, the Treasury, the SEC, the CFTC, the FDIC and other governmental and regulatory bodies have recently taken or are considering taking actions in light of the recent financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by each Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by each Fund. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

RECENT ECONOMIC EVENTS. Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on each Fund. In response to the global financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair a Fund’s ability to execute its investment strategies.

INVESTMENT RESTRICTIONS

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed unless approved by a majority of the outstanding shares of the Corporation. The term “majority of outstanding shares” as defined by the 1940 Act means the vote of the lesser of (i) 67% or more of the shares of the Corporation present at a meeting, if the holders of more than 50% of the outstanding shares of the Corporation are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Corporation. The Funds may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, or any applicable rules, regulations or exemptive orders thereunder.

2.	Make loans of cash, securities or other assets, except to the extent permitted by the 1940 Act, or any applicable rules, regulations, or exemptive orders thereunder.

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3.	Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act, as amended, in disposing of a portfolio security.

4.	With respect to the Large Cap Core Fund, Large Cap Strategies Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Fixed Income Fund and Municipal Bond Fund, purchase or sell real estate, except that any of these Funds may: (i) purchase or sell securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; (ii) purchase or sell securities or instruments that are secured by real estate or interests therein; (iii) purchase or sell real estate mortgage loans; and (iv) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities or instruments which are secured by real estate or interests therein. With respect to the Real Return Fund, such Fund may purchase or sell real estate.

5.	With respect to the Large Cap Core Fund, Large Cap Strategies Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Fixed Income Fund and Municipal Bond Fund, purchase or sell physical commodities, except that any of these Funds may: (i) purchase and sell securities or instruments of companies that purchase or sell commodities or that invest in such products; and (ii) purchase, sell or enter into transactions involving currencies, forward contracts, options, swap contracts, futures contracts and options thereon, hybrid instruments, and other derivative instruments relating to indices or individual commodities. With respect to the Real Return Fund, such Fund may purchase or sell physical commodities.

6.	Issue senior securities, except to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders thereunder.

7.	Invest 25% or more of the value of each Fund’s total assets in any particular industry. In addition, the Municipal Bond Fund may not invest 25% or more of the value of its total assets in industrial development bonds or other securities, the interest on which is paid from revenues of similar type projects. This limitation does not apply to (i) securities or loans issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements secured by them or securities issued by state or municipal governments and their political subdivisions; and (ii) securities of investment companies to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders.

8.	With respect to the Large Cap Core Fund, Large Cap Strategies Fund, Global Small & Mid Cap Fund, Fixed Income Fund and Municipal Bond Fund, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or of other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets will be invested in the securities of such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

9.	With respect to the Municipal Bond Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

NON-FUNDAMENTAL LIMITATIONS

The following are additional investment limitations of the Funds, which are “non-fundamental” and may be changed with Board approval.

1.	The Funds may not invest more than 15% of the market value of each Fund’s net assets in illiquid investments including repurchase agreements maturing in more than seven days.

2.	Pursuant to SEC Rule 35d-1:

(i)	The Large Cap Core Fund and the Large Cap Strategies Fund will invest, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization companies.

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(ii)	The Global Small & Mid Cap Fund will invest, under normal circumstances, at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies.
(iii)	The Fixed Income Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. Government securities.

Shareholders will receive 60 days’ prior notice of any change to these policies.

3.	The Municipal Bond Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds.

For the fundamental and non-fundamental limitations described above, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund’s investment securities will not be considered a violation of a Fund’s restrictions.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

DIRECTORS AND OFFICERS

The Board of Directors of the Corporation (the “Board” or the “Directors”) is responsible for managing the Corporation’s business affairs and for exercising all of the Corporation’s powers except those reserved for the shareholders. In addition, the Board reviews contractual arrangements with companies that provide services to the Corporation and reviews the Funds’ performance.

Information about each Board member and each Officer of the Corporation is provided below and includes the following: name, address, age, present position(s) held with the Corporation, term of office and length of time served, principal occupations for the past five years, number of portfolios overseen by a Director in the Fund Complex, and total compensation received as a Director of the Corporation for its most recent fiscal year. The Corporation is comprised of seven funds.

Officers. The table below sets forth certain information about each of the Fund’s Officers.

OFFICERS OF THE CORPORATION

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 630 Fifth Avenue New York, NY 10111 Age: 55	President & Chief Executive Officer	Indefinite; Since April 2012	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010); Managing Director and Global Head, Fixed Income, Deutsche Bank (1999-2010).
Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 59	Chief Legal Officer	Indefinite; 9 Years	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007).

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Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 54	Vice President Vice President & Chief Compliance Officer Vice President, Chief Compliance Officer & Chief Risk Management Officer	Indefinite; 8 Years 5 Years 3 Years	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).
Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 50	Vice President Vice President & Assistant Treasurer Vice President & Treasurer	Indefinite; 9 Years 3 Years 3 Years

Managing Director & Controller- Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since January 12, 2012); Principal and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (2000-January 11, 2012).

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 50	Assistant Secretary	Indefinite; 3 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since September 2007).
Louis Beasley 630 Fifth Avenue New York, NY 10111 Age: 42	Vice President Vice President & Anti-Money Laundering Compliance Officer	Indefinite; 1 Year Since February 2013	Principal and Director of Investment Management Compliance, Bessemer Trust Company N.A. (Since January 12, 2012); Senior Vice President and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (November 2006-January 11, 2012).
Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 42	Treasurer Vice President & Assistant Treasurer	Indefinite; 3 Years 3 Years

Vice President and Senior Director of Fund Accounting & Administration, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) (financial services company) (Since 2007).

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Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 45	Secretary	Indefinite; 6 Years	Managing Director and Senior Counsel, BNY Mellon (Since 2010); Vice President and Counsel, BNY Mellon (Since 2008); Vice President and Associate Counsel, BNY Mellon (2003-2007).
Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 42	Assistant Treasurer	Indefinite; 6 Years	Senior Manager of NAV Operations, BNY Mellon (Since 2008); Senior Manager of Fund Accounting & Administration, BNY Mellon (2005-2008).
William H.Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: 43	Assistant Secretary	Indefinite; Since April 2012	Vice President and Manager of BNY Mellon (Since 2010); Assistant Vice President and Manager, BNY Mellon (2008-2010).

Directors. The following tables set forth certain information about the Funds’ Directors, each of which, under current Board policy, may serve until the end of the calendar year during which he or she reaches the applicable mandatory retirement age established by the Board. Information for the Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act (the “Independent Directors”), appears separately from the information for any “interested” Director.

INTERESTED DIRECTOR

Name, Address, and Age	Position(s) Held with Funds	Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director During Past 5 Years
Jeff Glowacki[2] 10250 Constellation Boulevard, Suite 2600 Los Angeles, CA 90067 Age: 45	Director	Since April 2012	Managing Director and Senior Resident Officer of Bessemer Trust Company, N.A. (since 2005).	7	0

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INDEPENDENT DIRECTORS

Name, Address, and Age	Position(s) Held with Funds	Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director During Past 5 Years
Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Age: 77	Chairperson & Director	14 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	7	4[3]
Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 67	Vice Chairperson & Director	8 Years	Director, various corporate, not-for-profit and foundation boards.	7	1[4]
Robert M. Kaufman, Esq. 630 Fifth Avenue New York, NY 10111 Age: 83	Director	19 Years	Optional Service Partner, Proskauer Rose LLP, Attorneys at Law.	7	0
John R. Whitmore 630 Fifth Avenue New York, NY 10111 Age: 79	Director	13 Years	Financial Advisor and Corporate Director	7	2[5]

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Name, Address, and Age	Position(s) Held with Funds	Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director During Past 5 Years
J. David Officer 630 Fifth Avenue New York, NY 10111 Age: 64	Director	1 Year

Independent Director; Formerly, Chief Executive Officer and Chairman, Laurel Capital Advisors (2005-2009). Consultant, Fidelity (2011); Consultant, Pershing LLC (2010); Vice President, The Dreyfus Family of Funds (2010); Vice President, Dreyfus Funds, Inc. (2010); President, Dreyfus Funds, Inc. (2006-2009); Executive Vice President, The Bank of New York Mellon (2008-2009); Executive Vice President, BNY Mellon, N.A. (2008-2009); Vice President, BNY Mellon Funds Trust (2007-2009); President and Chairman, Dreyfus Founders Funds, Inc. (2007-2009); President, Chairman and Chief Executive Officer, Founders Asset Management (2007-2009); Consultant, The Dreyfus Corporation (2006-2009); Chief Operating Officer, The Dreyfus Corporation (2006-2009); President, MBSC Securities Corporation (2007-2009); President, The Dreyfus Family of Funds (2007-2009); Vice President, Dreyfus Service Organization, Inc. (2004-2009); Vice Chairman, The Dreyfus Corporation (1998-2009); Executive Vice President, Mellon Bank, N.A. (1994-2008).

				7	10[6]

[1]	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Glowacki is deemed an Interested Director by virtue of his positions as Managing Director and Senior Resident Officer of Bessemer Trust Company, N.A.

[3]	Mr. Beard serves, or has served, as Director of the following entities: Cambridge Solutions PLC, Huntsworth PLC.; Marc USA Corp.; One to One Interactive, Inc.; Cambridge Technology Inc., BBH Fund, Inc.; BBH Trust,
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BBH US Money Market Portfolio; BBH Common Settlement Fund; BBH Common Settlement Fund II, Mattel, Inc.; and Catalina Marketing Corporation.

[4]	Ms. Francy serves as Director of Siebert Financial Corporation.

[5]	Mr. Whitmore serves, or has served, as Director of the following entities: Saul Centers, Inc., B.F. Saul Company and B.F. Saul REIT; ASB Capital Management, Inc.; Chevy Chase Trust Company; Chevy Chase Bank; Meadowbrook Equity Fund II, LLC; and Meadowbrook Equity Fund III, LLC.

[6]	Mr. Officer serves, or has served, as Director of the following entities: DBX ETF Trust (5); Dreyfus Transfer, Inc.; Dreyfus Service Organization, Inc.; Seven Six Seven Agency, Inc.; Mellon Residential Funding Corp.; Mellon United National Bank; Dreyfus Fund International Limited; Man Long Short Fund; GLG International Small Cap Fund; and BNY Mellon Funds Trust.

Additional Information Concerning Our Board of Directors

The Role of the Board

The Board provides oversight of the management and operations of the Corporation. Like all mutual funds, the day-to-day responsibility for the management and operation of the Corporation is the responsibility of various service providers to the Corporation, such as the Adviser, the sub-advisers, the distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior individuals of certain of these service providers as officers of the Corporation, with responsibility for monitoring and reporting to the Board on the Corporation’s operations and affairs. In conducting this oversight, the Board receives regular reports from these officers and service providers. For example, the Treasurer reports as to financial reporting matters and the President and other investment personnel report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Corporation’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Corporation.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function given the particular characteristics and circumstances of the Corporation. It has established three standing committees, an Audit Committee, a Nominating Committee, and a Governance Committee, which are discussed in greater detail below under “Committees”. More than 75% of the members of the Board are Independent Directors, which are Directors that are not affiliated with the Adviser, the sub-advisers, the principal underwriter or their affiliates, and each of the Audit, Governance and Nominating Committee are comprised entirely of Independent Directors. The Chairman and Vice Chairman of the Board are each Independent Directors. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed the Managing Director and Head of Fixed Income of the Adviser as the President of the Corporation. The Board reviews its structure and the structure of its Committees annually. In developing this structure, the Board has considered that all shareholders of the Fund are fiduciary private account clients of an affiliate of the Adviser and that the Funds are used as investment options within larger private account portfolios. The Board has also determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various Committees are appropriate means to address any potential conflicts of interest that may arise.

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Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The Corporation has appointed a Chief Risk Management Officer, who also serves as the Director of Risk Management for the Adviser. The Chief Risk Management Officer regularly monitors the risks present in the Corporation and reports directly to the Board. In addition, because risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Corporation’s independent public accounting firm to discuss, among other things, the internal control structure of the Corporation’s financial reporting function as well as review of a risk matrix relating to the principal risks associated with the Corporation and how those risks are managed. The Chairman of the Governance Committee meets regularly with the Chief Compliance Officer and Chief Risk Management Officer to discuss compliance, operational and other risks and how they are managed. The Board receives reports from the Adviser and sub-advisers as to investment risks as well as other risks that are discussed with the Governance or Audit Committee. In addition to these reports, from time to time the Board receives reports from the Chairman of the Adviser’s Investment Risk Committee, from senior officers of the Adviser and its affiliates, as well as from the Adviser’s internal audit department as to enterprise risk management. As a further enhancement of its risk management oversight process, the Board has designated one of its members to act as direct liaison to the Chief Risk Management Officer for consultation relating to risk oversight in between Board Meetings and other risk management initiatives.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to render their duties as Directors of the Corporation in light of the Corporation’s business and structure. Each of the Directors has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, each of the Directors has served on boards for organizations other than the Corporation, as well as having served on the Board of the Corporation for the number of years shown above. They therefore have substantial board experience and, in their service to the Corporation, have gained substantial insight as to the operations of the Corporation. The Corporation’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.

In addition to the information provided in the charts above, below is certain additional information concerning each particular Director and certain of their Director Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions. In conducting its annual self-assessment, the Governance Committee has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Corporation.

Mr. Beard’s Director Attributes include his investment and executive experience with Westport Asset Fund Inc. and his experience serving on boards of a number of other entities. Mr. Beard serves as Chairman of the Board and Chair of the Nominating Committee. Mr. Beard’s Director Attributes include his financial and accounting knowledge. Mr. Beard has served as audit chair, nominating committee chair and finance committee chair and/or a member of a number of public, private, domestic and international entities. Mr. Beard has been determined to qualify as an Audit Committee financial expert for the Corporation.

Ms. Francy’s Director Attributes include her financial background as Treasurer, Controller, Director of Finance and Director of Budget Operations of Columbia University. Ms. Francy serves as Vice Chairperson of the Board and Chair of the Audit Committee. Ms. Francy has been determined to qualify as an Audit Committee financial expert for the Corporation. Ms. Francy’s Director Attributes also include her experiences as chairperson of the audit committee of a public company and chairing or serving on the audit/finance committees of several organizations and not for profits.

Mr. Kaufman’s Director Attributes include his significant legal background and experience as a Partner with the law

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firm of Proskauer Rose LLP. Mr. Kaufman serves as Chair of the Governance Committee. He also has significant experience serving on the boards of numerous foundations, endowments and charitable and other organizations. He has particular experience as to matters of corporate governance, including serving as Chairman of two industrial companies and as trustee of private investment firms.

Mr. Whitmore’s Director Attributes include his executive experience as the former President and Chief Executive Officer and Senior Adviser of The Bessemer Group, Incorporated. His Director Attributes include his experience serving on boards of a number of investment management, trust, banking and real estate companies.

Mr. Glowacki’s Director Attributes include the knowledge and experience resulting from his senior position as Managing Director and Senior Resident Officer of Bessemer Trust Company, N.A., an affiliate of the Adviser. In this regard, Mr. Glowacki is able to impart to the Board key information relating to the clients, products, operations, personnel, and financial resources of the Bessemer Trust companies. The Board believes that this information is valuable to it in its oversight of the Corporation.

Mr. Officer’s Director Attributes include his significant business and executive experience, including his prior executive positions at The Bank of New York Mellon, The Dreyfus Corporation, and their affiliates. His Director Attributes also include his experience serving as a director and an executive officer of a number of registered investment companies within The Dreyfus Family of Funds. Mr. Officer serves as the Board’s Risk Management liaison. Mr. Officer has been determined to qualify as an Audit Committee financial expert for the Corporation.

Committees

The Board has an Audit Committee, consisting of Messrs. Beard, Kaufman, Officer and Whitmore and Ms. Francy. As set forth in its charter, the primary duties of the Corporation’s Audit Committee are: (1) to recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of SEC examinations and consult with BIM on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended October 31, 2012.

The Board has a Nominating Committee, consisting of Messrs. Beard, Kaufman, Officer and Whitmore and Ms. Francy. The Nominating Committee’s primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee considers nominees from shareholders. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Funds shall mail such recommendation to the Corporation’s Secretary, Diane J. Drake, at BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Such recommendations shall include the following information: (1) a full description of the proposed candidate’s background, including his/her name, age, business address, residence address and principal occupation or employment; (2) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder), including the Fund name(s), the number of shares beneficially owned and the date such shares were acquired; (3) information as to whether the candidate is, or is not, an “interested person” of the Corporation, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; (4) all other information related to the individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected);  and (5) any other information that may be helpful to the Committee in evaluating the candidate. In order to be considered for inclusion in the Corporation’s proxy statement, any such recommendation (1) should be submitted within a reasonable time before the Corporation begins to print and mail its proxy statement and (2) must be submitted by such date and contain such information as may be specified in the Corporation’s By-Laws. There were two meetings of the Nominating Committee during the fiscal year ended October 31, 2012.

The Board also has a Governance Committee, consisting of Messrs. Beard, Kaufman, Officer and Whitmore and Ms. Francy. The Governance Committee’s primary responsibilities are to oversee the structure, compensation and operation of the Board. There were four meetings of the Governance Committee during the fiscal year ended

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October 31, 2012.

Additionally, the Corporation has a Pricing Committee consisting of Messrs. Glowacki and Whitmore as well as certain representatives from the Adviser, and its affiliates. The Pricing Committee’s primary responsibilities are to oversee the Corporation’s valuation methodologies, including making determinations concerning the fair value of certain securities for which market quotations are not readily available. The Pricing Committee meets as necessary.

Fund Ownership

The table below shows the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment company overseen by the Directors within the same family of investment companies for the calendar year ended December 31, 2012 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Name of Director
	Eugene P. Beard	Patricia L. Francy	Robert M. Kaufman	J. David Officer	Jeffrey J. Glowacki[1]	John R. Whitmore
Large Cap Core Fund	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000	None
Large Cap Strategies Fund	Over $100,000	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000	None
Global Small & Mid Cap Fund	Over $100,000	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000	None
Global Opportunities Fund	Over $100,000	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	Over $100,000	None
Real Return Fund	Over $100,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	$50,001 - $100,000	None
Fixed Income Fund	Over $100,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	$1 - $10,000	None
Municipal Bond Fund	Over $100,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	Over $100,000	None
Aggregate Dollar Range of Securities in Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

[1]	Mr. Glowacki was appointed as a Director on April 25, 2012.

None of the Independent Directors or their immediate family members own securities of the investment adviser, sub-advisers or the distributor of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, sub-advisers or the distributor of the Funds.

Board Compensation

The Independent Directors receive from the Corporation an annual retainer of $95,000 (plus $50,000 for the Board’s Chairperson, $10,000 for the Board’s Vice Chairperson, $20,000 for the Audit Committee Chairperson and $10,000 each for the Governance Committee Chairperson and Nominating Committee Chairperson) and an annual retainer of

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$15,000 for serving as a member of the Pricing Committee. Effective April 25, 2012, the Director serving as the Risk Management Liaison receives from the Corporation an annual retainer of $10,000.

Each Independent Director receives the following compensation for attendance at Board and committee meetings:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be Telephonic

Regular Board Meeting	$9,000	$4,500

Special Board Meeting	$6,000	$3,000

Audit Committee Meeting	$5,000	$2,500

Nominating Committee Meeting	$5,000	$2,500

Governance Committee Meeting	$5,000	$2,500

In addition, each Independent Director also receives reimbursement of all out-of-pocket expenses relating to attendance at Board and committee meetings. Interested Directors, officers or employees of BIM and BNY Mellon do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis on net assets.

The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended October 31, 2012. Officers who are officers or employees of the Adviser and BNY Mellon do not receive compensation from the Corporation.

FISCAL YEAR ENDED OCTOBER 31, 2012

Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as a Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex (7 Funds) Paid to Directors
Independent Directors
Eugene P. Beard	$229,000	0	0	$229,000
Patricia L. Francy	$201,500	0	0	$201,500
Robert M. Kaufman	$199,000	0	0	$199,000
J. David Officer	$181,500	0	0	$181,500
John R. Whitmore	$191,500	0	0	$191,500

Interested Director
Jeffrey J. Glowacki[1]	None	None	None	None

[1]	Mr. Glowacki was appointed as a Director on April 25, 2012.

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Control Persons and Principal Holders of Securities. As of February 1, 2013, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Funds’ outstanding shares:

NAIDOT & Co.	Large Cap Core Fund	98.65%
c/o Bessemer Trust Company
100 Woodbridge Center Drive	Large Cap Strategies Fund	98.73%
Woodbridge, NJ 07095-1162
	Global Small & Mid Cap Fund	99.21%

	Global Opportunities Fund	99.02%

	Real Return Fund	99.06%

	Fixed Income Fund	98.65%

	Municipal Bond Fund	98.89%

As of February 1, 2013, the Directors and officers of the Corporation, as a group, owned less than 1% of the outstanding shares of the Funds.

Code of Ethics. The Corporation, the Adviser, the sub-advisers and Foreside Funds Distributors LLC (“Foreside” or the “Underwriter”), have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for these entities (the “Codes”) restrict the personal investing activities of certain Access Persons (as defined in Rule 17j-1) and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to pre-clear security transactions (which may include securities purchased by the Funds) with the entities’ Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Corporation, the Adviser, the sub-advisers and the Underwriter have developed procedures for administration of the Codes.

INVESTMENT ADVISER AND SUB-ADVISERS

The Adviser manages the Funds’ assets, including buying and selling portfolio securities, and supervises sub-advisers who are responsible for making the day-to-day investment decisions for a portion of a Fund’s assets. The Funds’ investment adviser is Bessemer Investment Management LLC (“BIM” or the “Adviser”), a wholly-owned subsidiary of Bessemer, which is a national banking association. The Adviser also serves as the investment adviser for the Subsidiary.

The Adviser is responsible for all duties and obligations under the Funds’ investment advisory agreement entered into between The Adviser and the Corporation (the “Advisory Contract”). For its services under the Advisory Contract, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

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	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
Large Cap Core Fund	0.70%	0.65%	0.60%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Average Net Assets
Global Small & Mid Cap Fund	0.85%
Real Return Fund	0.85%

	First $1.25 billion of average net assets	Second $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Global Opportunities Fund	1.10%	1.05%	1.00%
Large Cap Strategies Fund	0.90%	0.85%	0.80%

The Adviser has contractually committed through October 31, 2014 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses, if any, of the Fixed Income Fund at 0.70%, the Large Cap Core Fund at 1.00%, the Large Cap Strategies Fund at 1.15%, the Municipal Bond Fund at 0.70%, the Global Small & Mid Cap Fund at 1.11%, the Global Opportunities Fund at 1.20% and the Real Return Fund at 1.10%. This commitment may be changed or terminated at any time with the approval of the Board. The Adviser may choose voluntarily to reimburse a portion of its advisory fee at any time. See “Fees Paid by the Funds for Services” for payments to the Adviser over the last three fiscal years.

Under the Advisory Contract, the Adviser shall not be liable to the Corporation, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Under the Advisory Contract, the Adviser also shall not be liable for any act or omission of any sub-adviser, except for failure to exercise good faith in the employment of a sub-adviser and for failure to exercise appropriate supervision of such sub-adviser, and as may otherwise be agreed in writing.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser an annual advisory fee at the rate of 0.85% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed to exclude from the advisory fee calculation for the Real Return Fund the amount of the Real Return Fund’s assets invested in the Subsidiary.

The Adviser has retained Dimensional Fund Advisors LP (“Dimensional”) as sub-adviser to the Global Small & Mid Cap Fund pursuant to a sub-advisory agreement between the Adviser and Dimensional, agreed to and accepted by the Corporation (the “Dimensional Sub-Advisory Contract”). Pursuant to the Dimensional Sub-Advisory Contract, Dimensional will, subject to the Adviser’s determination that proposed investments satisfy the investment objectives and policies of the Global Small & Mid Cap Fund, make purchases and sales of portfolio securities for that portion of the Fund’s assets allocated to its management. The Adviser pays Dimensional from the advisory fees it receives from the Global Small & Mid Cap Fund. David G. Booth and Rex A. Sinquefield may be deemed controlling persons of Dimensional.

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The Adviser has also retained Champlain Investment Partners, LLC (“Champlain”) as a sub-adviser to the Global Small & Mid Cap Fund pursuant to a sub-advisory agreement between the Adviser and Champlain (the “Champlain Sub-Advisory Contract”). Pursuant to the Champlain Sub-Advisory Contract, Champlain will, subject to the direction and control of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. The Adviser pays Champlain from the advisory fees it receives from the Global Small & Mid Cap Fund.

The Adviser has also retained Mondrian Investment Partners Limited (“Mondrian”) as a sub-adviser to the Global Small & Mid Cap Fund pursuant to a sub-advisory agreement between the Adviser and Mondrian agreed to and accepted by the Corporation (the “Mondrian Sub-Advisory Contract”). Pursuant to the Mondrian Sub-Advisory Contract, Mondrian will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the Mondrian Sub-Advisory Contract, the Adviser pays Mondrian from the advisory fees it receives from the Global Small & Mid Cap Fund. Mondrian is owned by its employees.

The Adviser has retained Franklin Advisers, Inc. (“Franklin”) as a sub-adviser to the Global Opportunities Fund pursuant to a sub-advisory agreement between the Adviser and Franklin agreed to and accepted by the Corporation (the “Franklin Sub-Advisory Contract”). Pursuant to the Franklin Sub-Advisory Contract, Franklin will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the Franklin Sub-Advisory Contract, the Adviser pays Franklin from the advisory fees it receives from the Global Opportunities Fund. Franklin is wholly-owned subsidiary of Franklin Resources, Inc., a publicly-traded global investment organization operating as Franklin Templeton Investments.

The Adviser has also retained Shenkman Capital Management, Inc. (“SCM”) as a sub-adviser to the Global Opportunities Fund pursuant to a sub-advisory agreement between the Adviser and SCM agreed to and accepted by the Corporation (the “SCM Sub-Advisory Contract”). Pursuant to the SCM Sub-Advisory Contract, SCM will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the SCM Sub-Advisory Contract, the Adviser pays SCM from the advisory fees it receives from the Global Opportunities Fund. SCM is independently owned by 19 senior team members, one outside director and the Shenkman Family. Mark R. Shenkman is SCM’s majority shareholder and serves as the firm’s President and Chief Investment Officer.

The Adviser has also retained BlackRock Financial Management, Inc. (“BlackRock”) as a sub-adviser to the Global Opportunities Fund pursuant to a sub-advisory agreement between the Adviser and BlackRock agreed to and accepted by the Corporation (the “BlackRock Sub-Advisory Contract”). Pursuant to the BlackRock Sub-Advisory Contract, BlackRock will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the BlackRock Sub-Advisory Contract, the Adviser pays BlackRock from the advisory fees it receives from the Global Opportunities Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc.

The Adviser has retained Oldfield Partners LLP (“Oldfield”), as a sub-adviser to the Large Cap Stategies Fund pursuant to a sub-advisory agreement between the Adviser and Oldfield agreed to and accepted by the Corporation (the “Oldfield Sub-Advisory Contract”). Pursuant to the Oldfield Sub-Advisory Contract, Oldfield will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the Oldfield Sub-Advisory Contract, the Adviser pays Oldfield from the advisory fees it receives from the Large Cap Stategies Fund. Oldfield is owned 77.09% by its executive partners and 22.91% by outside investors. Richard Oldfield is Oldfield’s majority shareholder and serves as the firm’s CEO.

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The Adviser has also retained Sands Capital Management, LLC (“Sands”), as a sub-adviser to the Large Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Sands agreed to and accepted by the Corporation (the “Sands Sub-Advisory Contract”). Pursuant to the Sands Sub-Advisory Contract, Sands will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the Sands Sub-Advisory Contract, the Adviser pays Sands from the advisory fees it receives from the Large Cap Strategies Fund. Sands is owned by Sands Capital Management LP (“Sands LP”). Frank Sands, Sr., Marjorie R. Sands, Frank M. Sands, Jr. and Jessica K. Sands own indirectly a majority interest in Sands LP with the remaining minority interest held by officers and employees of Sands.

Additional Portfolio Manager Information

Other Accounts Managed by Portfolio Managers

The following tables show the number and assets of other funds and investment accounts (or portions of investment accounts) that each Fund’s portfolio manager(s) managed as of each Fund’s fiscal year-end, and separately the same information but only for those funds and accounts whose investment advisory fee is based on performance. Information for BIM, Champlain, Dimensional, Franklin, SCM, BlackRock, Mondrian, Oldfield and Sands is provided as of December 31, 2012.

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BIM	0	$0	0	$0	0	$0
Edward N. Aw	0	$0	0	$0	0	$0
John Hall	0	$0	0	$0	0	$0
Gregory M. Lester	0	$0	0	$0	0	$0
W. Preston Stahl	0	$0	0	$0	0	$0
Bruce A. Whiteford	0	$0	3	$410,000,000	2,101	$5,880,000,000
David W. Rossmiller	0	$0	2	$210,000,000	2,077	$2,120,000,000
John A. Christie	0	$0	3	$320,000,000	3,949	$3,530,000,000
Alexander I. B. Lloyd	0	$0	3	$320,000,000	3,949	$3,530,000,000
Michael Crawford	0	$0	0	$0	0	$0
Jeffrey Rutledge	0	$0	0	$0	0	$0
Harry Hagey	0	$0	0	$0	0	$0

Dimensional
Karen E. Umland	55	$76,080,931,436	9	$2,068,759,917	30	$10,577,836,752
Joseph H. Chi	101	$140,904,443,611	19	$7,947,366,677	70	$14,198,495,266
Jed S. Fogdall	101	$140,904,443,611	19	$7,947,366,677	70	$14,198,495,266
Henry F. Gray	89	$140,904,443,611	15	$7,947,366,677	70	$14,198,495,266

Champlain
Scott T. Brayman	4	$1,595,783,375	2	$368,185,914	65	$1,657,306,429

Franklin
Michael Hasenstab	15	$81,512,600,000	35	$94,008,000,000	20	$4,498,200,000

SCM
Mark R. Shenkman	9	$3,009,853,000	12	$3,725,877,177	241	$14,022,853,698
Steven N. Schweitzer	2	$51,746,559	0	$0	43	$3,151,700,595
Mark J. Flanagan	1	$2,358,090,626	2	$2,267,407,413	18	$2,259,751,527
Justin W. Slatky	0	$0	0	$0	20	$3,117,314,864
Eric Dobbin	2	$141,136,332	5	$467,399,972	33	$3,095,713,354

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Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BlackRock
Akiva Dickstein	3	$2,000,000,000	22	$4,640,000,000	19	$7,300,000,000
John Vibert	2	$501,600,000,000	5	$2,070,000,000	9	$360,300,000,000

Mondrian
Ormala Krishnan, PhD	3	$798,000,000	2	$2,385,000,000	24	$3,378,000,000

Oldfield
Richard Oldfield	0	$0	7	$2,686,384,643	10	$2,037,968,034

Sands
Sunil Thakor	1	$6,4398,508	5	$2,513,663,906	9	$489,810,843
David Levanson	1	$6,4398,508	5	$2,513,663,906	9	$489,810,843

Accounts and Assets for which an Investment Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BIM	0	$0	0	$0	0	$0
Edward N. Aw	0	$0	0	$0	0	$0
John Hall	0	$0	0	$0	0	$0
Gregory M. Lester	0	$0	0	$0	0	$0
W. Preston Stahl	0	$0	0	$0	0	$0
Bruce A. Whiteford	0	$0	0	$0	0	$0
David W. Rossmiller	0	$0	0	$0	0	$0
John A. Christie	0	$0	0	$0	0	$0
Alexander I. B. Lloyd	0	$0	0	$0	0	$0
Michael Crawford	0	$0	0	$0	0	$0
Jeffrey Rutledge	0	$0	0	$0	0	$0
Harry Hagey	0	$0	0	$0	0	$0

Dimensional
Karen E. Umland	0	$0	0	$0	1	$351,833,170
Joseph H. Chi	0	$0	1	$165,190,310	1	$351,833,170
Jed S. Fogdall	0	$0	1	$165,190,310	1	$351,833,170
Henry F. Gray	0	$0	1	$165,190,310	1	$351,833,170

Champlain
Scott T. Brayman[1]	0	$0	0	$0	9	$280,042,963

Franklin
Michael Hasenstab	0	$0	0	$0	0	$0

SCM
Mark R. Shenkman	0	$0	5	$923,790,690	0	$0
Steven N. Schweitzer	0	$0	0	$0	0	$0

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Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Mark J. Flanagan	0	$0	0	$0	0	$0
Justin W. Slatky	0	$0	0	$0	0	$0
Eric Dobbin	0	$0	1	$10,962,834	0	$0

BlackRock
Akiva Dickstein	0	$0	2	$683,700,000	0	$0
John Vibert	0	$0	1	$360,300,000	0	$0

Mondrian
Ormala Krishnan, PhD	0	$0	0	$0	0	$0

Oldfield
Richard Oldfield	0	$0	0	$0	0	$0

Sands
Sunil Thakor[2]	0	$0	0	$0	0	$0
David Levanson[2]	0	$0	0	$0	0	$0

[1]	Although Scott Brayman does not hold shares of the Global Small & Mid Cap Fund, he maintains exposure to the investment strategy by investing in shares of a proprietary mutual fund managed by Champlain.

[2]	Although neither David Levanson nor Sunil Thakor hold shares of the Large Cap Strategies Fund, they maintain exposure to the investment strategy by investing in shares of a proprietary mutual fund managed by Sands.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) by the portfolio managers listed above as of each Fund’s most recent fiscal year ended October 31, 2012:

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	Large Cap Core Fund	Large Cap Strategies Fund	Fixed Income Fund	Municipal Bond Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund
BIM[1]
Edward N. Aw	None	None	None	None	None	None	None
John Hall	None	None	None	None	$10,000 - $50,000	None	None
Gregory M. Lester	None	None	None	None	None	None	None
W. Preston Stahl	None	None	None	None	None	None	$100,000 - $500,000
Bruce A. Whiteford	None	None	None	None	None	None	None
David W. Rossmiller	None	$10,000 - $50,000	None	None	$10,000 - $50,000	None	None
John A. Christie	None	None	None	None	None	None	None
Alexander I. B. Lloyd	None	None	None	None	None	None	None
Michael Crawford	None	None	None	None	None	None	None
Jeffrey Rutledge	None	None	None	None	None	None	None
Harry Hagey	None	None	None	None	None	None	None

Dimensional
Karen E. Umland	None	None	None	None	None	None	None
Joseph H. Chi	None	None	None	None	None	None	None
Jed S. Fogdall	None	None	None	None	None	None	None
Henry F. Gray	None	None	None	None	None	None	None

Champlain
Scott T. Brayman[2]	None	None	None	None	None	None	None

Franklin
Michael Hasenstab	None	None	None	None	None	None	None

SCM
Mark R. Shenkman	None	None	None	None	None	None	None
Steven N. Schweitzer	None	None	None	None	None	None	None
Mark J. Flanagan	None	None	None	None	None	None	None
Justin W. Slatky	None	None	None	None	None	None	None
Eric Dobbin	None	None	None	None	None	None	None

BlackRock
Akiva Dickstein	None	None	None	None	None	None	None
John Vibert	None	None	None	None	None	None	None

Mondrian
Ormala Krishnan, PhD	None	None	None	None	None	None	None

Oldfield
Richard Oldfield	None	None	None	None	None	None	None

Sands
Sunil Thakor[3]	None	None	None	None	None	None	None
David Levanson[3]	None	None	None	None	None	None	None

[1]	BIM portfolio managers maintain exposure to the foregoing investment strategies through investment of their deferred compensation profit sharing account balances in bank portfolios with investments in the Funds and other pooled investment vehicles with substantially the same investment objectives and strategies as the Funds. The portfolio managers provided investment advisory services for such portfolios.

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[2]	Although Scott Brayman does not hold shares of the Global Small & Mid Cap Fund, he maintains exposure to the investment strategy by investing in shares of a proprietary mutual fund managed by Champlain.

[3]	Although neither David Levanson nor Sunil Thakor hold shares of the Large Cap Strategies Fund, they maintain exposure to the investment strategy by investing in shares of a proprietary mutual fund managed by Sands.

Compensation of Portfolio Managers

BIM. The Adviser’s portfolio managers are generally responsible for providing investment advisory services for multiple types of accounts with similar investment objectives, strategies, risks and fees.  Portfolio managers responsible for managing a Fund generally will also provide investment advisory services with respect to bank common and collective funds, separately managed accounts and model portfolios.  The Adviser generally compensates portfolio managers with respect to their overall contribution and, except as described below, not with respect to the performance of any single account type.

The Adviser’s portfolio managers receive compensation comprised of an annual base salary, annual cash bonus, deferred cash bonus, deferred earnings based awards granted by an affiliate of the Adviser, and, in some cases, an annual portfolio bonus (described below).  The Adviser’s portfolio managers also participate in a deferred compensation profit sharing plan and, in some cases, a defined benefit pension plan, as well as other medical and insurance coverage programs, of affiliates of the Adviser.  The annual base salaries for portfolio managers are determined on the basis of relevant industry salary data and are intended to be competitive.  Annual cash bonus awards are based upon a combination of qualitative and quantitative factors, including performance of the portfolios advised by the portfolio manager, generation and development of new investment ideas, willingness to develop and share ideas as part of a team and contributions to the development of the Adviser’s investment team.  The portfolio managers for the Global Small & Mid Cap Fund, the Global Opportunities Fund and the Real Return Fund and the lead portfolio manager for the Large Cap Strategies Fund participate in a portfolio bonus plan where annual awards are based upon three year periods performance of their respective Funds relative to such Fund’s benchmark. With respect to these portfolio managers, such benchmarks are 70% DJ-UBS Commodity Index and 30% Barclays U.S. TIPS Index for the portfolio manager for the Real Return Fund, the S&P Global MidSmallCap Index for the portfolio manager for the Global Small & Mid Cap Fund, the S&P Global LargeMidCap Index for the portfolio manager for the Global Opportunities Fund, and the S&P Global LargeCap Index for the lead portfolio manager for the Large Cap Strategies Fund. The deferred cash bonus is a fixed percentage of the annual cash bonus and is generally paid over a three-year period.  Currently, all portfolio managers participate in a deferred earnings based plan of an affiliate of the Adviser.

Dimensional. Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Global Small & Mid Cap Fund or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the board of directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
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Champlain. Champlain compensates the Global Small & Mid Cap Fund’s portfolio manager for his management of the Fund. His compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the Fund’s net assets and other client accounts he manages. The portfolio manager also receives benefits standard for all of Champlain’s employees, including health care and other insurance benefits. In addition, the portfolio manager may have an ownership stake in Champlain which would entitle him to a portion of the pre-tax profitability of the firm.

Franklin. Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary—Each portfolio manager is paid a base salary.

Annual bonus—Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. The more qualitative contributions of the portfolio manager to Franklin’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin’s appraisal.

Additional long-term equity-based compensation—Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin.

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SCM. SCM offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm. Messrs. Shenkman, Schweitzer, Flanagan, Slatky and Dobbin serve as co-portfolio managers of SCM’s portion of the Fund. Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior portfolio managers are owners of the firm. The portfolio managers’ compensation is not based on the performance of SCM’s portion of the Fund or the value of assets held in its portfolio.

BlackRock. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays Capital GNMA MBS Index), certain customized indices and certain fund industry peer groups.
John Vibert	Mr. Vibert’s performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for

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the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Dickstein and Vibert have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date.  Messrs. Vibert and Dickstein are each eligible to participate in these plans.

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial

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economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Dickstein and Vibert may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein and Vibert managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Mondrian. Portfolio manager compensation for Mondrian consists primarily of a competitive base salary, the opportunity to participate in an annual profit sharing pool based on the company’s profitability and the opportunity for equity ownership in the company. Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution. In determining the amount of bonuses and equity awarded, Mondrian’s board of directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions.

Oldfield. Remuneration within Oldfield Partners will reflect at least in part the overall profitability or otherwise of the firm. Partners (which includes all portfolio managers) receive their remuneration in the form of non-guaranteed profit share. Part of this is paid as a fixed amount which is equivalent to a salary and then each partner or employee is eligible for a discretionary profit share or bonus, dependent on the availability of profit. This discretionary part is decided by the remuneration committee consisting of the four non-executive directors of Oldfield & Co. (a member of Oldfield) and Richard Oldfield, the chief executive of Oldfield & Co. and Oldfield. The discretionary element of profit share for partners and bonuses for employees is limited to 1/3 of the pre bonus profits in total. The firm has an appraisal system which includes the setting of objectives each year for every executive by his/her manager and assessment against those objectives. The appraisal output is the basis of the remuneration process, when in addition to the profitability of the business as a whole and the specific area in which the executive is involved (i.e. global equity portfolios) may be taken into account, along with other factors. The remuneration committee considers the appraisal output in making its decisions and in the case of portfolio managers the other factors include but are not limited to: contribution to overall investment debate and portfolio performance. Portfolio performance is appraised over the short term (one year) and long term (up to since inception) with a higher weighting being given to the longer term measure. Performance is judged against the respective benchmarks of the portfolios, such as MSCI World.

Sands. Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands composite returns and their respective benchmarks.

Potential Conflicts of Interests

BIM. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment

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professionals at most major financial firms but which the Adviser believes are adequately addressed by its current policies and procedures. The Adviser has adopted policies and procedures that are designed to address certain of these potential conflicts.

A potential conflict of interest may arise when a Fund and other accounts managed by the Adviser or its affiliates purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts managed by the Adviser or its affiliates, the orders for such transactions may be combined in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Adviser believes that its policies and procedures relating to trade aggregation and allocation are reasonably designed to prevent such results.

“Cross trades,” in which one account managed by the Adviser or its affiliates sells a particular security to another account managed by the Adviser or its affiliates (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board have adopted compliance procedures that provide that any transactions between a Fund and another account advised by the Adviser or its affiliates are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager(s) who are responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Adviser and its affiliates with brokerage and research products and services, which may result in the payment of higher brokerage fees than might have otherwise been available. These products and services are used by the Adviser and its affiliates and may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser and its affiliates determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research products and services provided, the decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among a Funds and/or accounts that the Adviser and its affiliates manages.

The Adviser’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of clients.

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Dimensional. Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. In addition to the Global Small & Mid Cap Fund, other accounts may include registered mutual funds, unregistered pooled investment vehicles, and accounts managed for organizations and individuals (“Accounts”). An Account may have a similar investment objective to the Global Small & Mid Cap Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Global Small & Mid Cap Fund. Actual or apparent conflicts of interest include:

•	TIME MANAGEMENT. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Global Small & Mid Cap Fund and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Global Small & Mid Cap Fund.

•	INVESTMENT OPPORTUNITIES. It is possible that at times identical securities will be held by both the Global Small & Mid Cap Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Global Small & Mid Cap Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Global Small & Mid Cap Fund and one or more Accounts, the Global Small & Mid Cap Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Global Small & Mid Cap Fund and Accounts.

•	BROKER SELECTION. With respect to securities transactions for the Global Small & Mid Cap Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Global Small & Mid Cap Fund and an Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Global Small & Mid Cap Fund or the Account. Dimensional has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to Dimensional with respect to the Global Small & Mid Cap Fund. Dimensional controls DFAL and DFA Australia.

•	PERFORMANCE-BASED FEES. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	INVESTMENT IN AN ACCOUNT. A portfolio manager or his/her relatives may invest in an account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Global Small & Mid Cap Fund or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Champlain. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Global Small & Mid Cap Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Global Small & Mid Cap Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Global Small & Mid Cap Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Global Small & Mid Cap Fund. For some accounts, Champlain may be compensated based on the profitability of the account, such as by a performance-based management fee. These

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incentive compensation structures may create a conflict of interest for Champlain with regard to accounts where Champlain is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Champlain might share in investment gains. Champlain has adopted certain compliance procedures that are reasonably designed to address conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Franklin. Franklin portfolio managers provide investment services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory or sub-advisory fees for some of such other products and accounts may be different than that charged for managing the Global Opportunities Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory or sub-advisory fees paid by the Global Opportunities Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio manager managing accounts with different advisory or sub-advisory fees.

The management of multiple funds, including the Global Opportunities Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Global Opportunities Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Global Opportunities Fund may outperform the securities selected for the Global Opportunities Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Global Opportunities Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and Franklin have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin and the Global Opportunities Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SCM. As a general matter, SCM attempts to minimize conflicts of interest. To that end, SCM has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm’s Compliance Manual. In accordance with this policy, SCM has identified certain potential conflicts of interest in connection with its management of the Global Opportunities Fund.

A potential conflict of interest may arise as a result of SCM’s management of other accounts with varying investment guidelines. SCM adheres to a systematic process for the approval, allocation and execution of trades. It is SCM’s basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns. Because of the differences

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in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, SCM may purchase a security for one client account while appropriately selling that same security for another client account. Furthermore, SCM may sell securities for only some client accounts without selling the same securities for other client accounts. Certain accounts managed by SCM may also be permitted to sell securities short. Accordingly, SCM and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When SCM or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the Global Opportunities Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, SCM and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. SCM also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. SCM may purchase these securities for its client accounts, including for the Global Opportunities Fund. Additionally, SCM is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.

From time to time, SCM may have arrangements with brokers and/or affiliates of brokers who may recommend SCM’s products or services to their respective clients (in such capacity, “Sponsors/Consultants”). Generally, SCM does not compensate Sponsors/Consultants in connection with any such arrangements (to the extent SCM does compensate Sponsors/Consultants, the terms of such arrangements are disclosed in accordance with Rule 206(4)-3 under the Investment Advisers Act of 1940). A conflict of interest may arise because SCM may execute securities transactions on behalf of its clients, including the Global Opportunities Fund, through brokers who are, or who have affiliates who are, Sponsors/Consultants. As a fiduciary, SCM has an obligation to obtain best execution for its clients. The allocation of transactions to brokers who are (or that have affiliates who are) Sponsors/Consultants is subject at all times to SCM’s obligation to obtain best execution under the circumstances. SCM’s Chief Compliance Officer periodically monitors SCM’s arrangements with Sponsors/Consultants and its trading activity with brokers who are (or who have affiliates who are) Sponsors/Consultants to ensure that SCM has obtained best execution in accordance with its policies and procedures.

SCM may share in performance-based compensation and manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance based fee). In addition, certain client accounts may have higher asset-based fees or more favorable performance 1-1 based compensation arrangements than other accounts. When SCM and its investment personnel manage more than one client account a potential exists for one client account to be favored over another client account. SCM and its investment personnel have a greater incentive to favor client accounts that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees, particularly with respect to “new issue” investments. SCM maintains procedures to review the holdings of each account periodically to assure that all securities in the account comply with the investment and risk parameters of such account. SCM believes that if it charges a performance fee on accounts that receive new issues, SCM may have a potential conflict of interest in allocating new issues to these accounts. SCM states that it maintains an allocation policy and the Chief Compliance Officer oversees a periodic review of allocations of new issues to ensure that they are being allocated among all eligible accounts in a fair and equitable manner.

SCM permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, SCM has an obligation to assure that its team members do not “front-run” trades for clients or otherwise favor their own accounts. To that end, SCM maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear all securities trades, as well as shares of mutual funds for which SCM acts as adviser or sub-adviser.

From time to time, it may be appropriate for SCM to aggregate client orders for the purchase or sale of securities. SCM engages in this practice to achieve more favorable execution prices for clients by buying and selling securities in greater quantities. In aggregating client orders for securities, including any orders placed for private investment vehicles, SCM will ensure that no investment advisory client will be favored over any other investment advisory client; and each client that participates in an aggregated order shall participate on an average price basis for SCM’s

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transactions in that security on a relevant day and transaction costs (if any) shall be shared pro rata based on each client’s participation in the transaction.

SCM may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where SCM believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest. When engaging in cross transactions, SCM will act in good faith and ensure that cross transactions are fair and in the best interests of all participating client accounts.

BlackRock. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Dickstein and Vibert may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein and Vibert may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Mondrian. Portfolio managers at Mondrian typically manage multiple accounts that may have similar investment guidelines as the Global Small & Mid Cap Fund. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors. Some potential conflicts of interest that can arise in the course of normal investment management business activities include: access to nonpublic information, investment in shares of companies which are clients of Mondrian, dealing in investments as principal in connection with the provision of seed capital for Mondrian investment vehicles, dealing in investments as agent for more than one party, dual agency/cross trades, allocation of aggregated trades, allocation of investment opportunities, allocation of IPO opportunities, “cherry picking” (inappropriate attempts to improve the appearance of a portfolio), soft dollar arrangements, pricing and valuation, employee external directorships and appointments, employee personal account dealing and gifts and entertainment received and given.

Mondrian’s board of directors has ultimate responsibility for administering and enforcing these policies and procedures and keeping them current however, on a day to day basis this responsibility is primarily delegated to the Compliance team. Mondrian maintains a Conflicts of Interest Register that lists all potential conflicts of interest that have been identified, and records whether Mondrian has written policies and procedures addressing each named conflict. Mondrian’s Compliance Monitoring Program (“CMP”) incorporates periodic reviews of areas where conflicts of interest might arise, including procedures for trade allocation, dual agency trades and daily pricing. The

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CMP also includes reviews of the policy and procedures for managing client portfolios, performance measurement, portfolio performance dispersion and others. Conflicts of interest arising from personal securities trading and other areas covered by Mondrian’s Code of Ethics and the Policy Statement on Insider Trading and Securities Fraud are also subject to regular review. However, there is no guarantee that the CMP will detect each and every situation where a conflict arises. Any apparent violations of the above procedures shall be investigated and reported to the Chief Compliance Officer, who will determine any action necessary. Any material findings would be reported to senior management and the Compliance Committee and, where required, any relevant regulator.

Oldfield. As a general matter, Oldfield attempts to minimize conflicts of interest and has implemented policies and procedures identifying circumstances that might give rise to conflict of interests. Oldfield’s portfolio managers may manage multiple accounts which may give rise to potential conflicts of interest. Some of these accounts may have the same investment objective as the Large Cap Strategies Fund; a potential conflict of interest may arise as a result of identical investment objectives, whereby the portfolio manager could favor one account over another account. In order to address such potential conflicts, Oldfield manages all global equity accounts in line, except for client specific restrictions which can occasionally cause small differences. Decisions for global equity portfolios are made across all portfolios and trades are created for all accounts in one block, ensuring each client receives the same price. In addition, the firm manages long only portfolios and does have any strategies which hedge. This means there is no possibility of one strategy being short of a position or exposure which is held as a long position in another strategy. Where possible, Oldfield will aggregate orders for clients for the purchase or sale of the same security using the same executing broker. Such aggregation may enable Oldfield to obtain for clients a more favorable price or a better commission rated based upon the volume of a particular transaction. Nevertheless, there may be circumstances when aggregation works to the disadvantage of a client. Oldfield will aggregate client orders where it reasonably believes that it is in clients’ overall best interests or to provide equitable treatment. Oldfield’s allocation procedures are reasonably designed to ensure that no unfair preference is given to any client. Oldfield also requires its employees to obtain prior approval from the Compliance Officer of all outside business interests.  The Compliance Officer considers any conflicts as part of the approval process and would consider any new conflicts arising after approval is given.

On occasion, Oldfield and its principals and employees may buy and sell securities for themselves that they also recommend to clients. Oldfield and its principals and employees are also investors in some of the investment funds managed by Oldfield. Oldfield has adopted a Code of Ethics that is reasonably designed to address conflicts that may arise with respect to these transactions. All employees are required to seek prior approval for and to report their personal securities transactions and holdings to the Chief Compliance Officer.

Sands. As an investment adviser to a variety of clients, Sands recognizes there may be actual or potential conflicts of interest inherent in their business. For example, conflicts of interest could result from portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research and personal trading by employees. Sands has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. The policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and the use of brokerage commissions.

Additionally, Sands maintains a Code of Ethics that addresses rules on personal trading and a policy regarding material non-public insider information.

ADMINISTRATIVE SERVICES AGREEMENT

The Corporation, on behalf of each Fund, entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Oversight Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of the Adviser, provide certain non-advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of other non-advisory service providers. Under the Administrative Oversight Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services.

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ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

BNY Mellon, 760 Moore Road, King of Prussia, PA 19406, acts as administrator, fund accounting agent and transfer agent for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement (the “BNY Mellon Agreements”),. Pursuant to the BNY Mellon Agreements, BNY Mellon provides the Funds with general office facilities and supervises the overall administration of the Funds, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BNY Mellon may also provide persons (including directors, officers and other employees of BNY Mellon or its affiliates) satisfactory to the Board to serve as officers of the Funds. BNY Mellon maintains all Fund books and records required under Rule 31a-1 under the 1940 Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements.

For the services provided by BNY Mellon, the following annual fee will be calculated based upon the aggregate average net assets of the Old Westbury Fund complex and payable to BNY Mellon monthly:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds
0.0350%	of the first $1.5 billion
0.0275%	of the next $1 billion
0.0175%	of the next $1 billion
0.0125%	of assets in excess of $3.5 billion

Additionally, the Funds pay BNY Mellon an annual base fee of $25,000 per portfolio, excluding out-of-pocket expenses.

BNY Mellon may choose voluntarily to reimburse a portion of its fee at any time. See “Fees Paid by the Funds for Services” for payments made over the last three fiscal years to BNY Mellon.

BNY Mellon also acts as administrator and fund accounting agent for the Subsidiary. For the services provided by BNY Mellon, it receives a monthly base fee of $2,500, a yearly fee of $7,500 for tax services plus certain transaction fees, excluding out-of-pocket expenses, as well as administration services fees. BNY Mellon has contractually agreed to exclude from its fee calculation based on net assets for the Real Return Fund the amount of the Real Return Fund’s assets invested in the Subsidiary.

CUSTODIANS

Citibank, N.A. (“Citibank”), located at 111 Wall Street, New York, New York 10005, is the custodian for the Global Opportunities Fund and the co-custodian for the Global Small & Mid Cap Fund, the Real Return Fund and the Subsidiary. Pursuant to its agreement with the Funds, Citibank is responsible for maintaining the books and records of these Funds’ securities and cash, excluding coins or bullion or other forms of precious metals held by the Real Return Fund and the Subsidiary, and maintaining these Funds’ portfolio transaction records. Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country. Citibank has contractually agreed to exclude from the its fee calculation based on net assets for the Real Return Fund the amount of the Real Return Fund’s assets invested in the Subsidiary.

BTCO, located at 100 Woodbridge Center, Woodbridge, New Jersey 07095, is the custodian for the Large Cap Core, Large Cap Strategies, Fixed Income and Municipal Bond Funds and the co-custodian for the Real Return Fund, the Subsidiary and the Global Small & Mid Cap Fund. BTCO serves as custodian for the Global Small & Mid Cap Fund only with respect to equity securities of U.S. companies (other than ETFs) and securities in the form of depositary receipts directly managed by the Adviser, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Global Small & Mid Cap Fund. Pursuant to its agreement with these Funds, BTCO is responsible for maintaining the books and records of these Funds’ securities and cash, except for the Real Return Fund for which BTCO is only responsible for the coins or bullions or other forms of precious metals held by the Real Return Fund, and maintaining these Funds’ portfolio transaction records. For providing these services, through August 31, 2010, BTCO received a fee from each of these Funds calculated and paid monthly at the annual rate of 0.10% (0.15% for the Large Cap Strategies Fund) of the average daily net

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assets of each Fund or portion thereof for Global Small & Mid Cap and Real Return Fund. In addition, BTCO receives from the Real Return Fund and the Subsidiary any transaction costs related to the Real Return Fund’s and the Subsidiary’s investments in coins or bullions or other forms of precious metals. As of November 16, 2011, BTCO receives a fee calculated and paid monthly at the annual rate of 0.075% of the average daily net assets of non-U.S. investments for Large Cap Strategies Fund and 0.015% of the average daily net assets of each of Large Cap Core Fund, Fixed Income Fund and Municipal Bond Fund, or portion thereof for Global Small & Mid Cap Fund and U.S. investments for Large Cap Strategies Fund. BTCO continues to receive a fee of 0.10% of the average daily net assets of the portion of Real Return Fund and the Subsidiary for which BTCO serves as custodian. In addition, BTCO continues to receive from Real Return Fund and the Subsidiary any transaction costs related to the Real Return Fund’s and the Subsidiary’s investments in coins or bullions or other forms of precious metals.

UNDERWRITER

The Corporation has entered into an underwriting agreement with Foreside (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Underwriter facilitates the registration and distribution of Fund shares and undertakes such advertising and promotion as requested by the Corporation and as it believes reasonable. The Underwriting Agreement contemplates that the Underwriter may, if authorized in each instance by the Corporation, on behalf of a Fund, the Adviser or sub-advisers, enter into sales agreements with securities dealers, financial institutions and other industry professionals, such as investment advisers, accountants and estate planning firms. The Underwriter will require each dealer with whom the Underwriter has a selling agreement to conform to all applicable provisions of the Funds’ Prospectus. Foreside makes a continuous offering of the Funds’ shares. Foreside is located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

In its capacity as principal underwriter, Foreside uses its best efforts to obtain subscriptions to shares of each Fund. Foreside does not receive an annual fee from the Funds. No payments were made by the Funds to their previous distributor, BNY Mellon Distributors LLC under the former underwriting agreement for the fiscal year ended October 31, 2011. No payments were made by the Funds to PFPC Distributors, Inc. under the former underwriting agreement for the fiscal years ended October 31, 2010 and October 31, 2009. Fees paid to Foreside are paid by affiliates of the Adviser.

FUND COUNSEL, INDEPENDENT DIRECTORS’ COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Goodwin Procter LLP, 901 New York Avenue, NW, Washington, D.C. 20001, serves as legal counsel to the Funds.

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022 serves as independent counsel to the Independent Directors.

Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, is the independent registered public accounting firm for the Funds, providing audit services and tax return review services.

PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Adviser and that permit the Adviser to further delegate to the sub-advisers proxy voting responsibility relating to the portfolio securities that they manage. The Adviser has delegated proxy voting responsibility to Dimensional for the portion of the Global Small & Mid Cap Fund that Dimensional manages. The Proxy Voting Policies of the Adviser and Dimensional are attached as Appendix B.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available, without charge, upon request, by calling 1-800-607-2200 and on the SEC’s website at http://www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Pursuant to policies on portfolio holdings disclosure (“Portfolio Disclosure Policies”), the Funds, or their authorized service providers, may publicly disclose holdings of all Funds in accordance with applicable regulatory requirements.  Such public disclosure of holdings includes required periodic holdings disclosure in filings with the SEC, as well as other holdings disclosures, such as the top ten or other specified holdings of a Fund, on a monthly basis with a lag time of not less than seven days, on the website www.Bessemer.com or by other means.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)	the Funds’ service providers (which currently include the Funds’ adviser, sub-adviser, custodian, administrator, fund accountant, transfer agent, distributor, pricing service and printers (Command Financial Press Corporation)) (“Service Providers”);

(2)	certain non-service providers (such as ratings agencies including, among others, Morningstar, Inc., Standard & Poor’s Securities, Inc. and Lipper Analytical Services for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) (“Non-Service Providers”); and

(3)	Non-Service Providers pursuant to a written confidentiality agreement that protects the confidentiality of the portfolio holdings information; and

(4)	To facilitate efficient trading of certain investment and receipt of relevant research.

The disclosure of portfolio holdings for the Funds may only be made pursuant to the Portfolio Disclosure Policies, which are designed to ensure compliance by the Funds and their service providers with the applicable federal securities laws. The Portfolio Disclosure Policies are also designed to prevent the unauthorized disclosure of a Fund’s holdings that could harm the Fund or its shareholders and to ensure that their respective interest are not put above those of the shareholders.

Neither the Funds nor the Funds’ service providers may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Portfolio Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer or his designees, or Chief Legal Officer. The Board will review this policy as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate. The Funds’ Board and Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Portfolio Disclosure Policies.

BROKERAGE TRANSACTIONS

The Adviser and sub-advisers make each Fund’s portfolio decisions and determine the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying research products and services to the Adviser and its affiliates and sub-advisers. To the extent that such persons or firms supply research products and services to the Adviser and its affiliates or sub-advisers for use in rendering investment advice to a Fund or account, such information may be supplied at no cost to the Adviser and its affiliates or the sub-advisers and, therefore, may have the effect of reducing the expenses of the Adviser and its affiliates and the sub-advisers in rendering advice to a Fund or account. While it is impossible to place an actual dollar value on such research products and services, receipt by the Adviser and its affiliates or sub-advisers probably does not reduce the overall expenses of the Adviser and its affiliates or the sub-advisers to any material extent. Consistent with Rule 12b-1(h), the Adviser and its affiliates and sub-advisers will not consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Funds.

The investment information provided to the Adviser and sub-advisers is of the type described in Section 28(e) of the Exchange Act and is designed to augment the Adviser’s and its affiliates’ or sub-advisers’ own internal research and investment strategy capabilities. These research products and services include such matters as general economic and securities market

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reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Research products and services furnished by brokers through which each Fund effects securities transactions are used by the Adviser and its affiliates or sub-advisers in carrying out its investment management responsibilities with respect to all its clients’ accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser and its affiliates or sub-advisers determine in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Adviser or sub-advisers will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Adviser and sub-advisers will attempt to negotiate best execution.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser and sub-advisers and their respective affiliates, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the Adviser and sub-advisers or their respective affiliates are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser and sub-advisers and their respective affiliates to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to benefit the Funds.

As of October 31, 2012, the Global Small & Mid Cap Fund, the Large Cap Core Fund, the Global Opportunities Fund, and the Large Cap Strategies Fund held investments in securities of its regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund at 10/31/2012	Name of Broker or Dealer
Global Small & Mid Cap Fund	$44,529	ABG Sundal Collier Holding ASA
Global Small & Mid Cap Fund	$194,352	ICAP PLC
Large Cap Core Fund	$108,300	Citigroup Inc.
Global Opportunities Fund	$11,500	Goldman Sachs Group Inc.
Large Cap Strategies Fund	$1,418,500	Citigroup Inc.
Large Cap Strategies Fund	$1,545,000	JPMorgan Chase & Co.

PORTFOLIO TURNOVER

Changes may be made to a Fund’s portfolio consistent with the investment objectives and policies of such Fund whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. For the fiscal year ended October 31, 2012, the turnover rates for the Funds can be found in the “Financial Highlights” section of the Funds’ Prospectus. High portfolio turnover may result in increased brokerage costs to a Fund and also adverse tax consequences to a Fund’s shareholders.

In any particular year, market conditions may result in greater portfolio turnover rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time-to-time depending on the volatility of economic and market conditions.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). Under the Shareholder Servicing Plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which .Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder

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Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays an annual fee of 0.20% of its average daily net assets. Bessemer has committed through October 31, 2014 to waive its shareholder servicing fee for the Fixed Income Fund and Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of these Funds at 0.10%. These shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board. Prior to September 1, 2010, each Fund paid a maximum annual fee of up to 0.15% of its average daily net assets. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds.

FEES PAID BY THE FUNDS FOR SERVICES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 20124

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee†	Shareholder Servicing Fee/Fee Waived
Large Cap Core Fund	$3,807,671/ $366,792	$1,011,778	$274,327	$1,094,630
Large Cap Strategies Fund	$28,251,2481/ $1,083,568	$6,272,003	$1,543,518	$6,629,759
Global Small & Mid Cap Fund	$40,547,2412/ $2,652,328	$2,374,315	$2,211,258	$9,540,527
Global Opportunities Fund	$53,650,7623/ $7,817,333	$3,347,420	$2,396,157	$10,355,152
Real Return Fund*	$20,734,180/ $1,324,996	$4,306,619	$1,184,805	$4,878,631
Fixed Income Fund	$2,116,544/ $0	$0	$239,211	$940,686/ $470,343
Municipal Bond Fund	$4,323,719/ $0	$0	$490,769	$2,045,522/ $1,022,761

FOR THE FISCAL YEAR ENDED OCTOBER 31, 20114

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee†	Shareholder Servicing Fee/Fee Waived
Large Cap Core Fund	$3,801,951/ $0	$783,724	$275,178	$1,092,945
Large Cap Strategies Fund	$20,114,501/ $762,798	$4,210,295	$1,291,262	$5,532,714
Global Small & Mid Cap Fund	$40,840,7375/ $3,227,090	$3,176,161	$2,224,054	$9,609,585
Global Opportunities Fund	$46,166,8136/ $7,179,044	$2,793,101	$2,052,306	$8,858,539
Real Return Fund*	$22,176,319/ $1,328,589	$2,604,699	$1,265,393	$5,217,957
Fixed Income Fund	$1,967,568/ $0	$0	$225,175	$874,475/ $437,237

Municipal Bond Fund	$3,634,106/ $0	$0	$412,262	$1,692,053/ $846,027

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FOR THE FISCAL YEAR ENDED OCTOBER 31, 20104

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee†	Shareholder Servicing Fee/Fee Waived
Large Cap Core Fund	$3,373,456/ $71,450	$714,574	$131,337	$765,558
Large Cap Strategies Fund	$16,342,753/ $840,723	$3,836,476	$522,810	$3,547,746
Global Small & Mid Cap Fund	$30,711,7737/ $1,241,426	$2,816,944	$829,673	$5,750,150
Global Opportunities Fund	$36,643,3838/ $3,412,040	$1,579,451	$804,405	$5,541,813
Real Return Fund*	$14,529,419/ $308,684	$2,582,629	$445,016	$2,717,257
Fixed Income Fund	$1,663,109/ $0	$0	$108,106	$589,553/ $369,580

Municipal Bond Fund	$2,923,043 $0	$0	$175,887	$1,067,094/ $668,261

†	Includes amounts paid to Bessemer and BTCO under the Administrative Agreement and BNY Mellon under the Administration and Accounting Services Agreement.

*	Amounts include payments by the Real Return Fund and the Subsidiary.

[1]	Includes sub-advisory fees paid to Oldfield and Sands from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $7,330,608 or 0.22% based on the average daily net assets of the Fund.

[2]	Includes sub-advisory fees paid to Dimensional, Champlain and Mondrian from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $14,068,782 or 0.29% based on the average daily net assets of the Fund.

[3]	Includes sub-advisory fees paid to Franklin, SCM, and BlackRock from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $9,172,580 or 0.18% based on the average daily net assets of the Fund.

[4]	From time to time, the Adviser may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio of that Fund and of increasing yield to investors in that Fund.

[5]	Includes sub-advisory fees paid to Dimensional, Champlain and Mondrian from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $10,441,918 or 0.22% based on the average daily net assets of the Fund.

[6]	Includes sub-advisory fees paid to Franklin, SCM, and BlackRock from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $7,528,199 or 0.17% based on the average daily net assets of the Fund.

[7]	Includes sub-advisory fees paid to Dimensional and Champlain, from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $8,758,657 or 0.24% based on the average daily net assets of the Fund.

[8]	Includes sub-advisory fees paid to Franklin, SCM, T. Rowe Price International (a former sub-adviser to the Fund) and BlackRock from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $7,081,665 or 0.20% based on the average daily net assets of the Fund.

HOW DO THE FUNDS MEASURE PERFORMANCE?

Each Fund may advertise its share performance by using the SEC’s standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

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Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

The performance of the Funds may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund’s relative performance for any future period.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for a Fund’s shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all distributions.

When shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX EQUIVALENT YIELD

The yield of a Fund’s shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of the Municipal Bond Fund’s shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Municipal Bond Fund may use tax equivalent yield information in its sales literature and advertising. Such information sets forth the yield that is afforded by a tax free investment by showing such yields without the effect of Federal income taxes with respect to a given taxable income bracket. The interest earned by the municipal securities owned by the Fund generally remains exempt from regular federal income tax and is often exempt from state and local taxes as well. However, some of the Fund’s interest income may be subject to the federal AMT and state and/or local taxes.

To the extent financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund’s shares, the Fund’s share performance is lower for shareholders paying those fees.

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AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

•	references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;
•	charts, graphs and illustrations using the Funds’ returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
•	discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager’s views on how such developments could impact the Funds; and
•	information about the mutual fund industry from sources such as the Investment Company Institute.

Each Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

Each Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.

ACCOUNT INFORMATION AND PRICING OF SHARES

Information relating to the purchase and redemption of the Funds’ shares is located in the Prospectus.

NET ASSET VALUE

For purposes of determining each Fund’s net asset value per share, readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. Securities may be valued by independent pricing services, approved by the Corporation’s Board, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Fund securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. If significant events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the regular trading session of the New York Stock Exchange (the “NYSE”), the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board. The effect of using fair value pricing is that a Fund’s net asset value will be subject to the judgment of the Board or its designee instead of being determined by market prices. Examples of significant events may include, but will not necessarily include, an announcement by the issuer, a creditor, or a government body, political or economic events, natural disasters, or significant fluctuations in key markets that occurring after the close of the security’s principal market. Since some Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the

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Funds do not price their shares, the value of those Funds’ assets may change on days when you will not be able to purchase or redeem fund shares.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the current bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund’s Board designed to reflect in good faith the fair value of such securities.

As indicated in the Prospectus, the net asset value per share of each Fund’s shares will be determined as of the close of the regular trading session of the NYSE on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Corporation intends to pay all redemptions in cash unless the redemption request is for more than the lesser of $250,000 or one percent of the net assets of the relevant Fund by a single shareholder over any ninety-day period. If a redemption request is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash; therefore, a redemption request may be paid in securities of equal value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing its net asset value, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board, although the actual calculation may be done by others.

CAPITAL STOCK AND VOTING RIGHTS

The authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Board is authorized to divide the unissued shares into separate series of stock. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series has equal distribution, liquidation and voting rights within the series in which it was issued. Each share of a Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

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HOW ARE THE FUNDS TAXED?

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker/dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax (“AMT”).

Except for the private letter ruling described below, the Corporation has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described herein. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences to them of an investment in a Fund, as well as the application of state, local or foreign laws, and the effect of possible changes in applicable tax laws to their investment in the Fund.

Qualification as a Regulated Investment Company

The Corporation intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Corporation as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including but not limited to gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the

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Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income (if any) earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although, in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. Certain savings provisions may be available to a Fund to prevent such disqualification.

The Real Return Fund intends to invest up to 25% of its assets in the Subsidiary. The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments will constitute “qualifying income” under Subchapter M of the Code. However, the status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Fund’s investment in the Subsidiary does not constitute qualifying income to the Fund.

Recent and prospective Congressional and IRS actions may potentially impact the tax treatment of the Subsidiary. In December 2010, the President signed into law the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), which updated certain tax rules applicable to regulated investment companies. Included in the House version of the RIC Modernization Act was a provision that would have allowed regulated investment companies to treat gains from commodities as qualifying income for purposes of their 90% gross income requirement, but that provision of the bill was not included in the version of the bill that was signed into law. An inference could be drawn from this legislative history that Congress considered whether income from commodities should be included in the definition of qualifying income and concluded that it should not.

The IRS may be taking the opportunity to reconsider whether the use of a subsidiary to invest in commodities frustrates the intention of the qualifying income requirement. The IRS has announced an internal review of its position with respect to the tax treatment of a regulated investment company subsidiary that invests in commodities or commodity-related investments, and a moratorium on the issuance of new private letter rulings with respect to them. In addition, on December 20, 2011, the chairman and ranking member of the Senate Permanent

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Subcommittee on Investigations wrote to the Commissioner of the IRS, requesting the IRS to re-evaluate its position with respect to such subsidiaries and conclude that current law does not permit regulated investment companies to utilize them to make investments in commodities. As such, while the Real Return Fund’s private letter remains in effect, it is possible that a change in the IRS’s position or Congressional action could cause the IRS to withdraw that private letter ruling or otherwise cause it to cease to be effective.

The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. However, it is not expected that the Subsidiary will derive substantial income subject to such withholding tax.

The Subsidiary will be treated as a “controlled foreign corporation” and the Real Return Fund will be treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, the Real Return Fund will be required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income”, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Real Return Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary’s stock. Distributions by the Subsidiary to the Real Return Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Real Return Fund’s tax basis in the Subsidiary’s stock. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Real Return Fund.

Capital Loss Carry-Forwards

Capital losses realized by a Fund during taxable years beginning before December 22, 2010 may be carried forward for eight years following the year of the loss. All other capital losses may be carries forward indefinitely. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

As of October 31, 2012, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund Name	2017
Large Cap Core Fund	$56,108,735
Large Cap Strategies Fund	$387,157,678
Global Opportunities Fund	$201,818,046
Real Return Fund**	$245,786,188

**As of October 31, 2012, the Real Return Fund had a short-term and long-term capital loss carryforward of $40,756,011 and $81,990,660, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carry forwards subject to expiration that are described above.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. Certain of the Funds have engaged in reorganizations in the past and the Funds may engage in reorganizations in the future.

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Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to continuing shareholders. However, the IRS generally will not have expressly sanctioned the equalization accounting method used by a particular Fund, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Taxation of Fund Investments

In general, realized gains or losses on the sale of portfolio securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its taxable income (or, in the case of the Municipal Bond Fund, its distributable income) a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

If a Fund invests in debt securities that are in the lowest rating categories or are unrated, including debt securities of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes

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sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to mark-to-market any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts and similar instruments relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” and at least one (but not all) of the futures or option contracts comprising a part of such straddles is governed by Section 1256 of the Code, described above, such straddles could be characterized as “mixed straddles.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

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If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Any gain or loss subsequently realized with respect to an appreciated financial position shall be adjusted to take into account any gain realized as a result of any constructive sale. The character of any such subsequent gain or losses will depend upon a Fund’s holding period in the property subsequent to any constructive sale and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares, and (iii) thereafter, as capital gain. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income in order to qualify as a regulated investment company.

“Passive foreign investment companies” (“PFICs”) are generally defined as certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of equity interests in PFICs will be characterized as ordinary income even though, absent the application of PFIC rules, these amounts would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments, but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualifying dividend income.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a pair of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not

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qualifying income for a regulated investment company. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivative transactions. The Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their continued qualification as regulated investment companies under the Code. Each Fund also intends to account for derivative transactions in a manner it deems to be appropriate. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and future Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Except for exempt-interest dividends paid out by the Municipal Bond Fund, defined below, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent

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taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income (except for exempt-interest dividends and dividends treated as qualified dividend income, as discussed below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable at ordinary income rates. Distributions properly reported by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report capital gains distributions, if any, in a written statement mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring shares of a Fund, and by reason of incurring such charge or making such acquisition acquires a reinvestment right and then sells or exchanges such Fund shares within 90 days of having acquired them, and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company during the period beginning on the date of disposition of the original Fund shares and ending on the January 31 of the calendar year that includes the date of such disposition, the sales charge previously incurred in acquiring the Fund’s shares generally will not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gains distribution. In addition, if a shareholder holds Municipal Bond Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

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It is possible that the Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund and Global Opportunities Fund will qualify for the election. However, even if a Fund qualifies for the election for a year, it may decide not to make the election for such year. If a Fund does not so elect then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. A Fund will report to each shareholder in a written statement whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if a Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirements.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period and certain other requirements will include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat those amounts as paid by them for the purpose of the foreign tax credit or deduction. If such shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the written statement mailed to that shareholder. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

Federal Income Tax Rates

As of the date of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 39.6% for ordinary income and 20% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) equal to the highest net long-term capital gains rate, which generally is 20%. In general, “qualified dividend income” is income attributable to dividends received by the Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase agreements and other derivative transactions ordinarily will not qualify as qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds, such as the Fixed Income Fund and the Municipal Bond Fund, typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. The effective marginal tax rate may be higher for some shareholders, for example through reductions in deductions.

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Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

A Fund may be required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number; if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding; or if the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

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Foreign Shareholders

With respect to taxable years beginning on or before December 31, 2013, distributions reported by a Fund as “interest-related dividends” (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Interest-related dividends are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written statement mailed to its shareholders. Distributions made to exempt foreign shareholders attributable to net investment income from other sources (and net investment income from all sources if the application of the interest-related dividend rules is not extended to apply to taxable years beginning on or after December 31, 2013), such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest dividends from a Fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or before December 31, 2013, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain distributions or short-term capital gain distributions and certain other conditions are met; or (iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such from a Fund in a written statement mailed by the Fund to its shareholders. If the rules relating to short-term capital gain distributions are not extended, such distributions made in taxable years beginning after December 31, 2013 will be subject to taxation in a manner similar to net investment income (without the application of the interest-related dividend rules) described above.

Even if permitted to do so, the Funds provide no assurance that they will report any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund reports any distributions as such, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such reports.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If a Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

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The Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act (“FATCA”) may impose withholding taxes on certain types of U.S. source income “withholdable payments” (including dividends, rents, gains from the sale of equity securities and certain interest payments) made to “foreign financial institutions” and certain other non-financial foreign entities unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the non-financial foreign entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. Generally, a shareholder may be considered a “foreign financial institution” if it is a foreign entity that accepts deposits in the ordinary course of its business, holds assets in custody for the benefit of others, is an insurance company, is an investment entity, or is part of an expanded affiliated group that includes one of the foregoing, while a non-financial foreign entity is generally a foreign entity that is not a financial institution. To avoid withholding upon receipt of payments, a foreign financial institution must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. Withholding under this legislation on withholdable payments to foreign financial institutions and non-financial foreign entities is expected to apply after December 31, 2016 with respect to gross proceeds of a disposition of property that can produce U.S. source interest or dividends and after December 31, 2013 with respect to other withholdable payments (although the legislation may apply sooner for such other withholdable payments made to non-financial foreign entities). Prospective shareholders should consult their own tax advisors regarding this new legislation.

Additional Considerations for the Municipal Bond Fund

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest dividends.” The Municipal Bond Fund intends to so qualify and is designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on the Municipal Bond Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. Thus, exempt interest may be subject to state and local taxes.

The Municipal Bond Fund will report to its shareholders in a written statement the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The reported portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the Municipal Bond Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal AMT. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent that the Municipal Bond Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Municipal Bond Fund. In addition, exempt-interest dividends paid by the Municipal Bond Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation, and may also affect its federal “environmental tax” liability. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28% and corporations are subject to the federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the federal AMT should consult their own tax advisors. A significant portion of exempt-interest dividends from the Municipal Bond Fund may be treated as a “tax preference item,” as discussed above.

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The IRS is paying increased attention to whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Municipal Bond Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize the Municipal Bond Fund’s ability to pay exempt-interest dividends.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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FINANCIAL INFORMATION

The Financial Statements incorporated herein by reference from the Funds’ 2012 Annual Report to Shareholders have been audited by Ernst & Young LLP, the Corporation’s independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting. The consolidated financial statements of the Real Return Fund include the financial results of the Subsidiary.

No person has been authorized to give any information or to make any representations not contained in the Prospectus, incorporated herein by reference in this Statement of Additional Information, in connection with the offering made by the Prospectus and, if given or made, such information or presentations must not be relied upon as having been authorized by the Funds. This Statement of Additional Information does not constitute an offering by the Funds in any jurisdiction in which such an offering may not lawfully be made.

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APPENDIX A - RATINGS

STANDARD AND POOR’S LONG-TERM DEBT RATING DEFINITIONS

AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is very high.

AA-- An obligation rated AA differs from the higher rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. It differs from the highest-rated obligors only to a small degree.

A-- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB-- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-- An obligation rated BBB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B-- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC-- An obligation rated CCC has a currently identifiable vulnerability to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment obligation.

CC-- An obligation rated CC is currently highly vulnerable to nonpayment.

C-- A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D-- An obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

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MOODY’S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

Aaa-- Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

Aa-- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-- Obligations rated A are considered as upper-medium grade credit risk.

Baa-- Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba-- Obligations rated Ba are judged to have speculative elements And are subject to substantial credit risk.

B-- Obligations rated B are considered speculative and are subject to high credit risk.

Caa-- Obligations rated Caa are judged to be of poor standing And are subject to very high credit risk.

Ca-- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-- Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

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FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Securities considered to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA-- Securities considered to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-- Securities considered to be of high credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB-- Securities considered to be of good credit quality. Securities considered to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB-- Securities considered to be speculative. BB ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B-- Securities considered to be highly speculative. B ratings indicate that material credit risk is present.

CCC—A CCC rating indicates that substantial credit risk is present.

CC—A CC rating indicates very high levels of credit risk.

C-- A C rating indicates exceptionally high levels of credit risk.

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MOODY’S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earning coverage of fixed financial charges and high internal cash generation.
•	Well established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

F-1--Commercial paper assigned this rating is regarded as having a strong capacity for timely payment of financial commitments.

F-2--Issues assigned this rating reflect a good capacity for timely payment, but margin of safety is not as great as in the case of the higher ratings.

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APPENDIX B

Bessemer Trust Company, N.A.

Bessemer Investment Management LLC

Proxy Voting Policies & Procedures

I.     Executive Summary

It is the policy of the Bessemer Trust Company, N.A. and Bessemer Investment Management LLC (“BTNA/BIM”) to take an active role in voting proxies with respect to securities held in accounts of clients who have granted us the authority and discretion to vote proxies on their behalf. Where they are responsible for voting proxies for a client, BTNA/BIM have adopted these policies and procedures reasonably designed to ensure that BTNA/BIM vote proxies in an effort to maximize the value of our clients’ investments over the long term and the Proxy Voting Policy Guidelines set forth in Exhibit A will guide voting decisions. While proxy voting will generally follow the Proxy Voting Policy Guidelines, specific voting decisions may differ in any instance where the combined BTNA/BIM Proxy Committee (the “Committee”) believe it to be in the best interests of shareholders. The Committee is charged with developing and maintaining the Proxy Voting Policy Guidelines to vote proxies based on knowledge of the companies and the best interests of the shareholders.

II.    Procedures for Voting Proxies

The Committee meets on a periodic basis or as needed and oversees the proxy voting process. The Committee reviews the Proxy Voting Policy Guidelines on a semi-annual basis, or more frequently on an as needed basis, and approves amendments to the Proxy Voting Policy Guidelines when determined to be appropriate. The Committee may seek the input of BTNA/BIM portfolio managers and research analysts on certain matters (i.e., contested board election, merger and acquisition activity, etc.) prior to making a voting decision. The Committee is composed of representatives from Legal or Compliance and the Investment area and other areas as appropriate.

We have engaged Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research and to vote proxies in accordance with the Proxy Voting Policy Guidelines. The Committee may review specific proxy votes with ISS when the Committee determines this to be desirable.

The Committee may elect to refrain from voting in certain cases where it deems appropriate, if for example, the cost of voting appears to exceed the benefit, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

III.   Conflict of Interest

In those situations where the Committee determines that there is a material conflict of interest (i.e., a conflict that is likely to influence, or appear to influence, our decision making on the issue based on assessment of the particular facts and circumstances), the Committee will determine an appropriate method to resolve such conflict of interest before the affected proxy is voted. Such

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methods may include (1) instructing ISS to vote the affected proxy in accordance with its own recommendations, (2) referring the proxy to the governing board of the relevant investment company or the client institution, (3) disclosing the conflict of interest and sending the proxy to individual shareholders for them to vote individually, or (4) such other method as is deemed appropriate given the particular facts and circumstances.

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Proxy Voting Guidelines

An important component of the investment discipline of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC (together, “Bessemer”) is making appropriate proxy voting decisions. In an effort to support proposals that maximize the value of our clients’ investments over the long term, Bessemer has developed these Proxy Voting Guidelines (“Guidelines”), which set forth principles that guide our voting decisions. While Bessemer’s voting will generally follow these Guidelines, specific voting decisions may differ in any instance where Bessemer believes it to be in the best interest of shareholders.

The Bessemer Proxy Committee (“Proxy Committee”)1 oversees the proxy voting process. The Proxy Committee considers and approves amendments to these Guidelines as it deems appropriate every year or more frequently as needed.

Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies in accordance with Bessemer’s guidelines. As part of the proxy voting process, Bessemer’s portfolio managers and analysts will be consulted on a limited number of issues (generally on matters that are designated as case-by-case votes).

Bessemer may refrain from voting in certain cases where it deems appropriate, if, for example, the cost of voting appears to exceed the expected benefits, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on uncontested director nominees of U.S. companies generally will be cast as recommended by ISS based on their research and analysis, except that votes will be WITHHELD from director nominees who own no company stock and have served on the board for more than one year. In accordance with ISS’s policy, votes will also be WITHHELD from director nominees who:

•	Have poor attendance history at board and committee meetings as determined by ISS;
•	Are inside directors or affiliated outside directors and the full board is less than majority independent;
•	Are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;
•	Are compensation committee members and the company has poor compensation practices as determined by ISS;
•	Are compensation committee members and the company has a pay for performance disconnect as determined by ISS;

1 The Proxy Committee, which is a joint committee of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC, is comprised of Bessemer’s Chief Investment Officer, Head of Investment Strategies, Director of Client Portfolio Analysis, an Associate Portfolio Manager, an Analyst, Head of Custody and a Compliance Officer.

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•	Are compensation committee members and the board exhibits a significant level of poor communication and responsiveness to shareholders surrounding compensation issues;
•	Have ignored a proposal that was approved by either a majority of the shares outstanding in the previous year or by the majority of votes cast in the last year and one of the two previous years;
•	Are incumbent board members and the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency
•	Have adopted a long-term poison pill without shareholder approval, where there is no commitment or policy to put the pill to shareholder vote;
•	Have made a material adverse change to an existing poison pill without shareholder approval;
•	Have kept in place a dead-hand or modified dead-hand poison pill;
•	Are incumbent board members and the board had material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or
•	Have taken egregious actions or failed to replace management as appropriate, as determined by ISS.

Vote CASE-BY-CASE on director nominees who have been associated with a pattern of egregious actions on other boards or in the role of executive management that raises substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote FOR nominees for directors of non-U.S. companies in uncontested elections unless there are specific concerns adverse to shareholder interest.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

Majority Vote Proposals

Vote FOR reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided

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the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Stock Ownership Requirements

Vote FOR proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Stock ownership on the part of directors is desirable.

2. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Proxy Access

Vote in accordance with ISS’s policy on management and shareholder proposals to enact proxy access, which will take into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including: (1) The ownership thresholds proposed in the resolution (i.e., percentage and duration); (2) The maximum proportion of directors that shareholders may nominate each year; and (3) The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Confidential Voting

Vote FOR proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

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•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors will be evaluated on a CASE-BY-CASE basis, taking into consideration the company’s long-term financial performance, management’s track record, the qualifications of each slate of director nominees and the actions being recommended by each.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5. Capital Structure

Common Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock.

6. Executive/Director Compensation and Employee Stock Plans

Equity-Based Compensation Proposals

Vote FOR reasonably-crafted proposals requiring senior management to own a specified amount of company stock.

Votes with respect to compensation plans will be cast as recommended by ISS based on their research and analysis, which is summarized below. ISS will value every award type granted by U.S. companies, using the expanded compensation data disclosed under the SEC’s rules, measure the total cost to shareholders of a company’s equity plans. If the cost is deemed to be reasonable, then ISS generally will vote FOR the proposal. However, ISS generally will vote AGAINST equity incentive plan proposals, even if the plans’ cost is deemed reasonable, if any of the following factors apply: (1) the ability to reprice stock options without prior shareholder approval, (2) excessive CEO compensation relative to company performance (pay-for-performance disconnect), (3) excessive three-year average burn rate, or (4) the plan is a vehicle for poor pay practices, such as egregious compensation practices

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ISS will evaluate plans proposed by non-U.S. companies using the data available to analyze dilution issues and other plan terms, including plan administration.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase Plans – Qualified Plans

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85% of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than 10% of the outstanding shares.

Employee Stock Purchase Plans – Non-Qualified Plans

Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value; and
•	No discount on the stock price on the date of purchase if there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25% of employees’ contribution, evaluate the cost of the plan against its allowable cap as calculated by ISS.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) will be voted as recommended by ISS based on their research and analysis, which will evaluate whether the plan exceeds its allowable cap as calculated by ISS.

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Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST proposals requiring director fees be paid in stock only.

Performance-Based Awards: Generally vote FOR proposals advocating the use of performance-based equity awards like indexed, premium-priced, and performance contingent options or performance-based shares, unless: (1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or (2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50% of the shares awarded to those executives for that fiscal year.

Pay-for-Superior-Performance: Generally vote FOR shareholder proposals requesting that the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives, unless ISS determines that such a proposal would not be in shareholders’ interest. In evaluating these shareholder proposals, ISS will consider the following factors:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

Compensation Consultants - Disclosure of Board or Company’s Utilization: Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Option Repricing: Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes: Vote FOR proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment

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contracts. Proposals to ratify golden parachutes are voted FOR if they include the following: (1) The triggering mechanism should be beyond the control of management; (2) The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and (3) Change-in-control payments should be double-triggered, i.e., after (a) a change in control has taken place, and (b) termination of the executive has occurred as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Vote in accordance with ISS’s recommendation on proposals to approve a company’s golden parachute compensation. Features that may lead to a recommendation AGAINST include:

•	Recently adopted or amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or amended agreements that include modified single trigger agreements (since prior annual meeting);
•	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•	In the case of a substantial gross-up from pre-existing/grandfathered contract: what triggered the gross-up (e.g., very large option grants at low point in stock price, or unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Supplemental Executive Retirement Plans (SERPs): Generally vote FOR proposals requiring companies to draft reports detailing their SERP programs as well as proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Holding Periods: Vote in accordance with ISS’s recommendations on proposals asking companies to adopt holding periods or retention ratios for their executives. ISS’s recommendations generally take into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:
➢	Rigorous stock ownership guidelines, or
➢	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
➢	A meaningful retention ratio; and

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•	Officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Advisory Vote on Executive Compensation - Shareholder Proposals: Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers as set forth in the company’s Summary Compensation Table and the accompanying narrative disclosure.

Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay or “MSOP”): Vote in accordance with ISS’s recommendation on management proposals related to the compensation of executives and outside directors. In accordance with ISS’s policy, vote AGAINST MSOP proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices; or
•	The board exhibits poor communication and responsiveness to shareholders.

Management Say on Pay Frequency Proposals: Vote FOR proposals to establish annual MSOP proposals. Vote AGAINST proposals to establish bi- or triennial MSOP proposals.

All other proposals regarding executive and director pay will be voted taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

7. Poison Pills

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8. Mergers, Acquisitions and Corporate Restructurings

Vote CASE-BY-CASE on mergers, acquisitions and corporate restructuring based on such factors as pricing and strategic rationale.

9. Reincorporation Proposals

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

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10. Exclusive Venue Proposals

Proposals seeking shareholder approval to limit shareholder litigation to the company’s jurisdiction of incorporation will be voted in accordance with ISS’s policy, which will take into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
•	Whether the company has the following good governance features:
➢	An annually elected board;
➢	A majority vote standard in uncontested director elections; and
➢	The absence of a poison pill, unless the pill was approved by shareholders.

11. Political Contributions

Vote FOR reasonable proposals that seek additional disclosure surrounding the internal processes and oversight mechanisms governing the company’s political contributions and lobbying expenses.

12. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company.

The Proxy Committee will review ISS’s annual report on social policy shareholder resolutions as part of the Proxy Committee’s review of these Guidelines.

Other than as identified above for shareholder proposals regarding political contributions, vote in accordance with ISS’s recommendation on shareholder proposals related to social and environmental issues. ISS’s research will consider the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the underlying issues are more appropriately and effectively dealt with through governmental or regulatory action;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	Whether the proposal itself is well framed and the cost of implementation is reasonable; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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13. Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability of to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

14. Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote FOR proposals recommended by management and AGAINST proposals unless recommended by management.

15. Conflicts of Interest

Bessemer recognizes that there may be a potential conflict of interest, or the appearance of a conflict of interest, when Bessemer votes a proxy solicited by an issuer with whom Bessemer is affiliated or Bessemer, or one of our affiliates, has a business relationship, or when Bessemer or one of our affiliates has a business relationship with a senior executive or director of such an issuer or with a shareholder who has sponsored a proposal contained in the proxy. Bessemer has implemented these Guidelines, which provide for uniform voting of proxy issues and oversight by the Proxy Committee, to minimize conflicts of interest and to seek to ensure that proxies are voted solely in shareholders’ interests.

The Proxy Committee will delegate to one of its members the duty to periodically remind all employees involved in the proxy voting process as well as all portfolio managers and members of senior management that it is their responsibility to bring to the Proxy Committee’s attention matters that may create a conflict of interest for Bessemer when voting proxies. In addition, before an investment professional gives his or her opinion on any ballot issue, he or she must confirm that he or she does not have a potential conflict of interest with respect to the issue.

In those situations where the Proxy Committee determines that there is a material conflict of interest (i.e., a conflict that is likely to influence, or appear to influence, Bessemer’s decision making on the issue based on assessment of the particular facts and circumstances), the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the affected proxy is voted. Such methods may include (1) instructing ISS to vote the affected proxy in accordance with its own recommendations, (2) referring the proxy to the governing board of the relevant investment company or the client institution, (3) disclosing the conflict of interest and sending the proxy to individual shareholders for them to vote individually, or (4) such other method as is deemed appropriate given the particular facts and circumstances.

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PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFAA”) (Dimensional, DFAL and DFAA are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors’ duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”) an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

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The Advisors may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts.

The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisors may retain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines. Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as Advisors’ intend because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors’ clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. In some cases, the Advisor may determine that it is in the best

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interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.2 The Advisors intend to make their determination on

2 As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it “interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign

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whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not result from any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform its clients on how to obtain information regarding the Advisor’s voting of its clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.” See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

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Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors’ responses (whether a client’s request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

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EXHIBIT A

PROXY VOTING GUIDELINES

See Attached

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U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2012

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

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1.	Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder- approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHOLD or AGAINST every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within 12 months prior to the upcoming shareholder meeting.

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1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill’s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;

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•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;
2.2.	The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;
2.3.	The board failed to act on takeover offers where the majority of shares are tendered;
2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

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3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.4.	The full board Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:
•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards[3]; or
4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own– withhold only at their outside boards.

Voting for Director Nominees in Contested Elections*

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

3 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Proxy Access4

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

Company-specific factors; and

Proposal-specific factors, including:

o	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o	The maximum proportion of directors that shareholders may nominate each year; and
o	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Shareholder Rights & Defenses*

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
•	Whether the company has the following good governance features:
o	An annually elected board;
o	A majority vote standard in uncontested director elections; and
o	The absence of a poison pill, unless the pill was approved by shareholders.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4 Dimensional will vote against binding proposals where the shareholder proponent(s) hold less than a 5% ownership interest in the company for companies included in the S&P 500 Index, or less than a 7.5% ownership interest in the company for all other companies.  Where these ownership thresholds have been met by the shareholder proponent(s), Dimensional will vote in accordance with the recommendation of ISS.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[5] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

5 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING*

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company’s use of authorized shares during the last three years
•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company’s use of authorized preferred shares during the last three years;
•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:

o	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
o	The new class of shares will be transitory;

The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION*

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);

The company maintains significant problematic pay practices;

The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

o	Magnitude of pay misalignment;
o	Contribution of non-performance-based equity grants to overall pay; and
o	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay- for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[6] Alignment:

•     The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•     The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;

The ratio of performance-based compensation to overall compensation;

The completeness of disclosure and rigor of performance goals;

The company’s peer group benchmarking practices;

Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

Any other factors deemed relevant.

6 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

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Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;

Incentives that may motivate excessive risk-taking; and

Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
o	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Board Communications and Responsiveness

on the Board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company’s response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;
▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company’s ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
•	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•	In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans*

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

The total cost of the company’s equity plans is unreasonable;

The plan expressly permits repricing;

A pay-for-performance misalignment is found;

The company’s three year burn rate exceeds the burn rate cap of its industry group;

The plan has a liberal change-of-control definition; or

The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/ environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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APPENDIX

2012 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES‡

Effective for Meetings on or after February 1, 2012

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;
•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;
•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•	Name of the proposed auditors has not been published;
•	The auditors are being changed without explanation; or
•	Fees for non‐audit services exceed standard annual audit‐related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

‡ This is a summary of the majority of International Markets, however, certain countries and/or markets, including Canada, Western Europe, Australia, New Zealand and China have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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In circumstances where fees for non‐audit services include fees related to significant one‐time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non‐audit fee” category, then such fees may be excluded from the non‐audit fees considered in determining the ratio of non‐audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

B-34

2. BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.*

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

ISS Classification of Directors - International Policy 2011

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

B-35

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative[1] of a current employee of the company or its affiliates;
•	Relative[1] of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections*

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

B-36

•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE*

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

B-37

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

B-38

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks; and/or
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION*

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

B-39

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings*

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions*

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

B-40

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

B-41

ADDRESSES

OLD WESTBURY FUNDS, INC.

760 Moore Road

King of Prussia, Pennsylvania 19406

Underwriter

FORESIDE FUNDS Distributors LLC

400 Berwyn Park

899 Cassatt Rd., Suite 110

Berwyn, PA 19312

Adviser

BESSEMER INVESTMENT MANAGEMENT LLC

630 Fifth Avenue

New York, New York 10111

Sub-Advisers

DIMENSIONAL FUND ADVISORS LP

(SUB-ADVISER TO THE GLOBAL SMALL & MID CAP FUND)

6300 Bee Cave Road, Building One,

Austin, Texas 78746

CHAMPLAIN INVESTMENT PARTNERS, LLC

(SUB-ADVISER TO THE GLOBAL SMALL & MID CAP FUND)

180 Battery Street

Burlington, Vermont 05401

FRANKLIN ADVISERS, INC.

(SUB-ADVISER TO THE GLOBAL OPPORTUNITIES FUND)

One Franklin Parkway

San Mateo, California 94403

SHENKMAN CAPIAL MANAGEMENT, INC.

(SUB-ADVISER TO THE GLOBAL OPPORTUNITIES FUND)

461 Fifth Avenue

New York, New York 10017

BLACKROCK FINANCIAL MANAGEMENT, INC.

(SUB-ADVISER TO THE GLOBAL OPPORTUNITIES FUND)

40 East 52nd Street

New York, New York 10022

MONDRIAN INVESTMENT PARTNERS LIMITED

(SUB-ADVISER TO THE GLOBAL SMALL & MID CAP FUND)

Fifth Floor, 10 Gresham Street

London EC2V 7JD

OLDFIELD PARTNERS LLP

(SUB-ADVISER TO THE LARGE CAP STRATEGIES FUND)

130 Buckingham Palace Road

London SW1W 9SA, United Kingdom

SANDS CAPITAL MANAGEMENT, LLC

(SUB-ADVISER TO THE LARGE CAP STRATEGIES FUND)

1101 Wilson Boulevard, Suite 2300

Arlington, Virginia 22209

Custodians

BESSEMER TRUST COMPANY

100 Woodbridge Center Drive

Woodbridge, New Jersey 07095

CITIBANK, N.A.

111 Wall Street

New York, New York 10005

Fund Administrator, Accountant & Transfer Agent

BNY MELLON INVESTMENT SERVICING (US) Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

Independent Registered Public Accounting Firm

ERNST & YOUNG LLP

5 Times Square

New York, New York 10036

Fund Counsel

GOODWIN PROCTER LLP

901 New York Avenue, NW

Washington, DC 20001

Counsel to the Independent Directors

PAUL HASTINGS LLP

75 East 55th Street

New York, New York 10022

PART C

OTHER INFORMATION

OLD WESTBURY FUNDS, INC.

ITEM 28.	EXHIBITS

(a)

Articles of Restatement of the Registrant dated July 24, 2012 are incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement filed on August 14, 2012 (File No. 33-66528).

(b)

Amended and Restated By-Laws of the Registrant dated July 24, 2012 are incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement filed on August 14, 2012 (File No. 33-66528).

(c)	Not Applicable.

(d)(i)

Investment Advisory Agreement dated September 1, 2010 between the Registrant and Bessemer Investment Management LLC (“BIM”) is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(d)(ii)

Amendment No. 1 to Investment Advisory Agreement between the Registrant and BIM is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(d)(iii)

Sub-Advisory Agreement dated April 6, 2005 among the Registrant, BIM and Dimensional Fund Advisors, LP (formerly Dimensional Fund Advisors, Inc.) (“Dimensional”) with respect to the Global Small & Mid Cap Fund is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(d)(iv)

Sub-Advisory Agreement dated October 1, 2008 among the Registrant, BIM and Champlain Investment Partners, LLC (“Champlain”) with respect to the Global Small & Mid Cap Fund is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(v)

Sub-Advisory Agreement dated November 12, 2007 among the Registrant, BIM and Franklin Advisers, Inc. (“Franklin”) with respect to the Global Opportunities Fund is incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on February 28, 2008.

(d)(vi)

Sub-Advisory Agreement dated September 24, 2008 among the Registrant, BIM and Shenkman Capital Management, Inc. (“Shenkman”) with respect to the Global Opportunities Fund is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(vii)

Sub-Advisory Agreement dated September 25, 2009 among the Registrant, BIM and BlackRock Financial Management, Inc. (“BlackRock”) with respect to the Global Opportunities Fund is incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement filed on December 29, 2009 (File No. 33-66528).

(d)(viii)

Sub-Advisory Agreement dated July 19, 2011 among the Registrant, BIM and Mondrian Investment Partners Limited (“Mondrian”) with respect to the Global Small & Mid Cap Fund is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(d)(ix)

Sub-Advisory Agreement dated November 16, 2011 among the Registrant, BIM and Oldfield Partners LLP (“Oldfield”) with respect to the Large Cap Strategies Fund is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(d)(x)

Sub-Advisory Agreement dated November 16, 2011 among the Registrant, BIM and Sands Capital Management, LLC (“Sands”) with respect to the Large Cap Strategies Fund is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(d)(xi)

Amendment to Sub-Advisory Agreement dated September 24, 2008 among the Registrant, BIM and Dimensional is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(xii)

Second Amendment to Sub-Advisory Agreement dated March 4, 2009 among the Registrant, BIM and Dimensional is incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement filed on December 29, 2009 (File No. 33-66528).

(d)(xiii)

Amendment No. 1 to Sub-Advisory Agreement dated April 1, 2009 among the Registrant, BIM and Shenkman is incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement filed on December 29, 2009 (File No. 33-66528).

(d)(xiv)

Fee Waiver Commitment Letter of BIM (relating to the Real Return Fund) dated October 15, 2008 is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(xv)

Fee Waiver Commitment Letter of BIM and Bessemer Trust Company, N.A. dated January 23, 2013 (relating to the Large Cap Core Fund, Large Cap Strategies Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Fixed Income Fund, Municipal Bond Fund and Real Return Fund) is filed herewith.

(e)(i)

Underwriting Agreement dated April 1, 2012 between the Registrant and Foreside Funds Distributors LLC is incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on June 5, 2012 (File No. 33-66528).

(e)(ii)	Form of Selling Agreement is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(f)	Not Applicable.

(g)(i)

Custody Agreement between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement filed on October 5, 1993 (File No. 33-66528).

(g)(ii)

Amendment to Custodian Agreement dated May 2, 2001 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(g)(iii)

Second Amendment to Custodian Agreement dated September 1, 2004 between Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed on January 31, 2005 (File No. 33-66528).

(g)(iv)

Third Amendment to Custodian Agreement dated September 1, 2005 between Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(g)(v)

Fourth Amendment to Custodian Agreement dated December 6, 2006 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on September 26, 2007 (File No. 33-66528).

(g)(vi)

Fifth Amendment to Custodian Agreement dated July 31, 2008 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on August 20, 2008 (File No. 33-66528).

(g)(vii)

Sixth Amendment to Custodian Agreement dated September 1, 2010 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(g)(viii)

Seventh Amendment to Custodian Agreement dated April 27, 2011 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on June 8, 2011 (File No. 33-66528).

(g)(ix)

Eighth Amendment to Custodian Agreement dated November 16, 2011 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(g)(x)

Global Custodial Services Agreement dated March 16, 2005 between Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(g)(xi)

Amended Schedule to Global Custodial Services Agreement dated November 7, 2007 between Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(g)(xii)

First Amendment to Custodian Agreement dated December 1, 2006 between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(g)(xiii)

Third Amendment to Custodian Agreement dated July 31, 2008 between the Registrant and Citibank, N.A., is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(g)(xiv)

Fourth Amendment to Custodian Agreement dated April 27, 2011 between the Registrant and Citibank, N.A., is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on June 8, 2011 (File No. 33-66528).

(g)(xv)

Amended Schedule to Global Custodial Services Agreement dated May 11, 2011 between the Registrant and Citibank, N.A., is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on June 8, 2011 (File No. 33-66528).

(g)(xvi)

Fee Waiver Commitment Letter of Citibank (relating to the Real Return Fund) dated July 23, 2008 is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(h)(i)

Administrative Oversight, Supervision and Coordination Services Agreement dated September 1, 2010 between the Registrant and Bessemer Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(h)(ii)

Administration and Accounting Services Agreement dated April 3, 2006 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon”) is

incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(h)(iii)

Amended and Restated Exhibits A and C dated November 16, 2011 to Administration and Accounting Services Agreement between the Registrant and BNY Mellon dated April 3, 2006 are incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement filed on February 27, 2012 (File No. 33-66528).

(h)(iv)

Financial Statement Typesetting Services Amendment to Administration and Accounting Services Agreement dated January 27, 2011 between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on June 8, 2011 (File No. 33-66528).

(h)(v)

Fee Waiver Commitment Letter of BNY Mellon (relating to the Real Return Fund) is incorporated by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on February 25, 2009 (File No. 33-66528).

(h)(vi)

Transfer Agency Services Agreement dated April 3, 2006 between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(h)(vii)

Amended and Restated Exhibit A dated November 16, 2011 to Transfer Agency Services Agreement between the Registrant and BNY Mellon dated April 3, 2006 is incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement filed on February 27, 2012 (File No. 33-66528).

(h)(viii)

Participation Agreement dated January 25, 2008 among the Registrant, iShares Trust and iShares, Inc. is incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on February 28, 2008.

(h)(ix)

Appointment of Agent for Service of Process on OWF Real Return Fund Ltd. is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(h)(x)

Investing Fund Agreement dated June 27, 2012 among the Registrant, The Select Sector SPDR Trust, SPDR Series Trust and SPDR Index Shares Funds is incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement filed on August 14, 2012 (File No. 33-66528).

(h)(xi)

Purchasing Fund Agreement dated June 27, 2012 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement filed on August 14, 2012 (File No. 33-66528).

(i)	Legal Opinion of Goodwin Procter LLP is filed herewith.

(j)	Consent of Ernst & Young LLP is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(i)

Shareholder Servicing Plan on behalf of the Funds (including Form of Shareholder Servicing Agreement between the Registrant and Bessemer Trust Company, N.A. and Form of Shareholder Sub-Servicing Agreement) is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(m)(ii)

Amended Appendix A to Shareholder Servicing Plan dated September 1, 2010 is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(m)(iii)

First Amendment to Shareholder Servicing Agreement dated September 1, 2010 between the Registrant and Bessemer Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(n)	Not Applicable.

(o)	Reserved.

(p)(i)

Code of Ethics of the Registrant as amended May 14, 2007 is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(p)(ii)	Code of Ethics of BIM and its affiliates is incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(p)(iii)	Code of Ethics of Dimensional is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(p)(iv)	Code of Ethics of Champlain is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(p)(v)	Code of Ethics of Franklin is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(p)(vi)	Code of Ethics of Shenkman is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(p)(vii)	Code of Ethics of BlackRock is incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement filed on December 29, 2009 (File No. 33-66528).

(p)(viii)	Code of Ethics of Mondrian is incorporated by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on February 28, 2011 (File No. 33-66528).

(p)(ix)	Code of Ethics of Oldfield is incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement filed on September 15, 2011 (File No. 33-66528).

(p)(x)	Code of Ethics of Sands is incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement filed on September 15, 2011 (File No. 33-66528).

(q)(i)	Power of Attorney of Patricia L. Francy is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(ii)	Power of Attorney of Eugene P. Beard is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(iii)	Power of Attorney of Robert M. Kaufman is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(iv)	Power of Attorney of John R. Whitmore is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(v)	Power of Attorney of Peter C. Artemiou is incorporated by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on February 25, 2009 (File No. 33-66528).

(q)(vi)	Power of Attorney of J. David Officer is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(q)(vii)	Power of Attorney of Jeffrey J. Glowacki is incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on June 5, 2012 (File No. 33-66528).

(q)(viii)	Power of Attorney of David W. Rossmiller is incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement filed on June 5, 2012 (File No. 33-66528).

(q)(ix)

Certified Board Resolution Approving Power of Attorney for Registrant is incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement filed on August 14, 2012 (File No. 33-66528).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

OWF Real Return Fund Ltd., a wholly-owned subsidiary of Old Westbury Real Return Fund organized under the laws of the Cayman Islands.

ITEM 30.	INDEMNIFICATION

Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on February 26, 1997.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

BIM (the “Adviser”) manages the Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111.

The Adviser is an affiliate of Bessemer Trust Company and a subsidiary of Bessemer Trust Company, N.A. which is a subsidiary of The Bessemer Group, Incorporated.

Information regarding the directors and officers of the Adviser is included in the Adviser’s Form ADV (SEC Number 801-60185) on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference.

Dimensional is a sub-adviser to the Global Small & Mid Cap Fund. Information regarding the directors and officers of Dimensional is included in Dimensional’s Form ADV on file with the SEC and is incorporated by reference.

Champlain is a sub-adviser to the Global Small & Mid Cap Fund. Information regarding the directors and officers of Champlain is included in Champlain’s Form ADV on file with the SEC and is incorporated by reference.

Franklin is a sub-adviser to the Global Opportunities Fund. Information regarding the directors and officers of Franklin is included in Franklin’s Form ADV on file with the SEC and is incorporated by reference.

Shenkman is a sub-adviser to the Global Opportunities Fund. Information regarding the directors and officers of Shenkman is included in Shenkman’s Form ADV on file with the SEC and is incorporated by reference.

BlackRock is a sub-adviser to the Global Opportunities Fund. Information regarding the directors and officers of BlackRock is included in BlackRock’s Form ADV on file with the SEC and is incorporated by reference.

Mondrian is a sub-adviser to the Global Small & Mid Cap Fund. Information regarding the directors and officers of Mondrian is included in Mondrian’s Form ADV on file with the SEC and is incorporated by reference.

Oldfield is a sub-adviser to the Large Cap Strategies Fund. Information regarding the directors and officers of Oldfield is included in Oldfield’s Form ADV on file with the SEC and incorporated by reference.

Sands is a sub-adviser to the Large Cap Strategies Fund. Information regarding the directors and officers of Sands is included in Sand’s Form ADV on file with the SEC and incorporated by reference.

ITEM 32. PRINCIPAL UNDERWRITER

(a)	Foreside Funds Distributors LLC (“the Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

	1.	Aston Funds
	2.	E.I.I. Realty Securities Trust
	3.	FundVantage Trust
	4.	GuideStone Funds
	5.	Highland Funds I (f/k/a Pyxis Funds I)
	6.	Highland Funds II (f/k/a Pyxis Funds II)
	7.	Kalmar Pooled Investment Trust
	8.	Matthews International Funds (d/b/a Matthews Asia Funds)
	9.	Metropolitan West Funds
	10.	The Motley Fool Funds Trust
	11.	New Alternatives Fund, Inc.
	12.	Old Westbury Funds, Inc.
	13.	The RBB Fund, Inc.
	14.	Stratton Multi-Cap Fund, Inc.
	15.	Stratton Real Estate Fund, Inc.
	16.	The Stratton Funds, Inc.
	17.	The Torray Fund
	18.	Versus Capital Multi-Manager Real Estate Income Fund LLC

(b)	The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Bruno S. DiStefano	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Ronald C. Berge	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at the following locations:

(1)	BNY Mellon Investment Servicing (US) Inc., Bellevue Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as administrative agent).

(2)

BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406 (records relating to its functions as accounting, administrative, transfer agent and dividend disbursing agent).

(3)	Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312 (records relating to its functions as underwriter).

(4)	Bessemer Trust Company, 100 Woodbridge Center, Woodbridge, New Jersey 07095 (records relating to its functions as custodian).

(5)	Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York 10013 (records relating to its function as custodian).

(6)	Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111 and 9 South Street, London, England W1K 2XA (records relating to its functions as investment adviser).

(7)	Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746 (records relating to its function as sub-adviser to the Global Small & Mid Cap Fund,).

(8)	Champlain Investment Partners, LLC, 180 Battery Street, Burlington, Vermont 05401 (records relating to its function as sub-adviser to the Global Small & Mid Cap Fund,).

(9)	Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403 (records relating to its function as sub-adviser to the Global Opportunities Fund).

(10)	Shenkman Capital Management, Inc., 461 Fifth Avenue, New York, New York 10017 (records relating to its function as sub-adviser to the Global Opportunities Fund).

(11)	BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its function as sub-adviser to the Global Opportunities Fund).

(12)	Mondrian Investment Partners Limited, 10 Gresham Street, London EC2V 7JD (records relating to its function as sub-adviser to the Global Small & Mid Cap Fund).

(13)	Oldfield Partners LLP, 130 Buckingham Palace Road, London SW1W 9SA (records relating to its function as sub-adviser to the Large Cap Strategies Fund).

(14)	Sands Capital Management, LLC, 1101Wilson Blvd., Suite 2300, Arlington, Virginia 22209 (records relating to its function as sub-adviser to the Large Cap Strategies Fund).

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the 1933 Act and the 1940 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 28th day of February, 2013.

OLD WESTBURY FUNDS, INC.

By:

David W. Rossmiller, President*

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of February, 2013.

Name	Title	Date

	President*	February 28, 2013

David W. Rossmiller

	Director*	February 28, 2013

Patricia Francy

	Director*	February 28, 2013

Robert M. Kaufman

	Director*	February 28, 2013

Eugene P. Beard

	Director*	February 28, 2013

John R. Whitmore

	Director*	February 28, 2013

Jeffrey J. Glowacki

	Director*	February 28, 2013

J. David Officer

	Treasurer, Principal Financial Officer*	February 28, 2013

Peter C. Artemiou

*By:	/s/ Steven L. Williamson

Steven L. Williamson
As Attorney-in-Fact
February 28, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.28(d)(xv)	Fee Waiver Commitment Letter of BIM and Bessemer Trust Company

99.28(i)	Legal Opinion of Goodwin Procter LLP

99.28(j)	Consent of Ernst & Young LLP